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[MFS (R)/SUN LIFE SERIES TRUST LOGO]
ANNUAL REPORT - DECEMBER 31, 2001

CAPITAL OPPORTUNITIES SERIES
INTERNATIONAL GROWTH SERIES
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
NEW DISCOVERY SERIES
RESEARCH GROWTH AND INCOME SERIES
RESEARCH INTERNATIONAL SERIES
STRATEGIC GROWTH SERIES
TECHNOLOGY SERIES
VALUE SERIES
  (FORMERLY KNOWN AS EQUITY INCOME SERIES)

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TABLE OF CONTENTS

Letter from the President                              1
Management Review and Outlook                          1
Performance Summary                                    9
Portfolio of Investments                              15
Financial Statements                                  32
Notes to Financial Statements                         47
Independent Auditors' Report                          57
Board of Managers and Officers                Back Cover

  NOT FDIC INSURED   MAY LOSE VALUE             NO BANK GUARANTEE
  NOT A DEPOSIT      NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

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LETTER FROM THE PRESIDENT
DEAR CONTRACT OWNERS,
The past year was one that none of us will soon forget -- either on a personal level or as investors. Looking back, it seems we rode an emotional roller coaster that took us from bad, to worse, to the unimaginable tragedy of September 11, and then finished on a strong note of hope. In the end, I think we witnessed the triumph of optimism, perseverance, and the free market economic system.

A CHALLENGING ECONOMIC ENVIRONMENT
As 2001 began, we were expecting a difficult market. Since the spring of the previous year, a combination of economic factors had battered economies around the globe: high energy prices, high stock valuations, and unrealistically high investor expectations. Although consumer spending remained surprisingly strong, weakening corporate demand for products and services was exposing the excess of supply built up in the exuberance of the late 1990s. We were in a global recession that was slowly worsening when the terrorist attacks of September 11 shocked the market into a steep plunge.

In the days immediately following the attacks, there were many predictions of dire market consequences and a downward spiral by global economies. In our view, the attacks did accelerate the downturn we were already experiencing and probably pushed out a recovery by several months. But they also stimulated more-aggressive action to get that recovery going. Governments and central banks around the world responded by easing interest rates and by working harder to stimulate their economies.

In the United States, the Federal Reserve Board (the Fed) lowered rates four times between September 11 and the end of the year. The U.S. Congress passed a $15 billion airline bailout plan and then approved an additional $40 billion in emergency spending. The market responded with a rally that put most major stock indices higher on December 31 than they had been the day before the attacks. As I write this letter four months after the terrorist attacks, it seems that one thing the events of September 11 did was to reaffirm the strength and amazing resiliency of free markets around the globe.

REASONS FOR OPTIMISM
I think the term that best describes our outlook for 2002 might be "cautiously optimistic" -- an expression that has been overused in recent years but seems particularly appropriate now.

Reasons for caution abound. Companies have been cutting back on spending and laying off employees. New jobs have been harder to come by. Many industries have continued to be burdened by weak demand that has yet to catch up with an excess of supply. We would submit, however, that these factors -- while painful for employees and investors in the short term -- are healthy for the economy in the long term. Good companies respond to tough times by becoming leaner and more efficient, and that, in our view, sets the stage for the next economic upturn.

We're optimistic about 2002 because we believe the market has already hit a bottom and that the worst depths of the recession may be behind us. Compared to a year ago, interest rates, energy prices, stock valuations, and investor expectations have all come down. It appears to us that government attempts to stimulate world economies are beginning to work. We expect to see the beginnings of economic recovery this year, although we think that recovery will be moderate and not dramatic. We still have some tough work ahead, but we believe the worst is over.

INVESTING IN UNCERTAIN TIMES
The past two difficult years and the events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time.

In the current environment, we think that our investment approach is more valid than ever. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive, in our view.

As we begin a new year, we see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. As always, we appreciate your confidence in MFS and in Sun Life, and we welcome any questions or comments you may have.

Respectfully,

/s/ C. James Prieur

C. James Prieur
President of the MFS(R)/Sun Life Series Trust

January 15, 2002

Variable annuities are designed for long-term retirement investing; please see your investment professional for more information.

The opinions expressed in this letter are those of C. James Prieur, and no forecasts can be guaranteed.

MANAGEMENT REVIEW AND OUTLOOK

CAPITAL OPPORTUNITIES SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -24.93% and the Service Class returned -25.04%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a -11.88% return over the same period for the series' benchmark, the Standard & Poor's 500 Stock Index (the S&P 500), an unmanaged, but commonly used measure of the broad stock market. During the same period, the average multi-cap core portfolio tracked by Lipper Inc., an independent firm that reports portfolio performance, returned -10.89%

The market environment that prevailed through the past year is one that most equity investors will not recall with fond memories. While we believe the current market environment underscores the importance of maintaining a long-term focus when evaluating investment performance, it can sometimes be little consolation given recent results. That said, we believe the companies in which the series invests were selected on the basis of their potential for delivering consistent growth over time and their reasonable valuations, attributes that we believe have been the major drivers of the series' enviable long-term record. However, as recent events have demonstrated, when the market stumbles, it can sometimes drag strong stocks down with the weak.

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The primary cause for the series' weak results during the period was a significant weighting in technology, telecommunications, and utility stocks. After years of expansion, a combination of rising interest rates, high valuations, and rising energy prices stalled business and consumer demand. Conditions over the period affected technology and telecommunications companies more than the rest of the market because many of them had been priced in expectation of uninterrupted business expansion. In anticipation of a slowdown in the global economy, we worked hard to identify stocks that we believed would continue to deliver attractive performance in a downturn. Unfortunately, this did not translate to positive performance because these companies were punished along with the rest of the growth sector. In the utilities sector, most gas and electric stocks have fared poorly, as natural gas prices have dropped and demand for electricity has declined due to the soft economy. As a result, the series suffered one of the most difficult 18 months of its history.

Despite the rally at the end of the period in technology and telecommunications stocks, over the past 12 months the majority of these stocks posted negative returns during the period. Amid ongoing concerns about future earnings and the slowdown in capital spending, some of the biggest detractors to performance included computer software companies such as VERITAS and Oracle. Telecommunications stocks, such as American Tower and Qwest Communications were also hurt by the weak economic environment and slowdown in spending. In the first half of the period, our above-average stake in oil services stocks, such as Grant Pride Co., Santa Fe International, and Weatherford International, helped performance, as these stocks rallied amid tight supply and stepped-up drilling. At the end of the period, however, these stocks gave back much of their gains, as investors became concerned about the outlook for oil prices and weaker demand.

On a more positive note, banks and financial services stocks, such as Bank of America and Citigroup, helped performance. Lower interest rates, strong balance sheets, and reliable earnings growth helped support these stocks. Other contributors included specialty chemical manufacturer Praxair, paper company Jefferson Smurfit, and multi-industry conglomerate Tyco International.

Looking forward, we think this is precisely the wrong time to be changing our investment strategy in reaction to a tough market. The aggressive interest rate cuts that were implemented before and after September 11, the drop in the price of oil, the strength we've seen in refinancing activity, and a record amount of fiscal stimulus have been positive factors that we believe support the argument for a rebound in economic activity next year.

While there is cause for caution, history has shown that the stock market usually bottoms two to four quarters before company earnings bottom. In other words, we believe stock prices will most likely start to move up in advance of an improvement in either company fundamentals or the economy. Since we expect corporate earnings to recover in 2002, and because we believe the series is in a good position to benefit whenever the turnaround comes, we're maintaining our patient, long-term approach to investing. Accordingly, we increased the series' exposure to semiconductor stocks and other economically-sensitive groups, such as media and basic materials, including papers and chemicals, which have tended to be among the first to move up in anticipation of an economic recovery. On the other hand, in the financial services sector, our focus has been on leading companies that we believe are well-positioned to ride out continued economic weakness.

INTERNATIONAL GROWTH SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -15.91% and the Service Class returned -16.00%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to returns over the same period of -21.21% and -19.34%, respectively, for the series' benchmarks, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index and the Lipper International Index. The MSCI EAFE Index is an unmanaged market-capitalization-weighted total return index which is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. The Lipper Mutual Fund Indices are unmanaged, net-asset-value-weighted indices of the largest qualifying portfolios within their respective investment objectives, adjusted for the reinvestment of capital gain distributions and income dividends.

For the period as a whole, stock markets around the world were sharply negative, continuing the downturn that started in the spring of 2000. Although the market slide began in the technology and telecommunications sectors, in 2001 it became more widespread, and virtually no growth sectors performed well. Although the series outperformed its benchmarks, returns were nonetheless negative. Companies in our portfolio that we viewed as good long-term investments saw their stock prices dragged down by slowing economies in the United States and most other regions. The National Bureau of Economic Standards in the United States declared that, in fact, the nation had been in a recession since March of 2001.

In retrospect, it appears that the events of September 11 brought things to a head, leading to a dramatic selling frenzy as global markets anticipated a deepening recession. But, in fact, the market bounced back, and we saw a strong rally in the final quarter of 2001. We attribute that in large part to the monetary stimulus provided by the Federal Reserve Board (the Fed) and central banks around the world, which lowered interest rates to stimulate their economies, and to the fiscal stimulus provided in the United States by increased spending on security and defense. Stock markets historically have tended to turn upward some months in advance of an economic recovery, and we're hopeful that is what we witnessed at the end of the period.

Toward the end of the period, we changed the series' positioning to reflect a more positive outlook. For much of 2001, we had favored areas such as pharmaceuticals and consumer staples that we regard as more defensive. Stocks in these areas have tended to be less sensitive to changes in the economy -- because drugs and consumer staples, for example, are things that consumers need regardless of the state of the economy -- so they may be an effective defense in a poor market.

Late in the period, however, we increasingly favored companies that we believe will participate strongly in a recovery. We call these "high-beta companies," where beta is a measure of a stock's volatility compared to the overall market. Stocks that have a high beta are those that historically have moved faster than the overall market as the market moves up. Conversely, high-beta stocks have fallen faster than the market in a downturn, so these are stocks that we want to own when we believe the market is turning up, but not when we anticipate a downturn. High-beta areas where we increased our exposure included technology, media, and telecom.

That said, we continued to have a strong defensive element in the series, as we believe it is possible that we could see another downturn before a full-fledged recovery takes hold.

Technology was one of the high-beta areas in which we increased exposure. We added to our holdings in Samsung, a South Korean manufacturer that we feel is a leader in a recovering market for semiconductors. The price of Dynamic Random Access Memory

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(DRAM) chips, Samsung's main product, increased over the period, and that was reflected in an increase in the firm's stock price.

We also added two Japanese semiconductor firms to the portfolio: Fujimi, the world's largest manufacturer of polishing and grinding compounds used in making semiconductors, and Mimasu, one of the world's larger semiconductor wafer reprocessers. In the market selloff that followed September 11, we were able to buy these stocks at below book value -- in other words, cheaper than the intrinsic value of the plants and equipment that they own. Yet these are companies that have had globally dominant market shares and that we believe could perform well as the semiconductor business recovers. We think this was a case where our ongoing research prepared us to seize opportunities when the market unfairly, in our opinion, took down these stocks.

Frankly, in the media area we may have invested a bit early. Historically, advertising-dependent media firms such as radio and television broadcasters have been among the first firms to suffer in a recession -- because advertising has been one of the first expenses that corporations cut back in hard times -- and among the first to benefit in a recovery. Over the period, we were invested in a number of media stocks on the expectation that they would benefit as the market anticipated an economic recovery. Unfortunately, that has not happened as early as we expected. Although we still believe they will participate in an eventual recovery, our broadcasting holdings, such as ProSieben in Germany and Television Francaise in France, declined in price over the period.

A third high-beta area in the portfolio is telecom, which included Vodafone PLC, our largest holding as of the end of the period. Our telecom holdings consisted largely of cellular phone service providers such as SK Telecom in Korea and China Mobile, which were new holdings over the period, as well as NTT DoCoMo in Japan, and Vodafone, which is based in the United Kingdom. As voice and data transmission increasingly go wireless, we think leaders in the cellular area will prosper despite a slump in the overall telecom sector.

Vodafone was a stock that performed poorly at the beginning of 2001 but later made up all of the ground it had lost. Several factors led us to continue to believe in the company. Among those were strong management; a decline in the cost of acquiring new customers, which had increased Vodafone's profit margin; and the large amount of cash generated by the firm, which had been reinvested in building its network. We view the cellular business as an area that could continue to consolidate, and we think Vodafone, which has had a dominant market share in most of the regions it serves, could be one of the companies remaining when the dust settles.

Another change to the portfolio over the period was an increased exposure to insurance stocks. In the market drop that followed the events of September 11, we established new positions in several leaders in the reinsurance business, including Swiss Reinsurance, Munchener Ruckvers (Munich Re), and Bermuda-based reinsurers, Ace Limited and XL Capital. (Insurance firms that write policies often use reinsurance firms to help them spread out their risks.)

It may have seemed illogical to buy insurance stocks right after the greatest loss the industry has ever suffered. Indeed, in the immediate aftermath of September 11, investors shed most insurance stocks as they anticipated crippling losses. Knowing the industry very well from our in-depth research, however, we feel the long-term effect of September 11 will be to accelerate a positive trend we were already seeing: losses had enabled insurance companies to raise policy rates over the past year or so, reversing a prolonged downward trend in both policy rates and profits. We believe strong companies with the reserves to sustain losses from the terrorist attacks will find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand, which had been relatively constant, will rise as businesses and individuals increase their coverage in the wake of the tragedies. We think the leaders in the industry may experience a near-ideal business situation: increasing demand and the ability to raise prices.

NOTE TO CONTRACT OWNERS: BARRY P. DARGAN BECAME PORTFOLIO MANAGER OF THE SERIES EFFECTIVE APRIL 27, 2001, SUCCEEDING DAVID R. MANNHEIM.

MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -24.91% and the Service Class returned -24.91%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return of -20.42% over the same period for the series' benchmark, the Russell 1000 Growth Index, which measures the performance of large-cap U.S. growth stocks. The series' return also compares to a -11.88% return over the same period for the Standard & Poor's 500 Stock Index, a commonly used measure of the broad stock market. Over the same period, the average large-cap growth portfolio tracked by Lipper Inc. returned -22.94%.

Looking at the market for growth stocks overall, the past year was very difficult. Most market sectors suffered double-digit losses, and the losses were greatest in sectors that historically have held the greatest opportunities for growth investors -- such as technology and telecommunications.

Throughout the year, we think uncertainty dampened investors' willingness to look beyond the next quarter or two of a company's potential performance. As a result, a number of companies that we viewed as long-term winners were severely punished for weakness we perceived as more short term in nature. We saw this as an opportunity to buy these stocks, rather than withdraw into more-defensive issues or cash.

We think our near-term underperformance was in large part a result of our remaining true to our style. We have stayed invested in growth stocks, we have not sought shelter in value stocks, and we have not retreated to a large cash position. Our contract owners have hired us to manage a large-cap growth portion of their overall portfolios, and that is how we have remained invested. And while the market penalized us for that discipline over the period, we believe we have positioned the series to benefit in a recovering market. Our experience over a variety of market conditions has been that attempting to time the market by changing investment styles does not lead to strong long-term performance.

On both an emotional and an economic level, the terrorist attacks of September 11 were the most significant event of the period. Beyond the human dimensions of the tragedy, which overshadow any other considerations, our sense has been that September 11 accelerated an economic process that was already in place. We were in a period where corporate earnings were declining and the economy was slowing down. We think September 11, by driving the market down sharply, may have caused it to reach bottom earlier than would otherwise have been the case.

The good news is that we think the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a

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point where we think new production may be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, could make corporations more competitive in the long run. We think the combination of these factors points to a potential recovery in the second half of 2002. We would caution, however, that we believe whatever recovery we do get will be gradual, and some sectors will recover later than others.

In the midst of a tough economic environment, our research uncovered opportunities in a number of areas over the period, and we adjusted the series' positioning to pursue those opportunities. Although we've kept a sizable piece of the portfolio invested in technology, our allocation to this sector has not been static. We reduced our exposure early in the period as corporate information technology spending ground to a virtual halt, causing inventories to mushroom and prices to plummet. Over the summer of 2001, however, we came to believe the sector was approaching a bottom. Stock valuations in many cases had come down to what we felt were attractive levels, inventories were down, and we saw signs of a slight uptick in demand. We began to selectively increase our technology exposure -- for the first time in nearly two years.

We don't expect technology spending to rebound to pre-2001 highs, but we do think the case can be made for gradual improvement over the coming 12 to 24 months. We also believe that a recovery won't be uniform across all areas of technology. For this reason, we favored software and semiconductor stocks over networking and telecommunications equipment stocks.

Health care, leisure, and financial services stocks were three other areas where we found opportunity. Health care was a case in which valuations (stock prices in relation to factors such as earnings and cash flow) had risen in late 2000 to levels that we felt were too high, as investors sought alternatives to technology stocks. When health care valuations corrected in the first half of 2001, we seized the opportunity to increase our exposure to several pharmaceutical firms that we felt had promising products in their pipelines.

Later in the period, we invested in several drug distribution firms that act as middlemen between drug manufacturers and large volume purchasers, such as hospitals and pharmacy chains. We felt the market was underestimating the long-term value of some of these distributors, especially those that had been effective in helping their customers cut costs.

In the leisure sector, most of our investments were in advertising-sensitive media firms. Historically, advertising has been one of the first areas to suffer in a downturn, as corporations look for ways to cut expenses, and one of the first areas to benefit from a recovery. In retrospect, we may have been too early, although we still believe we are invested in the right companies. Over the period, our leisure investments did not perform as well as we had hoped. However, we believe that, in a reviving economy, these stocks could benefit as the market recognizes the firms that have been gaining market share during the downturn.

In the financial services area, we have been invested in several commercial property and casualty insurance firms for some time. Over a year ago, our analysts saw the potential for a turnaround in this industry, which had been in a slump for over a decade. Underwriting losses had reduced the capacity to write policies, allowing insurance firms to raise policy prices for the first time in many years.

Although the events of September 11 seemed to be a debacle for insurance firms, we would argue quite the opposite case. Strong companies with the reserves to sustain losses from the terrorist attacks may, we believe, find themselves with more pricing power as weaker competitors exit the business. In addition, we think demand for insurance coverage could increase in this environment.

NOTES TO CONTRACT OWNERS: EFFECTIVE DECEMBER 31, 2001, THE RUSSELL 1000 GROWTH INDEX HAS REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON, WE WILL ALSO CONTINUE TO PROVIDE RETURNS FOR THE S&P 500.

EFFECTIVE MAY 2001, STEPHEN PESEK BECAME THE SOLE MANAGER OF THE SERIES. PREVIOUSLY, HE HAD CO-MANAGED THE SERIES WITH THOMAS D. BARRETT.

NEW DISCOVERY SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -5.12% and the Service Class returned -5.19%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return over the same period of 2.49% for the series' benchmark, the Russell 2000 Index. The Russell 2000 Total Return Index is an unmanaged index comprised of 2,000 of the smallest U.S.-domiciled company common stocks (on the basis of capitalization) that are traded in the United States on the NYSE, AMEX, and NASDAQ. Over the same period, the average small-cap growth portfolio tracked by Lipper Inc., an independent firm that reports performance, returned -10.87%.

It was an acutely difficult year for growth investors and the series posted negative returns in this volatile and uncertain environment. The series underperformed the Russell 2000 benchmark and was negatively affected during the period by our growth-oriented style and our overweighting in technology and technology-related companies, primarily in the computer software, and electronics industries. For example, we increased positions in several software and semiconductor companies because we felt they were trading at undervalued levels and our research indicated that some of these firms could emerge from the economic slowdown with strong positions in their respective markets. Of course, no one anticipated the tragic events of September 11, and most of our technology positions were hit hard following the attacks.

Another difficult area for us early in the period was our large exposure to energy stocks. Despite the global economic slowdown, our research pointed to continued supply shortages, given steady demand for oil and gas. Unfortunately, however, we did not anticipate the sharp decline in oil and gas prices we experienced during the period, which hurt these stocks significantly.

In our view, during times of severe market dislocation such as we've experienced during the past year, investors have tended to react emotionally and have often created opportunities for astute buyers to find strong companies with attractive stock prices. With significant volatility and most stocks trading down, particularly after September 11, we made the decision to increase our exposure to the battered technology sector in the third quarter of 2001. Towards the end of the quarter, this decision provided a major boost to performance.

On a long-term basis, we think there are some exciting opportunities in the technology sector. It's very difficult to determine exactly when the economic recovery could take hold, but regardless of this fact, many technology stocks have suffered significant market losses during the past year and, in our view, valuations became increasingly attractive. Furthermore, we believe many of these companies are leaders in their respective industries, with innovative products and management teams that have a strong chance of success over the long term.

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Looking at our top holdings, we believe these are some of the best companies in their respective industries, and we think they could do well even without a significant recovery in the economy. For example, we have found computer software companies with impressive track records of successful delivery of large-scale systems and who support global customer bases. In addition, these stocks looked attractively valued to us. We also have continued to find opportunities across a broad range of business services companies, medical equipment manufacturers, and telecommunications stocks.

While the global economic slowdown and ongoing war against terrorism increase the probability of market volatility, in our view, there are some reasons for optimism. The Federal Reserve Board has lowered rates an unprecedented 11 times to 1.75%, consumers have been spending, unemployment has remained at historically low levels, and inflation has remained low. Most importantly, however, for the first time in a while we began to see a majority of companies meet or exceed earnings estimates. If we continue to see good news on the earnings and war fronts, we think the market could stage a sustained recovery this year.

RESEARCH GROWTH AND INCOME SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -10.91% and the Service Class returned -10.98%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return of -11.88% over the period for the series' benchmark, the S&P 500. Standard & Poor's 500 Stock Index (the S&P 500), is a commonly used measure of the broad stock market. During the same period, the average large-cap core portfolio tracked by Lipper Inc., returned -13.77%.

While stocks have rallied sharply from their September lows, a fragile equity market was plagued throughout the year by economic, financial, and political turmoil. In the aftermath of the September 11 attacks, stocks posted their worst weekly return since the Great Depression and ended the third quarter of 2001 trading at or near three-year lows. The S&P 500 Index fell nearly 15% during the quarter and slipped into bear market territory. In this environment, the series posted a negative return, but beat both the S&P 500 Index and the Lipper category average during the period.

During the first half of the year, an underweighted position in technology companies contributed significantly to the series' relative return. Specifically, we avoided large-cap names in the networking, electronics, and semiconductor groups. These formerly high-flying stocks were among those that gained the most in the bull rally of 1999 and 2000, but fell the hardest in the face of overgrown inventories and falling capital expenditures. This trend was exacerbated during the period as the economy seemed more likely to slip into a recession.

Stock selection in the financial services, basic materials, and energy sectors also made a strong contribution to the series' return. The bulk of the gains in these groups came from the series' holdings in insurance stocks such as Arthur
J. Gallagher & Co., aluminum producer Alcoa, and integrated oil companies such as ExxonMobil and BP Amoco PLC. Although these stocks have long been held by the series for their steady earnings growth, they were also beneficiaries of a flight to quality in the wake of the September 11 attacks. Finally the series was helped by a number of holdings in the consumer staples sector. Overweighted positions in beverage and food stocks such as Anheuser-Busch contributed to performance as did diversified consumer companies such as Fortune Brands.

As was the case in the first six months of the period, our consistent underweighted position in technology stocks helped performance during the last six months. Despite the recent rally, a slowing economy caused the sector to post significant losses during the past year. Our overweighted position in financial stocks also continued to make a strong contribution during the past six months. Specifically, the series continued to avoid credit-sensitive financials in favor of what we saw as more steady earnings growth in commercial property and casualty insurers and government-sponsored mortgage agencies such as the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association. The series' financial holdings were also aided by the Federal Reserve Board's (the Fed's) aggressive action to lower interest rates. Over the twelve-month period, the Fed cut rates 11 times by a total of 4.75%. Finally, significant exposure to health care stocks added stability to the series' portfolio amid a volatile period for stocks. The series' overall performance relative to its index for the one-year period was consistent with its strategy of offering a diversified portfolio of investments that strives for solid long-term growth while trying to protect assets on the downside.

In the near term, we expect continued uncertainty in the market. While the Fed and the U.S. government are trying to revive the economy by aggressively cutting interest rates and initiating fiscal stimulus, corporate earnings are expected to remain weak for at least the next quarter or two. Despite this uncertainty, we think there are attractive opportunities out there. As a result, we'll continue to adhere to our diversified stance while looking for companies that we believe offer strong and sustainable growth rates, improving business fundamentals, and attractive valuation.

RESEARCH INTERNATIONAL SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -17.76% and the Service Class returned -17.84%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return of -21.21% over the period for the series' benchmark, the MSCI EAFE Index. The MSCI EAFE Index is an unmanaged market-capitalization-weighted total return index which is an aggregate of 21 individual country indexes that collectively represent many of the major markets of the world. During the same period, the average international portfolio tracked by Lipper Inc., returned -21.71%.

It was a difficult year for international equities as global economies were decelerating and reached recession levels. Economies, not just in the United States, but all around the world were decelerating and reached recession levels. This deceleration was largely the result of overcapacity in the technology and telecommunications sectors, following a period of above-average investments. These two sectors bore the brunt of the equity market downturn, and sharply underperformed the broader market indices as a result. This underperformance was compounded by the fact that both sectors had reached very high valuation levels at the onset of 2001.

While the year as a whole was difficult, it ended on a more positive note. Pre-September, we were experiencing a sustained and significant downturn, which was accelerated by the tragic events of September 11. Post-September, we started to see some hopes for recovery. The market rebounded in the last quarter of the year as investors appeared heartened by the continuing success of the war on terrorism and began to look past the economic sluggishness of 2001 to a stronger 2002. This caused the MSCI EAFE benchmark to rally 7% through the fourth quarter of 2001.

A significant reason that we have outperformed the index in 2001 was because we were indeed quite defensive over the period. One defensive strategy that has helped the series relative to the index has been our increased investments in the health care and consumer staples sectors. We have been overweighted in the health care sector due to the anti-cyclical nature of most health care companies. We felt that these were defensive stocks with good earnings-growth potential and they did hold up well relative our index. It was a similar story with our holdings in consumer staples, where we found several names that offered visible, sustainable earnings at reasonable valuations.

Our weighting in the financial services sector, although the largest sector weighting in the series, was underweighted relative our benchmark. A big portion of this financial services underweighting was attributed to our decreased investment in the banking sector due to the sensitivity that commercial banks have to the economic environment. We were more positive on the insurance sector, and particularly reinsurance, which we felt would benefit from a shortage of underwriting capacity after the tragic events of September 11.

In the utilities and telecommunications sector, we were overweighted relative our benchmark. This came primarily from several utility names, which we felt had solid earnings growth and were trading at attractive valuations. As the year went on, telecommunications stock prices became more attractive and we added to the sector. We felt that those companies had taken steps to decrease capital expenditures, therefore improving their cash flow and profitability.

In the technology sector, we were underweighted compared to our benchmark due to our concern over high valuations and eroding earnings momentum. As the year went on, we took advantage of sharply lower stock prices in the sector and increased our weighting. As a result, we benefited from the sharp rally of these stocks in the fourth quarter. Our technology strategy over the year proved successful and contributed significantly to our relative success against our benchmark index.

Our largest holding during the period, Sanofi-Synthelabo, exemplifies our core strategy of remaining focused on finding high-quality franchises that we believe have the ability to consistently deliver strong earnings growth and that possess reasonable stock valuations. Sanofi-Synthelabo is a leading European pharmaceutical company, which we believe has excellent products with strong earnings growth potential and is a company that the market has underestimated. We believe that as the profitability of their products becomes more apparent, and if earnings growth continues to increase, the market should consequently favor a higher valuation.

In terms of outlook for 2002, there is still a considerable amount of uncertainty surrounding the strength of the European and Asian economies. That said, conversations with companies' managements and their customers and competitors all seem to point to a gradual economic recovery starting in the second half of the year. We also find that valuation levels on a variety of metrics are more compelling than they have been in a long time. As a result, we are optimistic about the prospects of our portfolio for the coming months. We will continue to build our portfolio by investing in companies with superior growth prospects at a reasonable price.

STRATEGIC GROWTH SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -24.65% and the Service Class returned -24.65%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return of -20.42% over the same period for the series' benchmark, the Russell 1000 Growth Index. The series' return also compares to a -11.88% return over the same period for the S&P 500. Over the same period, the average multi-cap growth portfolio tracked by Lipper Inc. returned -26.05%.

The past year was a particularly difficult time for growth investors. A sharp slowdown in corporate earnings growth led to an even sharper decline in investment spending. Some of the worst performance occurred in formerly high-growth sectors of the market, particularly in technology. Throughout the year, we think uncertainty dampened investors' willingness to look beyond the next quarter or two of a company's potential performance. As a result, a number of companies that we view as long-term winners were severely punished for weakness we perceived as more short-term in nature.

Despite the tough environment, we stayed fully invested, we remained invested in growth stocks, and we did not retreat to a large cash position. Our approach was to use what we believed was short-term weakness in many growth stocks as an opportunity to build the portfolio for the long term -- to position the portfolio in stocks that we believe may outperform when the market does return to a more favorable environment for growth investing.

On both an emotional and an economic level, the terrorist attacks of September 11 were the most significant event of the period. Beyond the human dimensions of the tragedy, which overshadow any other considerations, our sense has been that September 11 accelerated an economic process that was already in place. We were in a period where corporate earnings were declining and the economy was slowing down. We think September 11, by driving business activity down sharply, may have caused the economy to reach a bottom earlier than would otherwise have been the case.

The good news is that we think the conditions that may bring about a recovery are already in place. As of the end of the period, both interest rates and energy prices were down significantly from their peaks of about a year ago. Business inventories, which ballooned at the start of the economic downturn, have been drawn down to a point where we think new production may be necessary to meet demand. And companies have reined in their costs and reduced head count, which, although painful for employees in the short term, could make corporations more competitive in the long run. We think the combination of these factors points to a potential recovery in the second half of 2002. We would caution, however, that we believe whatever recovery we do get will be gradual, and some sectors will recover later than others.

As of the end of the period, three industries that we believe represent long-term growth opportunities were software in the technology sector, advertising-sensitive media in the leisure sector, and pharmaceuticals in the health care sector. We think these industries may benefit from what our research indicates are secular growth trends that may continue despite the economy's ups and downs. Within those industries, our analysts have identified selected firms that we believe may be leaders in profiting from underlying secular trends.

In technology, we saw opportunity in a number of software vendors, such as PeopleSoft, which has been a leader in human resources software. As we talked with corporations about their spending priorities during this economic slowdown, software applications that help businesses function more efficiently frequently topped the list. Our research indicates that many corporations feel an investment in software may offer a clear and relatively rapid return on investment, compared to other types of expenditures that may take longer to produce cost savings or increase income.

Looking beyond software, we believed technology as a whole was one of the most vital growth areas in the economy. Although the downturn certainly limited short-term investment opportunities, we believed technology has been an enabling force that allows companies to drive productivity and become more competitive. In our view, the need for technology is not going away any time in the foreseeable future, and we expect the sector will remain a large component of the portfolio.

Within the leisure sector, we've identified advertising-sensitive media companies that we think may benefit from a long-term growth trend in advertising spending. The weak near-term environment weighed down this group, presenting what we believed were opportunities to buy some of these stocks at attractive prices. Our experience in past downturns has been that advertising spending is one of the first areas to improve when the economy does begin to revive. In addition, strong firms in many industries, including media, have tended to emerge from a downturn even stronger as weaker competitors are absorbed or go out of business. In this environment, we positioned the series in media firms that we believed were dominant in their markets, including media conglomerate Viacom, concert venue and radio station operator Clear Channel, and cable operator Charter Communications.

In the health care sector, we have identified some large-cap pharmaceutical companies that we feel may be good long-term growth opportunities. We believe the aging of the U.S. population, together with advances in science and technology that promise to speed the drug discovery process, should offer a favorable environment for well-managed pharmaceutical companies. However, worries about lengthening regulatory approval times and potential legislative action that could hurt drug prices led to weak performance in much of 2001 for drug stocks overall. While these concerns were not without merit, we feel that they were reflected in the valuations of a number of companies. We used the decline in stock prices to selectively build positions among companies we saw as well positioned for long-term growth, including Johnson & Johnson, American Home Products, and Pfizer.

NOTE TO CONTRACT OWNERS: EFFECTIVE DECEMBER 31, 2001, THE RUSSELL 1000 GROWTH INDEX HAS REPLACED THE STANDARD & POOR'S 500 STOCK INDEX (THE S&P 500) AS THE SERIES' BENCHMARK. WE BELIEVE THE RUSSELL 1000 GROWTH INDEX MORE ACCURATELY REFLECTS OUR GROWTH DISCIPLINE, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE PORTFOLIO'S PERFORMANCE. FOR COMPARISON, WE WILL ALSO CONTINUE TO PROVIDE RETURNS FOR THE S&P 500.

TECHNOLOGY SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -38.87% and the Service Class returned -38.87%. These returns, which include the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return over the same period of -32.55% for the series' benchmark, the Merrill Lynch 100 Technology Index. The Merrill Lynch 100 Technology Index is a modified equal-weighted index that consists of 100 U.S.-traded technology companies. The components of the index are based on market capitalization ranking and need to have over $12.5 million in daily trading volume to qualify. The portfolio's returns also compare to a return of -20.13% over the same period for the NASDAQ Composite Index, an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. Over the same period, the average science and technology portfolio tracked by Lipper Inc. returned -37.59%.

In 2001, we witnessed a technology sector characterized by confusion, negative sentiment, and deteriorating company fundamentals (such as earnings and cash flow). For much of the year, it seemed there was no place in technology to invest successfully, and no opportunity to take a stand in a particular area, because various areas within technology deteriorated at different times. The sector was continually battered by downward revisions to companies' earnings estimates.

By August, however, we began to feel that investors' expectations had come down to more realistic levels, and we began to position the portfolio more aggressively to anticipate an eventual recovery. Part of that repositioning involved reducing our more defensive holdings, including some pharmaceutical names. And then September 11 happened. At first we were punished for our more aggressive stance in the post-attack market plunge. In the fourth-quarter rally that followed, however, many of our more aggressive technology positions performed well. As of the end of the year, we felt the market may have actually gotten a bit ahead of itself in anticipating a recovery, and we had reduced some of the holdings that had performed most strongly late in the period.

In a very weak technology environment such as we experienced for much of 2001, we believe our job is to lay the foundation for potentially strong performance when the sector recovers, as we believe it eventually will. In positioning for a recovery, one of the changes we made was a shift toward more small and mid-cap holdings, as opposed to larger, more established market leaders. Our experience has been that in down markets the stars of tomorrow are often born, because a recovering economy offers opportunities to smaller companies with new products and technologies. Part of this is simple mathematics: a company starting out with a relatively small number of customers and a product in high demand may be able to grow earnings at a faster rate than an established firm that already has a huge revenue base.

Another element of our strategy has been to focus on specific areas within technology that we believe may benefit earliest in a recovery. We feel that, in the current volatile environment, it is fruitless to try to draw general conclusions about technology. Some areas are going to have the power to raise prices because their products are in demand. In other areas, such as telecom, we think excess capacity will continue to allow buyers to press for lower prices and thereby drive down profits.

We think September 11 helped determine where some of the stronger areas may be going forward because it shifted corporate spending priorities. Since the attacks, we've seen a much greater emphasis on business continuity and disaster recovery, coupled with a willingness to postpone some other kinds of projects. We've followed that theme in the portfolio with investments in data storage and security software and hardware firms. Stocks in a number of these firms got hammered in the post-September 11 market meltdown, allowing us the opportunity to add to positions or initiate new holdings at attractive valuations. Examples include Network Appliance, Legato Systems, and McDATA, all of which offer products for data management and storage.

We've also seen renewed interest in wireless communications stocks, in part because people found on September 11 that wireless phones could be a great lifeline. The industry appears to us to have worked through much of its excess inventory, and some interesting new products are slated for release in 2002. Outside of the wireless area, however, a majority of telecommunications companies have continued to struggle, as they have for more than a year.

Another area in which we took advantage of the September market slide was semiconductors. Like technology in general, this is an area in which we feel recovery may be very uneven, and we've been selective in our holdings. We've generally avoided semiconductor firms with a strong dependence on telecom companies. We see more opportunity in semiconductor companies involved with processors and data storage. Semiconductor manufacturer Marvell Technology Group and semiconductor manufacturing equipment firm ASM International are examples of holdings that we increased during the post-September 11 downturn; both positions did well in the subsequent fourth-quarter rally.

Looking at the period ahead, our best estimate is that we may see the beginning of an economic recovery in the latter half of 2002. We would caution, however, that we think any recovery in 2002 will be somewhat muted. One reason is that some areas of technology still have excess inventory and excess production capacity that will have to be worked through. Another reason is that consumer spending, which has historically been one of the main engines driving a recovery, has remained relatively high throughout the downturn and may therefore not increase dramatically.

We do, however, believe we have positioned the portfolio in areas of technology that may participate earlier and more strongly in a recovery. And although our outlook for 2002 is only cautiously optimistic, we believe technology stocks could see accelerating performance in subsequent years as a recovery gathers steam. We continue to believe that the technology sector may outperform the overall market over the long term and reward investors for their patience.

NOTE TO CONTRACT OWNERS: EFFECTIVE DECEMBER 31, 2001, THE MERRILL LYNCH 100 TECHNOLOGY INDEX REPLACES THE NASDAQ COMPOSITE INDEX (THE NASDAQ) AS THE SERIES' BENCHMARK. WE BELIEVE THE MERRILL LYNCH 100 TECHNOLOGY INDEX MORE ACCURATELY REFLECTS THE PURE TECHNOLOGY NATURE OF THE PORTFOLIO, OFFERING INVESTORS A MORE RELIABLE OBJECTIVE MEASURE OF THE SERIES' PERFORMANCE. ALTHOUGH THE NASDAQ IS POPULARLY VIEWED AS AN INDICATOR OF "NEW ECONOMY" OR TECHNOLOGY ISSUES, IN FACT, IT INCLUDES SIGNIFICANT NONTECHNOLOGY COMPONENTS, INCLUDING STOCKS IN SECTORS SUCH AS INDUSTRIAL GOODS, TRANSPORTATION, FINANCIAL SERVICES, AND RETAIL.

VALUE SERIES
For the 12 months ended December 31, 2001, the series' Initial Class provided a total return of -7.46% and the Service Class returned -7.60%. This return, which includes the reinvestment of any distributions but do not reflect any applicable contract or surrender charges, compares to a return of -11.88% over the period for the series' benchmark, the S&P 500. During the same period, the average equity income portfolio tracked by Lipper, Inc., returned -5.64%.

This past year has seen a number of unpleasant economic and financial milestones. Among them were a recession - the first in a decade; a downturn in profits - the steepest since the 1930s; and a major corporate bankruptcy - the largest in U.S. history. During the year the markets adjusted to those events and dealt with the effects associated with the September 11 attacks.

While this difficult investment environment resulted in two consecutive years of negative returns for U.S. equities, the market's dynamics shifted away from growth to value stocks, creating a more favorable backdrop for the series' consistent value-oriented investment approach. With the exception of the fourth quarter of 2001, where we witnessed a sharp rebound in growth stocks, the past twelve months were marked by a dramatic turnaround in market sentiment. Investors soured on previously favored technology, telecommunications, and media stocks that had reached lofty valuations and fled to more-defensive, value-oriented investments.

While the series lagged its Lipper category average during the period, our one-year performance significantly outperformed the S&P 500. It's difficult to determine exactly what caused the series to underperform the average equity income portfolio because it includes such a broad range of competitors, however, the series' performance was hurt primarily by our large exposure to energy and utilities stocks. These stocks came under pressure during the period due to weaker-than-expected demand for energy and uncertainty surrounding commodity prices for oil and natural gas. Other detractors included mixed performance from our holdings in the financial services and health care sectors.

On a more positive note, strong stock selection across a broad range of industries and our consistent underweighting in technology stocks contributed favorably to performance during the past year. Despite some weakness in the energy, utilities, and health care sectors throughout the year, our stock selection in these traditionally defensive areas provided a boost to performance versus the S&P 500. In the last three months of the year, oil services companies such as Apache Corporation and Schlumberger performed well. Utility holdings such as National Fuel Gas and NSTAR, also provided stable results. In the health care sector, pharmaceuticals company Abbott Labs contributed to performance, as did medical equipment manufacturer Guidant Corporation. Consumer staples stocks, such as Archer Daniels, Procter & Gamble, and Gillette, also helped performance.

In this uncertain environment, our primary objective remains to try to outperform our benchmarks with lower volatility. Over time, we believe we can achieve this objective by maintaining a consistent focus on inexpensive stocks of high-quality companies with solid or improving balance sheets and cash flows. Through our independent research, we also strive to find companies with management teams that we believe are taking the right steps to improve the value of the company. Most importantly, however, we adhere to a very disciplined approach toward managing risks in the portfolio. This process involves analyzing risks at the company and sector levels by analyzing industry trends and by maintaining a diversified portfolio.

As far as the economy is concerned, the outlook is a bit cloudy right now. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. While we think the recession could last several more months, barring any unforeseen crisis, we anticipate a recovery in the second half of the year. That said, we began to concentrate on companies that are likely to benefit once the economy begins to turn around. Accordingly, we think our largest holdings exemplify our conservative approach to stockpicking, our emphasis on high-quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

NOTE TO CONTRACT OWNERS: EFFECTIVE MAY 1, 2001, THE SERIES' NAME CHANGED FROM THE MFS/SUN LIFE SERIES TRUST EQUITY INCOME SERIES TO THE MFS/SUN LIFE SERIES TRUST VALUE SERIES, AND ITS INVESTMENT OBJECTIVE CHANGED TO ONE SEEKING CAPITAL APPRECIATION AND REASONABLE INCOME.

                       -----------------------------------

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

The information below and on the following pages illustrates the growth of a hypothetical $10,000 investment for each series during the period indicated. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. It is not possible to invest directly in an index. Series results do not reflect the deduction of separate account charges. (See Notes to Performance Summary.)

[CHART OF CAPITAL OPPORTUNITIES SERIES(2),(9)]

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2001. Index information is from June 1, 1996.)

         CAPITAL OPPORTUNITIES    S&P 500
         SERIES -- INITIAL CLASS  STOCK INDEX
    6/96          $10,000           $10,000
   12/96          $11,010           $11,210
   12/97          $14,046           $14,949
   12/98          $17,834           $19,221
   12/99          $26,333           $23,265
   12/00          $25,047           $21,149
   12/01          $18,803           $18,637

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                         1 YEAR   3 YEARS  5 YEARS     LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                 -24.93%    +5.43%  +70.78%   +88.03%
Average Annual Total Return             -24.93%    +1.78%  +11.30%   +11.99%


SERVICE CLASS
                                         1 YEAR   3 YEARS  5 YEARS     LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                 -25.04%    +5.27%  +70.53%   +87.75%
Average Annual Total Return             -25.04%    +1.73%  +11.26%   +11.96%

COMPARATIVE INDICES+*
                                         1 YEAR   3 YEARS  5 YEARS     LIFE*
----------------------------------------------------------------------------
Average multi-cap core portfolio+       -10.89%    +2.43%   +9.58%   +10.15%
Standard & Poor's 500 Stock Index#      -11.88%    -1.02%  +10.70%   +11.80%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2001. Index information is from June 1, 1996.
+* Average annual rates of return.
+  Source: Lipper, Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF INTERNATIONAL GROWTH SERIES(2),(8),(9)]

(For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2001. Index information is from June 1, 1996.)

                  INTERNATIONAL GROWTH                       LIPPER INTERNATIONAL
                SERIES -- INITIAL CLASS   MSCI EAFE INDEX      PORTFOLIO INDEX
    6/96                   $10,000           $10,000               $10,000
   12/97                   $ 9,668           $10,432               $11,396
   12/98                   $ 9,856           $12,553               $12,839
   12/99                   $13,329           $15,979               $17,696
   12/00                   $12,290           $13,749               $15,091
   12/01                   $10,335           $10,833               $12,172

TOTAL RATES OF RETURN THROUGH DECEMBER 31,2001

INITIAL CLASS
                                         1 YEAR   3 YEARS  5 YEARS     LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                 -15.91%    +4.85%   +5.13%    +3.35%
Average Annual Total Return             -15.91%    +1.59%   +1.01%    +0.59%

SERVICE CLASS
                                         1 YEAR   3 YEARS  5 YEARS     LIFE*
----------------------------------------------------------------------------
Cumulative Total Return                 -16.00%    +4.74%   +5.02%    +3.24%
Average Annual Total Return             -16.00%    +1.56%   +0.98%    +0.57%

COMPARATIVE INDICES+*
                                         1 YEAR   3 YEARS  5 YEARS     LIFE*
----------------------------------------------------------------------------
Average international growth portfolio+ -21.71%    -2.38%   +1.94%    +2.45%
MSCI EAFE Index#                        -21.21%    -4.79%   +1.17%    +1.44%
Lipper International Index#             -19.34%    -1.76%   +2.76%    +3.58%

* For the period from the commencement of the series' investment operations, June 3, 1996, through December 31, 2001. Index information is from June 1, 1996.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF MASSACHUSETTS INVESTORS GROWTH STOCK SERIES(1),(9)]

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.)

                            MASSACHUSETTS INVESTORS               RUSSELL 1000     STANDARD & POOR'S 500
                         GROWTH STOCK SERIES -- INITIAL CLASS     GROWTH INDEX         STOCK INDEX
        5/98                              $10,000                     $10,000                $10,000
       12/98                              $12,070                     $11,881                $11,172
       12/99                              $16,391                     $15,821                $13,523
       12/00                              $15,393                     $12,273                $12,293
       12/01                              $11,559                     $ 9,766                $10,833

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                 -24.91%    -4.23%  +15.59%
Average Annual Total Return             -24.91%    -1.43%   +4.04%

SERVICE CLASS
                                         1 YEAR  3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                 -24.91%    -4.23%  +15.59%
Average Annual Total Return             -24.91%    -1.43%   +4.04%

COMPARATIVE INDICES+*
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Average large-cap growth portfolio+     -22.94%    -3.82%   +0.53%
Russell 1000 Growth Index#              -20.42%    -6.32%   -0.64%
Standard & Poor's 500 Stock Index#      -11.88%    -1.02%   +2.21%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF NEW DISCOVERY SERIES(1),(3),(7),(9)]

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.)

                            NEW DISCOVERY
                        SERIES -- INITIAL CLASS  RUSSELL 2000 INDEX
           5/98                  $10,000               $10,000
          12/98                  $10,620               $ 8,806
          12/99                  $17,019               $10,678
          12/00                  $17,077               $10,355
          12/01                  $16,203               $10,613

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                  -5.12%   +52.57%  +62.03%
Average Total Return                     -5.12%   +15.12%  +14.10%

SERVICE CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                  -5.19%   +52.46%  +61.91%
Average Total Return                     -5.19%   +15.09%  +14.08%

COMPARATIVE INDICES+*
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Average small cap growth portfolio+     -10.87%    +8.89%   +3.96%
Russell 2000 Index#                      +2.49%    +6.42%   +1.64%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF RESEARCH GROWTH AND INCOME SERIES(2),(9)]

(For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2001. Index information is from May 1, 1997.)

                          RESEARCH GROWTH AND             STANDARD & POOR'S 500
                     INCOME SERIES -- INITIAL CLASS            STOCK INDEX
      5/97                        $10,000                     $10,000
     12/98                        $13,459                     $15,757
     12/99                        $14,564                     $19,073
     12/00                        $15,015                     $17,338
     12/01                        $13,377                     $15,279

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                 -10.91%    -0.61%  +33.77%
Average Annual Total Return             -10.91%    -0.20%   +6.47%

SERVICE CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                 -10.98%    -0.69%  +33.66%
Average Annual Total Return             -10.98%    -0.23%   +6.46%

COMPARATIVE INDICES+*
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Average large-cap core portfolio+       -13.77%    -1.56%   +7.63%
Standard & Poor's 500 Stock Index#      -11.88%    -1.02%   +9.51%

* For the period from the commencement of the series' investment operations, May 13, 1997, through December 31, 2001. Index information is from May 1, 1997.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF RESEARCH INTERNATIONAL SERIES(2),(8),(9)]

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.)

                 RESEARCH INTERNATIONAL
                 SERIES -- INITIAL CLASS  MSCI EAFE INDEX
     05/98                $10,000              $10,000
     12/98                $ 9,420              $10,399
     12/99                $14,595              $13,237
     12/00                $13,434              $11,390
     12/01                $11,049              $ 8,974

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                 -17.76%   +17.29%  +10.49%
Average Annual Total Return             -17.76%    +5.46%   +2.76%

SERVICE CLASS
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Cumulative Total Return                 -17.84%   +17.18%  +10.38%
Average Annual Total Return             -17.84%    +5.43%   +2.74%

COMPARATIVE INDICES+*
                                         1 YEAR   3 YEARS    LIFE*
------------------------------------------------------------------
Average international portfolio+        -21.71%    -2.38%   -2.74%
MSCI EAFE Index#                        -21.21%    -4.79%   -2.91%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF STRATEGIC GROWTH SERIES(1),(7),(9)]

(For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2001. Index information is from November 1, 1999.)

                      STRATEGIC GROWTH         RUSSELL 1000    STANDARD & POOR'S
                  SERIES -- INITIAL CLASS      GROWTH INDEX     500 STOCK INDEX
     10/99                  $10,000                 $10,000            $10,000
     12/99                  $12,130                 $11,636            $10,804
     12/00                  $10,918                 $ 9,027            $ 9,821
     12/01                  $ 8,227                 $ 7,183            $ 8,655

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                  1 YEAR    LIFE*
-----------------------------------------------------------------
Cumulative Total Return                          -24.65%  -17.73%
Average Annual Total Return                      -24.65%   -8.59%

SERVICE CLASS
                                                  1 YEAR    LIFE*
-----------------------------------------------------------------
Cumulative Total Return                          -24.65%  -17.73%
Average Annual Total Return                      -24.65%   -8.59%

COMPARATIVE INDICES+*
                                                  1 YEAR    LIFE*
-----------------------------------------------------------------
Average multi-cap growth portfolio+              -26.05%   -8.38%
Standard & Poor's 500 Stock Index#               -11.88%   -6.45%
Russell 1000 Growth Index+                       -20.42%  -14.16%

* For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 2001. Index information is from November 1, 1999.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF TECHNOLOGY SERIES(2),(3),(4),(5),(6),(7),(9)]

(For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2001. Index information is from July 1, 2000.)

                     TECHNOLOGY SERIES -- INITIAL CLASS    NASDAQ COMPOSITE INDEX       MERRILL LYNCH 100 TECHNOLOGY INDEX
     6/00                             $10,000                      $10,000                               $10,000
    12/00                             $ 8,540                      $ 5,886                               $ 5,335
    12/01                             $ 5,221                      $ 4,701                               $ 3,598

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                                  1 YEAR    LIFE*
-----------------------------------------------------------------
Cumulative Total Return                          -38.87%  -47.79%
Average Annual Total Return                      -38.87%  -34.38%

SERVICE CLASS
                                                  1 YEAR    LIFE*
-----------------------------------------------------------------
Cumulative Total Return                          -38.87%  -47.79%
Average Annual Total Return                      -38.87%  -34.38%

COMPARATIVE INDICES+*
                                                  1 YEAR    LIFE*
-----------------------------------------------------------------
Average science and technology portfolio+        -37.59%  -53.32%
NASDAQ Composite Index#                          -20.13%  -43.23%
Merrill Lynch 100 Technology Index#              -32.55%  -53.54%

* For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2001. Index information is from July 1, 2000.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

[CHART OF VALUE SERIES(1),(9)]

(For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.)

                  VALUE SERIES -- INITIAL CLASS     STANDARD & POOR'S 500 STOCK INDEX
   05/98                       $10,000                            $10,000
   12/98                       $10,500                            $11,172
   12/99                       $11,240                            $13,523
   12/00                       $14,640                            $12,293
   12/01                       $13,548                            $10,833

TOTAL RATES OF RETURN THROUGH DECEMBER 31, 2001

INITIAL CLASS
                                        1 YEAR  3 YEARS    LIFE*
----------------------------------------------------------------
Cumulative Total Return                 -7.46%   +29.02%  +35.48%
Average Annual Total Return             -7.46%    +8.87%   +8.66%

SERVICE CLASS
                                        1 YEAR  3 YEARS    LIFE*
----------------------------------------------------------------
Cumulative Total Return                 -7.60%   +28.82%  +35.27%
Average Annual Total Return             -7.60%    +8.81%   +8.61%

COMPARATIVE INDICES+*
                                        1 YEAR  3 YEARS    LIFE*
----------------------------------------------------------------
Average equity income portfolio+        -5.64%    +1.80%   +1.66%
Standard & Poor's 500 Stock Index#     -11.88%    -1.02%   +2.21%

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 2001. Index information is from May 1, 1998.
+* Average annual rates of return.
+  Source: Lipper Inc.
#  Source: Standard & Poor's Micropal, Inc.

NOTES TO PERFORMANCE SUMMARY

Initial Class shares have no sales charge. Service Class shares, which have an inception date of August 24, 2001, have no sales charge and carry 0.25% annual Rule 12b-1 fee.

Service Class shares include the performance of Initial Class shares for periods prior to the inception of the Service Class shares. Because operating expenses of Service Class shares are higher than those of Initial Class, the Service Class performance generally would have been lower than Initial Class performance had Service Class shares been outstanding for the entire period.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. Please see the prospectus and financial statements for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND UNITS, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. MORE RECENT RETURNS MAY BE WORTH MORE OR LESS THAN THOSE SHOWN. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT THAN THOSE SHOWN. VISIT www.mfs.com FOR MORE CURRENT PERFORMANCE RESULTS.

RETURNS DO NOT REFLECT THE DEDUCTION OF THE MORTALITY AND EXPENSE RISK CHARGES AND ADMINISTRATION FEES. PLEASE REFER TO THE ANNUITY PRODUCT'S ANNUAL REPORT FOR PERFORMANCE THAT REFLECTS THE DEDUCTION OF THE FEES AND CHARGES IMPOSED BY INSURANCE COMPANY SEPARATE ACCOUNTS.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investing in small or emerging growth companies is riskier than investing in more-established companies.

(4) Because the portfolio focuses its investments on companies in a limited number of sectors, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those sectors than is a portfolio that invests more broadly.

(5) Investments in lower-rated securities may provide greater returns but may have greater-than-average risk.

(6) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while its asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(7) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(8) Because the portfolio may invest a substantial amount of its assets in issuers located in a single country or in a limited number of countries, the portfolio is more susceptible to adverse economic, political or regulatory developments affecting those countries than is a portfolio that invests more broadly.

(9) These risks may increase unit price volatility. Please see the prospectus for details.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
CAPITAL OPPORTUNITIES SERIES
STOCKS -- 96.0%

ISSUER                                                        SHARES       VALUE
U.S. STOCKS -- 86.3%
ADVERTISING & BROADCASTING -- 1.3%
Lamar Advertising Co., "A"                              155,240  $  6,572,862
                                                                 ------------
AEROSPACE -- 0.3%
General Motors Corp.,"H"                                 97,900  $  1,512,555
                                                                 ------------
AUTOMOTIVE -- 0.2%
Visteon Corp.                                            74,400  $  1,118,976
                                                                 ------------
BANKS & CREDIT COS. -- 1.5%
Bank America Corp.                                       63,300  $  3,984,735
Comerica, Inc.                                           66,400     3,804,720
                                                                 ------------
                                                                 $  7,789,455
                                                                 ------------
BIOTECHNOLOGY -- 0.9%
Pharmacia Corp.                                         104,321  $  4,449,291
                                                                 ------------
BUSINESS MACHINES -- 1.8%
Sun Microsystems, Inc.*                                 396,250  $  4,873,875
Texas Instruments, Inc.                                 148,900     4,169,200
                                                                 ------------
                                                                 $  9,043,075
                                                                 ------------
BUSINESS SERVICES -- 0.3%
Nextel Partners, Inc.*                                  148,100  $  1,777,200
                                                                 ------------
CELLULAR PHONES -- 0.5%
Motorola, Inc.                                          154,900  $  2,326,598
                                                                 ------------
CHEMICALS -- 1.9%
Dow Chemical Co.                                         68,400  $  2,310,552
Praxair, Inc.                                           135,300     7,475,325
                                                                 ------------
                                                                 $  9,785,877
                                                                 ------------
COMPUTER HARDWARE -- SYSTEMS -- 1.4%
Dell Computer Corp.*                                    210,600  $  5,724,108
Enterasys Networks, Inc.*                               149,200     1,320,420
                                                                 ------------
                                                                 $  7,044,528
                                                                 ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 1.2%
Microsoft Corp.*                                         93,400  $  6,189,618
                                                                 ------------
COMPUTER SOFTWARE -- SERVICES -- 1.4%
SunGard Data Systems, Inc.*                              99,000  $  2,864,070
VERITAS Software Corp.*                                  94,100     4,218,503
                                                                 ------------
                                                                 $  7,082,573
                                                                 ------------
COMPUTER SOFTWARE -- SYSTEMS -- 1.1%
EMC Corp.*                                               56,800  $    763,392
Oracle Corp.*                                           303,000     4,184,430
Rational Software Corp.*                                 54,900     1,070,550
                                                                 ------------
                                                                 $  6,018,372
                                                                 ------------
CONGLOMERATES -- 4.2%
General Electric Co.                                    123,200  $  4,937,856
Tyco International Ltd.                                 283,052    16,671,763
                                                                 ------------
                                                                 $ 21,609,619
                                                                 ------------
CONTAINERS -- 0.6%
Smurfit-Stone Container Corp.*                          206,100  $  3,291,417
                                                                 ------------
ELECTRICAL EQUIPMENT -- 0.3%
Molex, Inc.                                              43,800  $  1,355,610
                                                                 ------------
ELECTRONICS -- 8.0%
Analog Devices, Inc.*                                   131,800  $  5,850,602
Atmel Corp.*                                            643,500     4,742,595
Cypress Semiconductor Corp.*                              9,500       189,335
Fairchild Semiconductor International Co.*              148,300     4,182,060
Flextronics International Ltd.*                         268,200     6,434,118
Intel Corp.                                              66,200     2,081,990
Lam Research Corp.*                                      91,800     2,131,596
LSI Logic Corp.*                                        208,400     3,288,552
Micron Technology, Inc.*                                176,500     5,471,500
National Semiconductor Corp.*                            24,300       748,197
Novellus Systems, Inc.*                                  16,900       666,705
QLogic Corp.*                                            67,500  $  3,004,425
Tektronix, Inc.*                                         72,600     1,871,628
                                                                 ------------
                                                                 $ 40,663,303
                                                                 ------------
ENERGY -- 1.2%
Dynegy, Inc.                                            230,010  $  5,865,255
                                                                 ------------
ENTERTAINMENT -- 8.1%
AOL Time Warner, Inc.*                                  318,400  $ 10,220,640
Clear Channel Communications, Inc.*                     153,000     7,789,230
Fox Entertainment Group, Inc.*                          174,300     4,624,179
USA Networks, Inc.*                                     115,000     3,140,650
Viacom, Inc., "B"*                                      343,120    15,148,748
                                                                 ------------
                                                                 $ 40,923,447
                                                                 ------------
FINANCIAL INSTITUTIONS -- 7.8%
American Express Co.                                     90,200  $  3,219,238
Citigroup, Inc.                                         231,778    11,700,153
Goldman Sachs Group, Inc.                                37,900     3,515,225
Household International, Inc.                           109,700     6,356,018
Merrill Lynch & Co., Inc.                               150,500     7,844,060
Morgan Stanley Dean Witter & Co.                        122,200     6,835,868
                                                                 ------------
                                                                 $ 39,470,562
                                                                 ------------
FINANCIAL SERVICES -- 1.2%
Mellon Financial Corp.                                  163,700  $  6,158,394
                                                                 ------------
FOREST & PAPER PRODUCTS -- 1.0%
Bowater, Inc.                                            61,600  $  2,938,320
International Paper Co.                                  50,900     2,053,815
                                                                 ------------
                                                                 $  4,992,135
                                                                 ------------
HEALTHCARE -- 0.2%
Anthem, Inc.*                                            20,830  $  1,031,085
                                                                 ------------
INSURANCE -- 7.8%
AFLAC, Inc.                                             122,900  $  3,018,424
American International Group, Inc.                       86,350     6,856,190
Chubb Corp.                                               3,200       220,800
Hartford Financial Services Group, Inc.                 124,500     7,822,335
MetLife, Inc.                                           119,500     3,785,760
Safeco Corp.                                            155,301     4,837,626
The St. Paul Cos., Inc.                                 114,000     5,012,580
UnumProvident Corp.                                     175,400     4,649,854
Willis Group Holdings Ltd.*                             142,200     3,348,810
                                                                 ------------
                                                                 $ 39,552,379
                                                                 ------------
INTERNET -- 0.8%
VeriSign, Inc.*                                         113,800  $  4,328,952
                                                                 ------------
MACHINERY -- 1.4%
Danaher Corp.                                           116,700  $  7,038,177
                                                                 ------------
MEDIA -- 0.2%
Westwood One, Inc.*                                      28,000  $    841,400
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 7.1%
American Home Products Corp.                             96,200  $  5,902,832
Applera Corp.-- Applied Biosystems Group                220,700     8,666,889
Bristol-Myers Squibb Co.                                 95,800     4,885,800
Johnson & Johnson Co.                                    87,300     5,159,430
Pfizer, Inc.                                            289,052    11,518,722
                                                                 ------------
                                                                 $ 36,133,673
                                                                 ------------
OIL SERVICES -- 3.9%
BJ Services Co.*                                          8,300  $    269,335
Cooper Cameron Corp.*                                    43,000     1,735,480
El Paso Corp.                                           131,137     5,850,021
Grant Pride Co., Inc.*                                  640,100     7,361,150
Noble Drilling Corp.*                                    73,300     2,495,132
Schlumberger Ltd.                                        15,700       862,715
Transocean Sedco Forex, Inc.                             44,623     1,509,150
                                                                 ------------
                                                                 $ 20,082,983
                                                                 ------------

                                       15

ISSUER                                                   SHARES       VALUE
OILS -- 4.7%
Anadarko Petroleum Corp.                                 62,500  $  3,553,125
Apache Corp.                                            101,700     5,072,796
Devon Energy Corp.                                       44,020     1,701,373
GlobalSantaFe Corp.                                     470,828    13,428,015
                                                                 ------------
                                                                 $ 23,755,309
                                                                 ------------
PRINTING & PUBLISHING -- 0.7%
Tribune Co.                                              91,900  $  3,439,817
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.2%
Starwood Hotels & Resorts Co.                           206,200  $  6,155,070
                                                                 ------------
RESTAURANTS & LODGING -- 0.7%
Hilton Hotels Corp.                                     281,200  $  3,070,704
Marriott International, Inc., "A"                        13,500       548,775
                                                                 ------------
                                                                 $  3,619,479
                                                                 ------------
RETAIL -- 2.1%
BJ's Wholesale Club, Inc.*                               15,900  $    701,190
Costco Wholesale Corp.*                                  58,700     2,605,106
CVS Corp.                                                 8,500       251,600
Home Depot, Inc.                                         84,000     4,284,840
Target Corp.                                             33,100     1,358,755
Wal-Mart Stores, Inc.                                    22,800     1,312,140
                                                                 -------------
                                                                 $ 10,513,631
                                                                 -------------
SUPERMARKET -- 1.2%
Kroger Co.*                                             101,500  $  2,118,305
Safeway, Inc.*                                           92,400     3,857,700
                                                                 ------------
                                                                 $  5,976,005
                                                                 ------------
TELECOMMUNICATIONS -- 2.7%
Amdocs Ltd.*                                            163,400  $  5,550,698
EchoStar Communications Corp.*                          292,301     8,029,508
Winstar Communications, Inc.*                           123,400         2,098
                                                                 ------------
                                                                 $ 13,582,304
                                                                 ------------
TELECOM -- WIRELESS -- 1.3%
AT&T Wireless Services, Inc.*                           457,800  $  6,578,586
                                                                 ------------
TELECOM -- WIRELINE -- 0.4%
Emulex Corp.*                                            46,300  $  1,829,313
                                                                 ------------
TRANSPORTATION -- 0.9%
Fedex Corp.*                                             75,800  $  3,932,504
United Parcel Service, Inc.                               9,300       506,850
                                                                 ------------
                                                                 $  4,439,354
                                                                 ------------
UTILITIES -- ELECTRIC -- 1.6%
AES Corp.*                                              261,300  $  4,272,255
Calpine Corp.*                                          219,500     3,685,405
                                                                 ------------
                                                                 $  7,957,660
                                                                 ------------
UTILITIES -- TELEPHONE -- 1.2%
Charter Communications, Inc.*                           385,700  $  6,337,061
                                                                 ------------
    Total U.S. Stocks                                            $438,232,950
                                                                 ------------
FOREIGN STOCKS -- 9.7%
BERMUDA -- 2.3%
Ace Ltd. (Insurance)                                    180,100  $  7,231,015
XL Capital Ltd. (Insurance)                              50,600     4,622,816
                                                                 ------------
                                                                 $ 11,853,831
                                                                 ------------
BRAZIL -- 0.9%
Aracruz Celulose S.A. (Forest & Paper Products)         240,800  $  4,377,744
                                                                 ------------
CANADA -- 1.0%
Abitibi-Consolidated, Inc. (Forest &
  Paper Products)                                       456,478  $  3,341,418
Celestica Inc. (Business Services)*                      38,500     1,555,015
                                                                 ------------
                                                                 $  4,896,433
                                                                 ------------
CHINA -- 0.8%
China Mobile (Hong Kong) Ltd.
  (Telecommunications)*                               1,218,500  $  4,289,503
                                                                 ------------
FINLAND -- 0.1%
Nokia Corp., ADR (Telecommunications)                    22,200  $    544,566
                                                                 ------------
IRELAND -- 1.0%
Jefferson Smurfit Corp. (Forest &
  Paper Products)                                     2,246,000  $  4,874,646
                                                                 ------------
ISRAEL -- 0.7%
Partner Communications Co. Ltd., ADR
  (Cellular Phones)*                                    543,650  $  3,724,002
                                                                 ------------
NETHERLANDS -- 0.7%
Libertel N.V. (Cellular Phones)*                        138,700  $  1,275,023
STMicroelectronics N.V. (Electronics)                    71,400     2,261,238
                                                                 ------------
                                                                 $  3,536,261
                                                                 ------------
SOUTH KOREA -- 1.0%
Samsung Electronics (Electronics)                        23,790  $  5,091,991
                                                                 ------------
UNITED KINGDOM -- 1.2%
Vodafone Group PLC (Telecommunications)               2,305,181  $  6,022,673
                                                                 ------------
    Total Foreign Stocks                                         $ 49,211,650
                                                                 ------------
    Total Stocks (Identified Cost, $521,138,498)                 $487,444,600
                                                                 ------------
SHORT--TERM OBLIGATIONS -- 2.0%

                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
American Express Credit Corp.,
  due 1/02/02                                         $   4,064  $  4,063,800
General Electric Capital Corp., due 1/02/02               6,131     6,130,690
                                                                 ------------
    Total Short-Term Obligations, at Amortized Cost              $ 10,194,490
                                                                 ------------
REPURCHASE AGREEMENT -- 2.2%
Goldman Sachs, dated 12/31/01,
  due 1/02/02, total to be received
  $11,185,112 (secured by various
  U.S. Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                   $  11,184  $ 11,184,000
                                                                 ------------
    Total Investments
      (Identified Cost, $542,516,988 )                           $508,823,090
                                                                 ------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.2)%                                         (822,516)
                                                                 ------------
    Net Assets -- 100.0%                                         $508,000,574
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
INTERNATIONAL GROWTH SERIES
STOCKS -- 96.3%

ISSUER                                                   SHARES       VALUE
FOREIGN STOCKS -- 95.8%
AUSTRALIA -- 3.8%
Amcor, Ltd. (Containers)*                               196,370  $    718,310
Austereo Group (Media-Cable)                            216,460       248,060
John Fairfax Holdings, Ltd.
  (Printing & Publishing)                               170,250       334,725
QBE Insurance Group Ltd. (Insurance)*                   719,849     2,828,350
Tabcorp Holdings Ltd. (Media - Cable)                    99,730       502,055
                                                                 ------------
                                                                 $  4,631,500
                                                                 ------------
BERMUDA -- 1.5%
Ace Ltd. (Insurance)                                     23,200  $    931,480
Xl Capital Ltd. (Insurance)                               9,770       892,587
                                                                 ------------
                                                                 $  1,824,067
                                                                 ------------
CANADA -- 1.5%
Canadian National Railway Co. (Railroad)                 27,251  $  1,315,678
Manulife Financial Corp. (Insurance)                     19,900       520,000
                                                                 ------------
                                                                 $  1,835,678
                                                                 ------------
CHINA -- 0.6%
China Mobile (Hong Kong) Ltd.
  (Cellular Phones)*                                    187,500  $    660,059
                                                                 ------------
DENMARK -- 1.9%
Danske Bank (Financial Services)                        144,480  $  2,318,657
                                                                 ------------
FINLAND -- 0.5%
Nokia Corp. ADR (Telecommunications)                     24,080  $    620,578
                                                                 ------------
FRANCE -- 13.4%
Aventis S.A. (Pharmaceuticals)                            8,480  $    601,821
Carrefour S.A. (Supermarket)                             15,200       789,946
Clarins S.A. (Consumer Products)                         14,150       798,338
Generale de Sante (Medical &
  Health Technology Services)*                           13,005       166,190
Groupe Danone (Food & Beverage Products)                  9,060     1,104,562
L'Air Liquide SA (Gas)                                   17,050     2,388,197
Sanofi-Synthelabo S.A. (Medical &
  Health Products)                                       53,420     3,983,722
Societe Television Francaise 1 (Entertainment)           33,780       853,427
Technip S.A. (Construction)                              14,910     1,990,261
Total Fina Elf S.A., "B" (Oils)                          24,860     3,548,515
                                                                 ------------
                                                                 $ 16,224,979
                                                                 ------------
GERMANY -- 4.5%
Celanese AG (Chemicals)                                  42,400  $    792,367
Fresenius AG, Preferred (Medical Supplies)                9,910       805,166
Fresenius Medical Care AG, Preferred
  (Medical Products)                                     20,530       947,098
Munchener Ruckvers AG (Insurance)                         4,810     1,305,313
ProSieben Sat.1 Media AG,
  Preferred (Broadcasting)                               62,030       317,403
SAP AG, ADR (Computer
  Software-Systems)                                       6,360       828,023
Software AG (Computer Software-Services)                 12,460       476,791
                                                                 ------------
                                                                 $  5,472,161
                                                                 ------------
GREECE -- 1.0%
Cosmote S.A. (Cellular Phones)                          113,200  $  1,150,413
                                                                 ------------
IRELAND -- 0.5%
Bank of Ireland (Banks & Credit Cos.)                    67,840  $    641,742
                                                                 ------------
ISRAEL -- 0.5%
Partner Communications Co. Ltd.,
  ADR (Cellular Phones)*                                 96,290  $    659,586
                                                                 ------------
ITALY -- 1.7%
Assicurazioni Generali S.P.A. (Insurance)                73,750  $  2,047,659
                                                                 ------------
JAPAN -- 12.9%
Asahi Breweries, Ltd. (Food &
  Beverage Products)                                    113,000  $  1,017,155
Canon, Inc. (Special Products & Services)                95,000     3,271,110
Dentsu, Inc. (Broadcasting)                                  32   $   143,411
Fast Retailing Co. (Retail)                              13,800     1,228,493
Fujimi, Inc. (Electronics)                               17,000       277,752
ITO EN Ltd. (Beverage Products)                           6,300       264,544
Keyence Corp. (Electronics)                               3,000       499,084
Mimasu Semiconductor Industry Co., Ltd.
  (Electronics)                                          13,700       137,962
Murata Manufacturing Co. Ltd. (Electronics)              16,800     1,008,154
Nippon Comsys Corp. (Electrical Equipment)               30,000       160,559
Nomura Research, Inc.
  (Computer Software-Systems)*                              900       105,680
NTT DoCoMo, Inc. (Cellular Phones)                           92     1,081,692
Secom Co., Ltd. (Business Services)                      26,500     1,331,272
Sega Enterprises (Entertainment)                         43,000       858,490
Shionogi & Co., Ltd. (Pharmaceuticals)                   37,000       632,768
Shiseido Co., Ltd. (Consumer Goods
  & Sevices)                                            142,000     1,312,888
Sony Corp. (Electronics)                                 11,000       503,054
Stanley Electric Co., Ltd. (Electronics)                 31,000       236,441
Tokyo Broadcasting System, Inc.
  (Broadcasting)                                         40,000       607,726
Tokyo Gas Co., Ltd. (Gas)                               370,000       991,526
                                                                 ------------
                                                                 $ 15,669,761
                                                                 ------------
MEXICO -- 0.9%
Coca-Cola Femsa S.A., ADR (Food &
  Beverage Products)                                     12,710  $    255,090
Grupo Aeroportuario del Sureste
  S.A. de C.V., ADR (Transportation)*                    21,280       327,712
Wal-Mart de Mexico S.A. de C.V. (Retail)                191,060       522,250
                                                                 ------------
                                                                 $  1,105,052
                                                                 ------------
NETHERLANDS -- 8.4%
Akzo Nobel N.V. (Chemicals)                              30,850  $  1,376,788
Elsevier N.V. (Publishing)                              242,510     2,865,952
Fugro N.V. (Engineering)*                                10,020       446,732
Jomed N.V. (Medical & Health Products)*                  28,800       781,146
Koninklijke Philips Electronics N.V. (Electronics)       43,436     1,290,260
Libertel N.V. (Cellular Phones)*                        145,310     1,335,786
United Services Group N.V.
  (Business Services)*                                    8,490       165,082
VNU N.V. (Publishing)*                                   61,951     1,902,543
                                                                 ------------
                                                                 $ 10,164,289
                                                                 ------------
SCOTLAND -- 2.1%
Royal Bank of Scotland Group PLC
  (Banks & Credit Cos.)*                                103,467  $  2,514,511
                                                                 ------------
SOUTH KOREA -- 4.5%
Korea Telecom Corp., ADR
  (Telecommunications)*                                  34,240  $    696,099
Samsung Electronics (Electronics)                        18,130     3,880,529
SK Telecom Co., Ltd. (Cellular Phones)                    4,480       921,090
                                                                 ------------
                                                                 $  5,497,718
                                                                 ------------
SPAIN -- 3.6%
Dist Integ Logista (Printing & Publishing)               23,660  $    309,509
Iberdrola S.A. (Utilities-Electric)                     157,680     2,051,469
Telefonica S.A. (Telecommunications)*                   147,760     1,976,319
                                                                 ------------
                                                                 $  4,337,297
                                                                 ------------
SWITZERLAND -- 6.2%
Givaudan S.A. (Chemicals)                                 2,120  $    646,567
Julius Baer Holdings Ltd. (Financial Services)*           1,501       506,636
Nestle S.A. (Food & Beverage Products)*                   6,087     1,298,775
Novartis AG (Medical & Health Products)                  32,110     1,161,232
Swiss Reinsurance (Insurance)*                            7,220       726,744

                                       17

ISSUER                                                   SHARES       VALUE
Syngenta AG (Chemicals)*                                 33,140  $  1,717,823
Synthes-Stratec, Inc.
  (Medical & Health Products)*##                          2,108     1,452,412
                                                                 ------------
                                                                 $  7,510,189
                                                                 ------------
UNITED KINGDOM -- 25.8%
BP Amoco PLC, ADR (Oils)                                480,375  $  3,728,525
British Sky Broadcasting Group PLC
  (Broadcasting)*                                       110,300     1,212,028
CGNU PLC (Insurance)*                                   198,216     2,434,506
Compass Group PLC (Food &
  Beverage Products)                                    137,500     1,029,260
Diageo PLC (Food & Beverage Products)*                  332,878     3,798,132
Glaxosmithkline (Medical &
  Health Products)                                       72,700     1,820,686
HSBC Holdings PLC (Banks &
  Credit Cos.)*                                         126,120     1,477,523
Invesco Mim International
  (Financial Institutions)                               56,570       814,845
Jardine Lloyd Thom (Insurance)                           33,340       297,940
Johnson Service Group PLC
  (Business Services)                                    62,470       289,653
Logica (Media - Cable)                                   85,000       790,705
NEXT PLC (Retail)                                        91,970     1,196,423
Reckitt Benckiser PLC (Consumer Goods
  & Services)*                                          152,510     2,216,734
Reuters Group PLC (Business Services)                    77,230       763,326
Six Continents PLC (Entertainment)                       49,490       489,150
Standard Chartered PLC (Banks &
  Credit Cos.)                                          151,210     1,802,228
Unilever (Media-Cable)                                  325,520     2,668,530
Vodafone Group PLC (Cellular Phones)*                 1,720,737     4,495,715
                                                                 ------------
                                                                 $ 31,325,909
                                                                 ------------
    Total Foreign Stocks                                         $116,211,805
                                                                 ------------
U.S. STOCKS -- 0.5%
INSURANCE -- 0.5%
AFLAC, Inc.,                                             25,500  $    626,280
                                                                 ------------
    Total Stocks (Identified Cost, $119,225,719)                 $116,838,085
                                                                 ------------
SHORT-TERM OBLIGATIONS -- 3.0%

                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
American Express Credit Corp.,
  due 1/02/02                                         $     479  $    478,977
General Electric Capital Corp.,
  due 1/02/02                                               724       723,963
UBS Finance, Inc., due 1/02/02                            2,470     2,469,875
                                                                 ------------
    Total Short-Term Obligations, at Amortized Cost              $  3,672,815
                                                                 ------------
REPURCHASE AGREEMENT -- 1.0%
Goldman Sachs, dated12/31/01
  due 1/02/02, total to be received
  $1,269,126 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                   $   1,269  $  1,269,000
                                                                 ------------
    Total Investments
      (Identified Cost, $124,167,534 )                           $121,779,900
                                                                 ------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.3)%                                         (387,053)
                                                                 ------------
    Net Assets -- 100.0%                                         $121,392,847
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
STOCKS -- 98.6%

ISSUER                                                   SHARES       VALUE

U.S. STOCKS -- 92.0%
ADVERTISING & BROADCASTING -- 0.6%
Omnicom Group, Inc.                                      55,400  $  4,949,990
                                                                 ------------
AEROSPACE & DEFENSE -- 0.6%
Northrop Grumman Corp.                                   51,200  $  5,161,472
                                                                 ------------
APPAREL & TEXTILES -- 0.8%
Nike, Inc., "B"                                         114,800  $  6,456,352
                                                                 ------------
AUTOMOTIVE -- 1.2%
Harley-Davidson, Inc.                                   180,320  $  9,793,179
                                                                 ------------
BANKS & CREDIT COS. -- 1.4%
Bank America Corp.                                       50,800  $  3,197,860
Capital One Financial Corp.                             153,100     8,259,745
                                                                 ------------
                                                                 $ 11,457,605
                                                                 ------------
BIOTECHNOLOGY -- 3.0%
Abbott Laboratories, Inc.                               237,800  $ 13,257,350
Amgen, Inc.*                                            155,800     8,793,352
Genentech, Inc.*                                         37,200     2,018,100
                                                                 ------------
                                                                 $ 24,068,802
                                                                 ------------
BUSINESS MACHINES -- 2.7%
International Business Machines Corp.                    82,300  $  9,955,008
Sun Microsystems, Inc.*                                 466,450     5,737,335
Texas Instruments, Inc.                                 226,800     6,350,400
                                                                 ------------
                                                                 $ 22,042,743
                                                                 ------------
BUSINESS SERVICES -- 4.0%
ARAMARK Corp.*                                           11,570  $    311,233
Automatic Data Processing, Inc.                         185,800    10,943,620
Concord EFS, Inc.*                                      100,300     3,287,834
First Data Corp.                                        227,800    17,870,910
                                                                 ------------
                                                                 $ 32,413,597
                                                                 ------------
CELLULAR PHONES -- 0.6%
Sprint Corp. (PCS Group)*                               201,569  $  4,920,299
                                                                 ------------
CHEMICALS -- 0.8%
Praxair, Inc.                                           113,700  $  6,281,925
                                                                 ------------
COMPUTER HARDWARE -- SYSTEMS -- 2.4%
Cisco Systems, Inc.*                                    496,677  $  8,994,821
Dell Computer Corp.*                                    289,474     7,867,903
Lexmark International, Inc.*                             47,800     2,820,200
                                                                 ------------
                                                                 $ 19,682,924
                                                                 ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.2%
Intuit, Inc.*                                            66,800  $  2,856,368
Microsoft Corp.*                                        230,182    15,254,161
                                                                 ------------
                                                                 $ 18,110,529
                                                                 ------------
COMPUTER SOFTWARE -- SERVICES -- 2.1%
VERITAS Software Corp.*                                 388,183  $ 17,402,244
                                                                 ------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.1%
Adobe Systems, Inc.                                      88,600  $  2,751,030
Brocade Communications Systems, Inc.*                    99,000     3,278,880
Cadence Design Systems, Inc.*                           227,200     4,980,224
Electronic Data Systems Corp.                            73,600     5,045,280
EMC Corp.*                                               31,495       423,293
Oracle Corp.*                                           586,274     8,096,444
Rational Software Corp.*                                251,568     4,905,576
Peoplesoft, Inc.*                                        96,400     3,875,280
                                                                 ------------
                                                                 $ 33,356,007
                                                                 ------------
CONGLOMERATES -- 5.8%
General Electric Co.                                    237,536  $  9,520,443
Tyco International Ltd.                                 642,943    37,869,343
                                                                 ------------
                                                                 $ 47,389,786
                                                                 ------------
CONSUMER GOODS & SERVICES -- 2.4%
Avon Products, Inc.                                     118,800  $  5,524,200
Estee Lauder Cos., "A"                                   51,700     1,657,502
Gillette Co.                                            213,400     7,127,560

                                       18

ISSUER                                                   SHARES       VALUE
Kimberly-Clark Corp.                                     25,900  $  1,548,820
Philip Morris Cos., Inc.                                 80,700     3,700,095
                                                                 ------------
                                                                 $ 19,558,177
                                                                 ------------
ELECTRONICS -- 3.5%
Analog Devices, Inc.*                                   200,942  $  8,919,815
Linear Technology Corp.                                 188,100     7,343,424
Micron Technology, Inc.*                                221,600     6,869,600
National Semiconductor Corp.*                           110,300     3,396,137
QLogic Corp.*                                            39,100     1,740,341
                                                                 ------------
                                                                 $ 28,269,317
                                                                 ------------
ENTERTAINMENT -- 5.4%
AOL Time Warner, Inc.*                                  191,500  $  6,147,150
Carnival Corp.                                          125,900     3,535,272
Clear Channel Communications, Inc.*                     213,700    10,879,467
Viacom, Inc., "B"*                                      531,576    23,469,081
                                                                 ------------
                                                                 $ 44,030,970
                                                                 ------------
FINANCIAL INSTITUTIONS -- 8.4%
American Express Co.                                    262,900  $  9,382,901
Charles Schwab Corp.                                     78,500     1,214,395
Citigroup, Inc.                                         274,054    13,834,246
Federal Home Loan Mortgage Corp.                        184,501    12,066,365
Goldman Sachs Group, Inc.                                98,800     9,163,700
Household International, Inc.                            76,000     4,403,440
Merrill Lynch & Co., Inc.                               186,300     9,709,956
Morgan Stanley Dean Witter & Co.                        152,700     8,542,038
                                                                 ------------
                                                                 $ 68,317,041
                                                                 ------------
FINANCIAL SERVICES -- 0.6%
Mellon Financial Corp.                                  138,200  $  5,199,084
                                                                 ------------
FOOD & BEVERAGE PRODUCTS -- 1.5%
Anheuser-Busch Cos., Inc.                                63,600  $  2,875,356
General Mills, Inc.                                      74,800     3,890,348
PepsiCo, Inc.                                           113,400     5,521,446
                                                                 ------------
                                                                 $ 12,287,150
                                                                 ------------
HEALTHCARE -- 0.7%
HCA Inc.                                                145,330  $  5,601,018
                                                                 ------------
INSURANCE -- 2.8%
American International Group, Inc.                      197,245  $ 15,661,253
Chubb Corp.                                              21,200     1,462,800
Marsh & McLennan Cos., Inc.                              30,600     3,287,970
Principal Financial Group, Inc.*                         66,850     1,604,400
Prudential Financial, Inc.*                              31,170     1,034,532
                                                                 ------------
                                                                 $ 23,050,955
                                                                 ------------
INTERNET -- 0.9%
Ebay, Inc.*                                              46,400  $  3,104,160
VeriSign, Inc.*                                         120,200     4,572,408
                                                                 ------------
                                                                 $  7,676,568
                                                                 ------------
MACHINERY -- 2.9%
Danaher Corp.                                           149,900  $  9,040,469
Minnesota Mining & Manufacturing Co.                    124,500    14,717,145
                                                                 ------------
                                                                 $ 23,757,614
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 11.1%
Allergan, Inc.                                           54,600  $  4,097,730
American Home Products Corp.                            303,023    18,593,491
Applera Corp.-- Applied Biosystems Group                133,495     5,242,349
Baxter International, Inc.                               48,700     2,611,781
Boston Scientific Corp.*                                 94,800     2,286,576
Eli Lilly & Co.                                         122,320     9,607,013
Forest Laboratories, Inc.*                              107,800     8,834,210
Johnson & Johnson Co.                                   274,500    16,222,950
Pfizer, Inc.                                            572,511    22,814,563
                                                                 ------------
                                                                 $ 90,310,663
                                                                 ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 3.3%
Cardinal Health, Inc.                                   102,753  $  6,644,009
Genzyme Corp.*                                          143,700     8,601,882
Medimmune, Inc.*                                         38,000     1,761,300
UnitedHealth Group, Inc.                                142,100    10,056,417
                                                                 ------------
                                                                 $ 27,063,608
                                                                 ------------
OIL SERVICES -- 0.2%
El Paso Corp.                                            28,778  $  1,283,787
                                                                 ------------
OILS -- 0.5%
Devon Energy Corp.                                      109,500  $  4,232,175
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.1%
Starwood Hotels & Resorts Co.                            21,000  $    626,850
                                                                 ------------
RESTAURANTS & LODGING -- 1.2%
Cendant Corp.*                                          338,900  $  6,645,829
Tricon Global Restaurants, Inc.*                         62,500     3,075,000
                                                                 ------------
                                                                 $  9,720,829
                                                                 ------------
RETAIL -- 8.8%
Costco Wholesale Corp.*                                 202,600  $  8,991,388
CVS Corp.                                                67,900     2,009,840
Gap, Inc.                                               104,300     1,453,942
Home Depot, Inc.                                        160,700     8,197,307
Kohl's Corp.*                                           102,300     7,206,012
Lowe's Cos., Inc.                                       352,300    16,350,243
Staples, Inc.*                                          129,700     2,425,390
Target Corp.                                            464,600    19,071,830
Wal-Mart Stores, Inc.                                    98,500     5,668,675
                                                                 ------------
                                                                 $ 71,374,627
                                                                 ------------
SPECIAL PRODUCTS & SERVICES -- 1.1%
Illinois Tool Works, Inc.                               121,100  $  8,200,892
                                                                 ------------
SUPERMARKET -- 0.3%
Safeway, Inc.*                                           63,700  $  2,659,475
                                                                 ------------
TELECOMMUNICATIONS -- 0.4%
EchoStar Communications Corp.*                          125,578  $  3,449,628
                                                                 ------------
TELECOMMUNICATIONS & CABLE -- 0.7%
Comcast Corp., "A"*                                     166,567  $  5,996,412
                                                                 ------------
TELECOMMUNICATIONS -- WIRELESS -- 1.3%
AT&T Wireless Services, Inc.*                           307,100  $  4,413,027
QUALCOMM, Inc.*                                         121,800     6,150,900
                                                                 ------------
                                                                 $ 10,563,927
                                                                 ------------
TRANSPORTATION -- 1.4%
Fedex Corp.*                                            122,400  $  6,350,112
United Parcel Service, Inc.                              92,900     5,063,050
                                                                 ------------
                                                                 $ 11,413,162
                                                                 ------------
UTILITIES -- ELECTRIC -- 0.2%
Calpine Corp.*                                           74,200  $  1,245,818
                                                                 ------------
     Total U.S. Stocks                                           $749,377,201
                                                                 ------------
FOREIGN STOCKS -- 6.6%
BERMUDA -- 2.3%
Ace Ltd. (Insurance)                                    263,100  $ 10,563,465
Xl Capital Ltd. (Insurance)                              91,300     8,341,168
                                                                 ------------
                                                                 $ 18,904,633
                                                                 ------------
FINLAND -- 1.1%
Nokia Corp., ADR (Telecommunications)                   366,200  $  8,982,886
                                                                 ------------
FRANCE -- 1.1%
Sanofi-Synthelabo S.A. (Medical &
 Health Products)                                       119,500  $  8,911,546
                                                                 ------------
NETHERLANDS -- 0.6%
STMicroelectronics N.V. (Electronics)                   159,180  $  5,041,230
                                                                 ------------
TAIWAN -- 0.6%
Taiwan Semiconductor
 Manufacturing Co. Ltd., ADR (Electronics)              267,180  $  4,587,481
                                                                 ------------

                                       19

ISSUER                                                   SHARES       VALUE
UNITED KINGDOM -- 0.9%
Diageo PLC (Food & Beverage Products)*                   37,200  $    424,451
Vodafone Group PLC, ADR (Cellular Phones)               263,197     6,758,899
                                                                 ------------
                                                                 $  7,183,350
                                                                 ------------
     Total Foreign Stocks                                        $ 53,611,126
                                                                 ------------
     Total Stocks
        (Identified Cost, $757,007,567)                          $802,988,327
                                                                 ------------
SHORT-TERM OBLIGATIONS -- 1.1%
                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
American Express Credit Corp.,
 due 1/02/02                                           $  3,698  $  3,697,818
General Electric Capital Corp.,
 due 1/02/02                                              5,582     5,581,718
                                                                 ------------
     Total Short-Term Obligations,
     at Amortized Cost                                           $  9,279,536
                                                                 ------------
REPURCHASE AGREEMENT -- 1.2%
Goldman Sachs dated 12/31/01,
  due 1/02/02, total to be received
  $9,780,973 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                    $  9,780  $  9,780,000
                                                                 ------------
    Total Investments
    (Identified Cost, $776,067,103)                              $822,047,863
                                                                 ------------
OTHER ASSETS,
  LESS LIABILITIES -- (0.9)%                                       (7,618,342)
                                                                 ------------
    Net Assets -- 100.0%                                         $814,429,521
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
NEW DISCOVERY SERIES
STOCKS -- 94.2%

ISSUER                                                   SHARES      VALUE
U.S. STOCKS -- 91.0%
AEROSPACE & DEFENSE -- 0.4%
United Defense Inds, Inc.*                               58,340  $  1,228,057
                                                                 ------------
AGRICULTURAL PRODUCTS -- 0.6%
Delta and Pine Land Co.                                  81,350  $  1,840,950
                                                                 ------------
BIOTECHNOLOGY -- 0.2%
Harvard Bioscience, Inc.*                                65,890  $    654,947
                                                                 ------------
BUSINESS MACHINES -- 2.0%
Affiliated Computer Services, Inc., "A"*                 48,980  $  5,198,247
Therma-Wave, Inc.*                                       41,380       617,390
                                                                 ------------
                                                                 $  5,815,637
                                                                 ------------
BUSINESS SERVICES -- 12.0%
Arbitron, Inc.*                                          11,800  $    402,970
BISYS Group, Inc.*                                       70,684     4,523,069
Braun Consulting, Inc.*                                 164,510       584,011
Bright Horizons Family Solutions, Inc.*                  13,000       363,870
C.H. Robinson Worldwide, Inc.                            22,690       656,081
Concord EFS, Inc.*#                                     167,400     5,487,372
CSG Systems International, Inc.*                         63,360     2,562,912
Dendrite International, Inc.*                           190,341     2,670,484
DST Systems, Inc.*                                       44,700     2,228,295
Forrester Research, Inc.*                                 3,310        66,663
Gartner Group, Inc.,"A"*                                 54,290       634,650
I-Many, Inc.*                                            19,610       189,237
infoUSA, Inc.*                                           76,492       530,854
Mettler Toledo International, Inc.*                      33,980     1,761,863
Modis Professional Services, Inc.*                       72,078       514,637
Navigant Consulting Co.*                                125,430       689,865
NCO Group, Inc.*                                         43,750     1,001,875
Peregrine Systems, Inc.*                                172,910     2,564,255
Probusiness Services, Inc.*                              55,350     1,040,580
Radiant Systems, Inc.*                                   80,721       928,292
Spherion Corp.*                                          97,700       953,552
Technology Solutions Co.*                               201,544       447,428
WebMD Corp.*                                            529,380     3,737,423
                                                                 ------------
                                                                 $ 34,540,238
                                                                 ------------
COMPUTER HARDWARE -- SYSTEMS -- 0.9%
Enterasys Networks, Inc.*                               169,331  $  1,498,580
Netscreen Technologies, Inc.*                             5,910       130,788
Riverstone Networks, Inc.*                               53,537       888,714
                                                                 ------------
                                                                 $  2,518,082
                                                                 ------------
COMPUTER SERVICES
eLoyalty Corp.*                                           9,607  $     51,013
                                                                 ------------
COMPUTER SOFTWARE -- 1.7%
Micromuse, Inc.*                                        184,330  $  2,764,950
Netegrity, Inc.*                                        109,940     2,128,438
                                                                 ------------
                                                                 $  4,893,388
                                                                 ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 3.0%
HNC Software, Inc.*                                      98,103  $  2,020,922
IMPATH, Inc.*                                            80,250     3,571,927
Verity, Inc.*                                           144,180     2,919,645
                                                                 ------------
                                                                 $  8,512,494
                                                                 ------------
COMPUTER SOFTWARE -- SERVICES -- 4.9%
CheckFree Corp.*                                         46,019  $    828,342
Covansys Corp.*                                          87,085       779,411
Hyperion Solutions Corp.*                               177,139     3,517,981
Informatica Corp.*                                        6,300        91,413
Interwoven, Inc.*                                        55,380       539,401
MetaSolv, Inc.*                                         132,161     1,038,706
SonicWall, Inc.*                                         53,710     1,044,122
TIBCO Software, Inc.*                                   118,140     1,763,830
Tier Technologies, Inc.*                                 32,844       708,117
Watchguard Technologies, Inc.*                          146,977       956,820
webMethods, Inc.*                                       175,010     2,933,168
                                                                 ------------
                                                                 $ 14,201,311
                                                                 ------------

                                       20

ISSUER                                                   SHARES      VALUE
COMPUTER SOFTWARE -- SYSTEMS -- 4.8%
Aspen Technology, Inc.*                                 133,931  $  2,250,041
E.piphany, Inc.*                                         25,090       218,534
Edwards (J.D.) & Co.*                                    36,700       603,715
Global Payments, Inc.                                    90,527     3,114,129
Jack Henry & Associates, Inc.                            41,100       897,624
Keane, Inc.*                                             99,430     1,792,723
McDATA Corp.*                                            15,940       390,530
Pinnacle Systems, Inc.*                                  99,840       792,729
StorageNetworks, Inc.*                                  450,200     2,782,236
Wind River Systems, Inc.*                                55,211       988,829
                                                                 ------------
                                                                 $ 13,831,090
                                                                 ------------
CONSTRUCTION SERVICES -- 0.8%
Martin Marietta Materials, Inc.                          48,768  $  2,272,589
                                                                 ------------
CONSUMER GOODS & SERVICES -- 0.1%
DeVry, Inc.*                                              6,200  $    176,390
                                                                 ------------
CONTAINERS -- 0.2%
Ivex Packaging Corp.*                                    26,289  $    499,491
                                                                 ------------
DEFENSE ELECTRONICS -- 0.2%
Armor Holdings, Inc.*                                    13,880  $    374,621
Edo Corp.                                                11,930       315,549
                                                                 ------------
                                                                 $    690,170
                                                                 ------------
ELECTRONICS -- 6.3%
Alpha Industries, Inc.*                                  50,980  $  1,111,364
Brooks Automation, Inc.*                                  8,495       345,492
Cable Design Technologies Corp.*                        106,945     1,463,008
Cirrus Logic, Inc.*                                     270,900     3,581,298
DSP Group, Inc.*                                        105,440     2,452,534
Elantec Semiconductor, Inc.*                              8,780       337,152
Exar Corp.*                                              33,870       706,190
HI/ FN, Inc.*                                            35,530       514,119
Intersil Holding Corp.*                                  45,200     1,457,700
LTX Corp.*                                                9,800       205,212
Marvell Technology Group Ltd.*                            3,770       135,041
Mattson Technology, Inc.*                               106,580       938,970
MKS Instruments, Inc.*                                   13,636       368,581
Tektronix, Inc.*                                         43,010     1,108,798
The InterCept Group, Inc.*                                6,000       245,400
Veeco Instruments, Inc.*                                    963        34,716
Zoran Corp.*                                             90,880     2,966,323
                                                                 ------------
                                                                 $ 17,971,898
                                                                 ------------
ENTERTAINMENT -- 1.5%
Emmis Broadcasting Corp., OAO*                           81,180  $  1,919,095
Spanish Broadcasting Systems, Inc.*                     104,830     1,036,769
World Wrestling Federation Entertainment,
Inc.*                                                    92,530     1,216,769
                                                                 ------------
                                                                 $  4,172,633
                                                                 ------------
FINANCIAL INSTITUTIONS -- 0.6%
Federated Investors, Inc., OAO                           29,145  $    929,142
Financial Federal Corp.*                                 23,811       744,094
                                                                 ------------
                                                                 $  1,673,236
                                                                 ------------
FOOD & BEVERAGE PRODUCTS -- 0.3%
Del Monte Foods Co.*                                     94,397  $    803,318
                                                                 ------------
FURNITURE & HOME APPLIANCES -- 0.4%
Pier 1 Imports, Inc.                                     72,740  $  1,261,312
                                                                 ------------
GAMING & HOTELS -- 0.3%
Station Casinos, Inc.*                                   76,124  $    851,827
                                                                 ------------
HEALTHCARE -- 3.9%
Apria Healthcare Group, Inc.*                            57,430  $  1,435,176
Caremark Rx, Inc.*                                      391,483     6,385,088
First Health Group Corp.*                               107,960     2,670,930
Community Health Care*                                   30,300       772,650
                                                                 ------------
                                                                 $ 11,263,844
                                                                 ------------
INSURANCE -- 1.0%
Arthur J. Gallagher & Co.                                19,100  $    658,759
Willis Group Holdings Ltd.*                              97,510     2,296,360
                                                                 ------------
                                                                 $  2,955,119
                                                                 ------------
INTERNET -- 1.7%
CNET Networks, Inc.*                                    186,570  $  1,673,533
Digital Insight Corp.*                                   49,158     1,099,173
KPMG Consulting, Inc.*                                   86,270     1,429,494
OneSource Information Services, Inc.*                    68,320       642,208
                                                                 ------------
                                                                 $  4,844,408
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 7.2%
Closure Medical Corp.*                                   42,120  $    983,923
CONMED Corp.*                                            89,305     1,782,528
DJ Orthopedics, Inc.*                                    34,470       458,451
Haemonetics Corp.*                                      114,027     3,867,796
I-STAT Corp.*                                            47,520       374,933
Inhale Therapeutic Systems Co.*                         184,140     3,415,797
Medicis Pharmaceutical Corp.*                            11,600       749,244
NDCHealth Corp.                                         105,232     3,635,766
Noven Pharmaceuticals, Inc.*                            133,420     2,368,205
Novoste Corp.*                                           68,200       596,068
Select Medical Corp.*                                    17,500       281,400
Urologix, Inc.*                                           6,800       136,340
Wilson Great Batch Technologies, Inc.*                   27,210       982,281
Zoll Medical Corp.*                                      28,860     1,123,808
                                                                 ------------
                                                                 $ 20,756,540
                                                                 ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 13.3%
Ameripath, Inc.*                                         38,140  $  1,220,861
Arthrocare Corp.*                                        79,388     1,423,427
Cyberonics, Inc.*                                        70,884     1,880,553
Cyberonics, Inc.*+                                       56,400     1,496,292
Cytyc Corp.*                                             32,178       839,846
Davita, Inc.*                                           109,105     2,667,617
Edwards Lifesciences Corp.*                              70,900     1,958,967
IDEXX Laboratories, Inc.*                               146,286     4,170,614
LifePoint Hospitals, Inc.*                               80,798     2,750,364
Lincare Holdings, Inc.*                                 118,160     3,385,284
Martek Biosciences Corp.*##+                              5,538       120,452
Omnicare, Inc.                                          122,750     3,054,020
Orthodontic Centers of America, Inc.*                    81,631     2,489,745
Osteotech, Inc.*                                         80,580       447,219
Parexel International Corp.*                             91,260     1,309,581
Pharmaceutical Product Development, Inc.*                34,800     1,124,388
Renal Care Group, Inc.*                                  31,940     1,025,274
Steris Corp.*                                            82,650     1,510,016
Sunrise Assisted Living, Inc.*                           46,120     1,342,553
Triad Hospitals, Inc.*                                   63,055     1,850,664
Unilab Corp.*                                            37,340       937,234
V. I. Technologies, Inc.*                                84,077       584,335
VISX, Inc.*                                              40,220       532,915
                                                                 ------------
                                                                 $ 38,122,221
                                                                 ------------
OIL SERVICES -- 2.2%
Dril-Quip, Inc.*                                         19,868  $    478,819
Global Industries, Inc.*                                239,688     2,133,223
Houston Exploration Co.*                                  9,713       326,163
Input/Output, Inc.*                                     118,389       971,974
National Oilwell, Inc.*                                  10,462       215,622
Noble Drilling Corp.*                                     2,654        90,342
Trico Marine Services, Inc.*                            283,830     2,142,916
                                                                 ------------
                                                                 $  6,359,059
                                                                 ------------
OILS -- 0.7%
Newfield Exploration Co.*                                26,736  $    949,395
Oceaneering International, Inc.*                         27,950       618,254

                                       21

ISSUER                                                   SHARES      VALUE
Pride International, Inc.                                24,510  $    370,101
                                                                 ------------
                                                                 $  1,937,750
                                                                 ------------
PHARMACEUTICALS -- 0.2%
Abgenix, Inc.*+                                          18,100  $    608,884
                                                                 ------------
PRINTING & PUBLISHING -- 2.4%
Playboy Enterprises, Inc."B"*                           131,660  $  2,223,737
Scholastic Corp.*                                        90,580     4,558,892
                                                                 ------------
                                                                 $  6,782,629
                                                                 ------------
RESTAURANTS & LODGING -- 4.2%
AFC Enterprise, Inc.*                                    11,360  $    322,510
California Pizza Kitchen, Inc.*                          87,230     2,158,943
CEC Entertainment, Inc.*                                 57,010     2,473,664
Jack in the Box, Inc.*                                   84,240     2,319,970
Papa John's International, Inc.*                         49,546     1,361,524
RARE Hospitality International, Inc.*                    23,160       522,026
Sonic Corp.*                                             80,106     2,883,816
                                                                 ------------
                                                                 $ 12,042,453
                                                                 ------------
RETAIL -- 0.4%
Cost Plus, Inc.*                                         24,290  $    643,685
Regis Corp.                                              16,400       422,792
                                                                 ------------
                                                                 $  1,066,477
                                                                 ------------
RETAIL & DRUGSTORES -- 0.5%
Dollar Tree Stores, Inc.*                                42,090  $  1,301,002
                                                                 ------------
SPECIAL PRODUCTS & SERVICES -- 1.9%
Career Education Corp.*                                   6,100  $    209,108
Edison Schools, Inc.*                                   150,060     2,948,679
Sylvan Learning Systems, Inc.*                           97,520     2,152,266
                                                                 ------------
                                                                 $  5,310,053
                                                                 ------------
TECHNOLOGY -- 1.0%
Macrovision Corp.*                                       34,000  $  1,197,480
Varian, Inc.*                                            54,690     1,774,144
                                                                 ------------
                                                                 $  2,971,624
                                                                 ------------
TELECOMMUNICATIONS -- 3.7%
Amdocs Ltd.*                                            205,160  $  6,969,285
Aware, Inc.*                                             35,514       294,766
Inet Technologies, Inc.*                                 84,250       890,523
Lightbridge, Inc.*                                       34,860       423,549
Vignette Corp.*                                         381,160     2,046,829
                                                                 ------------
                                                                 $ 10,624,952
                                                                 ------------
TELECOM -- WIRELINE -- 5.5%
Advanced Fibre Communications, Inc.*                    170,820  $  3,018,389
Computer Network Technology Corp.*                      141,330     2,514,261
GlobespanVirata, Inc.*                                  478,590     6,197,741
ONI Systems Corp.*                                      383,300     2,403,291
Tekelec Co.*                                             93,140     1,686,765
                                                                 ------------
                                                                 $ 15,820,447
                                                                 ------------
     Total U.S. Stocks                                           $261,227,533
                                                                 ------------
FOREIGN STOCKS -- 3.2%
CANADA -- 1.7%
Zarlink Semiconductor, Inc. (Electronics)*              435,210  $  4,896,113
                                                                 ------------
IRELAND -- 0.9%
SmartForce PLC (Internet)*                              108,994  $  2,697,602
                                                                 ------------
ISRAEL -- 0.1%
Fundtech Ltd. (Computer Software --
Systems)*                                                59,190  $    317,258
                                                                 ------------
MEXICO -- 0.5%
Grupo Aeroportuario del Sureste
 S.A. de C.V., ADR (Transportation)*                     88,810  $  1,367,674
     Total Foreign Stocks                                        $  9,278,647
                                                                 ------------
     Total Stocks (Identified Cost, $255,202,644)                $270,506,180
                                                                 ------------

U.S. STOCKS
BUSINESS SERVICES
Sitara Networks, Inc.,
 "A"*, (Identified Cost, $139,043)                      101,682  $    138,287
                                                                 ------------
WARRANTS
Martek Biosciences Corp.
 (Medical & Health Technology)*##                         1,661  $     18,122
Sitara Networks, Inc. (Business Services)*                4,940         5,977
                                                                 ------------
     Total Warrants (Identified Cost, $482,391)                  $     24,099
                                                                 ------------
SHORT-TERM OBLIGATIONS -- 2.5%
                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
American Express Credit Corp.,
 due 1/02/02                                          $   2,375  $  2,374,883
General Electric Capital Corp.,
 due 1/02/02                                              3,584     3,583,819
Salomon Smith Barney Holdings, Inc.,
 due 1/16/02                                              1,200     1,199,085
                                                                 ------------
     Total Short-Term Obligations,
     at Amortized Cost                                           $  7,157,787
                                                                 ------------
REPURCHASE AGREEMENT -- 2.5%
Goldman Sachs, dated 12/31/01,
 due 1/02/02, total to be received
 $7,033,699 (secured by various U.S.
 Treasury and Federal Agency
 obligations in a jointly traded account),
 at Cost                                              $   7,033  $  7,033,000
                                                                 ------------
     Total Investments
      (Identified Cost, $270,014,865)                            $284,859,353
                                                                 ------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.8%                                           2,315,166
                                                                 ------------
     Net Assets -- 100.0%                                        $287,174,519
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
RESEARCH GROWTH AND INCOME SERIES
STOCKS -- 95.1%

ISSUER                                                   SHARES       VALUE
U.S. STOCKS -- 83.5%
AEROSPACE & DEFENSE -- 1.5%
Northrop Grumman Corp.                                   14,300  $  1,441,583
                                                                 ------------
AUTOMOTIVE -- 0.6%
Harley-Davidson, Inc.                                    10,250  $    556,678
                                                                 ------------
BANKS & CREDIT COS. -- 4.3%
Bank of New York Co., Inc.                                6,200  $    252,960
Capital One Financial Corp.                              22,430     1,210,098
PNC Financial Services Group Co.                         50,310     2,827,422
                                                                 ------------
                                                                 $  4,290,480
                                                                 ------------
BUSINESS MACHINES -- 2.1%
International Business Machines Corp.                    16,870  $  2,040,595
                                                                 ------------
BUSINESS SERVICES -- 1.4%
Automatic Data Processing, Inc.                          19,410  $  1,143,249
Enterasys Networks, Inc.*                                23,460       207,621
                                                                 ------------
                                                                 $  1,350,870
                                                                 ------------
CHEMICALS -- 0.7%
Praxair, Inc.                                            13,500  $    745,875
                                                                 ------------
COMPUTER HARDWARE -- SYSTEMS -- 0.7%
Dell Computer Corp.*                                     26,500  $    720,270
                                                                 ------------
CONSUMER GOODS & SERVICES -- 3.6%
Fortune Brands, Inc.                                     25,380  $  1,004,794
Gillette Co.                                             23,800       794,920
Kimberly-Clark Corp.                                     10,700       639,860
Procter & Gamble Co.                                     14,300     1,131,559
                                                                 ------------
                                                                 $  3,571,133
                                                                 ------------
ELECTRONICS -- 3.8%
Intel Corp.                                             118,580  $  3,729,341
                                                                 ------------
ENTERTAINMENT -- 4.2%
Charter Communications, Inc.*                            17,500  $    287,525
Clear Channel Communications, Inc.*                      20,200     1,028,382
Viacom, Inc., "B"*                                       64,830     2,862,244
                                                                 ------------
                                                                 $  4,178,151
                                                                 ------------
FINANCIAL INSTITUTIONS -- 10.1%
Citigroup, Inc.                                          55,102  $  2,781,549
Federal Home Loan Mortgage Corp.                         24,480     1,600,992
Federal National Mortgage Assn.                          19,870     1,579,665
FleetBoston Financial Corp.                              71,010     2,591,865
Goldman Sachs Group, Inc.                                 2,700       250,425
Kinder Morgan Management LLC                             15,231       577,255
Merrill Lynch & Co., Inc.                                12,100       630,652
                                                                 ------------
                                                                 $ 10,012,403
                                                                 ------------
FOOD & BEVERAGE PRODUCTS -- 2.5%
Anheuser-Busch Cos., Inc.                                40,960  $  1,851,802
PepsiCo, Inc.                                            12,447       606,044
                                                                 ------------
                                                                 $  2,457,846
                                                                 ------------
FOREST & PAPER PRODUCTS -- 1.3%
Bowater, Inc.                                               200  $      9,540
International Paper Co.                                  18,900       762,615
Willamette Industries, Inc.                              10,000       521,200
                                                                 ------------
                                                                 $  1,293,355
                                                                 ------------
INSURANCE -- 8.5%
American International Group, Inc.                       23,237  $  1,845,018
Chubb Corp.                                               5,600       386,400
CIGNA Corp.                                               8,500       787,525
Gallagher (Arthur J.) & Co.                              49,770     1,716,567
MetLife, Inc.                                            28,840       913,651
Safeco Corp.                                             30,300       943,845
Willis Group Holdings Ltd.*                              74,400     1,752,120
                                                                 ------------
                                                                 $  8,345,126
                                                                 ------------
MACHINERY -- 2.4%
Danaher Corp.                                            10,400  $    627,224
Deere & Co., Inc.                                        22,100       964,886
Rockwell International Corp.                             40,500  $    723,330
                                                                 ------------
                                                                 $  2,315,440
                                                                 ------------
MANUFACTURING -- 1.3%
Minnesota Mining & Manufacturing Co.                     11,120  $  1,314,495
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 9.6%
American Home Products Corp.                             61,010  $  3,743,574
Eli Lilly & Co.                                          25,200     1,979,208
Pfizer, Inc.                                             43,780     1,744,633
Guidant Corp.*                                            9,530       474,594
Johnson & Johnson Co.                                    24,800     1,465,680
                                                                 ------------
                                                                 $  9,407,689
                                                                 ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 0.7%
IMS Health, Inc.                                         36,040  $    703,140
                                                                 ------------
METALS & MINERALS -- 0.9%
Alcoa, Inc.                                              25,970  $    923,234
                                                                 ------------
OIL SERVICES -- 2.0%
EI Paso Corp.                                            32,314  $  1,441,528
GlobalSantaFe Corp.                                      16,092       458,944
                                                                 ------------
                                                                 $  1,900,472
                                                                 ------------
OILS -- 2.8%
Exxon Mobil Corp.                                        69,696  $  2,739,053
                                                                 ------------
PUBLISHING -- 2.3%
Gannett Co., Inc.                                        33,590  $  2,258,256
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.3%
Starwood Hotels & Resorts Co.                             9,800  $    292,530
                                                                 ------------
RETAIL -- 5.0%
Home Depot, Inc.                                         25,200  $  1,285,452
Lowe's Cos.                                              11,300       524,433
Sears, Roebuck & Co.                                     19,000       905,160
Target Corp.                                             19,900       816,895
Wal-Mart Stores, Inc.                                    23,710     1,364,510
                                                                 ------------
                                                                 $  4,896,450
                                                                 ------------
SPECIAL PRODUCTS & SERVICES -- 0.6%
Illinois Tool Works, Inc.                                 9,400  $    636,568
                                                                 ------------
SUPERMARKET -- 2.4%
Safeway, Inc.*                                           56,910  $  2,375,992
                                                                 ------------
TELECOMMUNICATIONS -- 3.5%
Advanced Fibre Communications, Inc.*                     53,070  $    937,747
EchoStar Communications Corp.*                           11,600       318,652
Sprint Corp.                                             82,800     1,662,624
TeleTech Holdings, Inc.*                                 34,570       495,388
                                                                 ------------
                                                                 $  3,414,411
                                                                 ------------
TELECOM -- WIRELESS -- 1.2%
AT&T Wireless Services, Inc.*                            41,400  $    594,918
Motorola, Inc.                                           38,400       576,768
                                                                 ------------
                                                                 $  1,171,686
                                                                 ------------
TRANSPORTATION -- 1.2%
United Parcel Service, Inc.                              21,800  $  1,188,100
                                                                 ------------
UTILITIES -- ELECTRIC -- 0.2%
Pinnacle West Capital Corp.                               4,600  $    192,510
                                                                 ------------
UTILITIES -- TELEPHONE -- 1.8%
BellSouth Corp.                                          47,000  $  1,793,050
                                                                 ------------
     Total U.S. Stocks                                           $ 82,256,782
                                                                 ------------
FOREIGN STOCKS -- 11.6%
BERMUDA -- 4.3%
Ace Ltd. (Insurance)                                     25,400  $  1,019,810
Tyco International Ltd., (Conglomerate)                  36,690     2,161,041
Xl Capital Ltd. (Insurance)                              11,400     1,041,504
                                                                 ------------
                                                                 $  4,222,355
                                                                 ------------

                                       23


ISSUER                                                   SHARES       VALUE
CANADA -- 1.8%
Canadian National Railway Co. (Railroad)                 35,866  $  1,731,611
                                                                 ------------
FRANCE -- 0.3%
Sanofi-Synthelabo S.A.
 (Medical & Health Products)                              4,600  $    343,039
                                                                 ------------
IRELAND -- 0.8%
Jefferson Smurfit Corp.
 (Forest & Paper Products)                              367,800  $    798,261
                                                                 ------------
NETHERLANDS -- 0.5%
Unilever N.V. (Consumer
 Goods & Services)                                        8,400  $    492,239
                                                                 ------------
SWITZERLAND -- 0.8%
Novartis AG (Medical & Health Products)                   5,300  $    191,670
Syngenta AG (Chemicals)                                  11,940       618,914
                                                                 ------------
                                                                 $    810,584
                                                                 ------------
UNITED KINGDOM -- 3.1%
BP Amoco PLC, ADR (Oils)                                 33,718  $  1,568,224
Diageo PLC (Food & Beverage Products)*                   40,402       460,986
Vodafone Group PLC
 (Cellular Phones)                                      397,409     1,038,298
                                                                 ------------
                                                                 $  3,067,508
                                                                 ------------
     Total Foreign Stocks                                        $ 11,465,597
                                                                 ------------
     Total Stocks (Identified Cost, $91,936,037)                 $ 93,722,379
                                                                 ------------
REPURCHASE AGREEMENTS -- 5.3%

                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
Goldman Sachs, dated 12/31/01, due 1/02/02,
 total to be received $4,025,400 (secured by various
 U.S. Treasury and Federal Agency obligations in a
 jointly traded
 account),                                            $   4,025  $  4,025,000

Merrill Lynch, dated 12/31/01, due
 1/02/02, total to be received $1,245,125
 (secured by various U.S. Treasury
 and Federal Agency obligations
 in a jointly traded account),                            1,245     1,245,000
                                                                 ------------
     Total Repurchase Agreements, at Cost                        $  5,270,000
                                                                 ------------
     Total Investments
      (Identified Cost, $97,206,037)                             $ 98,992,379
                                                                 ------------
OTHER ASSETS,
 LESS LIABILITIES -- (0.4)%                                          (422,982)
                                                                 ------------
  NET ASSETS -- 100.0%                                           $ 98,569,397
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
RESEARCH INTERNATIONAL SERIES
STOCKS -- 97.6%

ISSUER                                                   SHARES        VALUE
FOREIGN STOCKS -- 97.0%
AUSTRALIA -- 1.9%
NRMA Insurance Group Ltd. (Insurance)                   720,910  $  1,150,712
Tabcorp Holdings Ltd. (Gaming)                           88,010       443,055
                                                                 ------------
                                                                 $  1,593,767
                                                                 ------------
BELGIUM -- 0.5%
Dexia (Banks & Credit Companies)*                        29,500  $    423,971
                                                                 ------------
BRAZIL -- 0.9%
Aracruz Celulose S.A. (Forest & Paper
 Products)                                               41,740  $    758,833
                                                                 ------------
CANADA -- 3.1%
BCE, Inc. (Telecommunications)                           22,400  $    510,720
Manitoba Telecom Services
 (Telecommunications)                                    49,900     1,087,644
Manulife Financial Corp. (Insurance)                     38,790     1,013,608
                                                                 ------------
                                                                 $  2,611,972
                                                                 ------------
CHINA -- 0.9%
China Mobile (Hong Kong) Ltd.
 (Telecommunications)                                   146,000  $    513,966
China Mobile (Hong Kong) Ltd., ADR
 (Telecommunications)*                                   14,300       249,964
                                                                 ------------
                                                                 $    763,930
                                                                 ------------
DENMARK -- 2.4%
Danske Bank (Banks & Credit Cos.)                       125,150  $  2,008,443
                                                                 ------------
FINLAND -- 1.2%
Nokia Corp., ADR (Telecommunications)                    39,230  $    962,312
                                                                 ------------
FRANCE -- 12.1%
Aventis S.A. (Pharmaceuticals)                            6,280  $    445,688
Carrefour S.A. (Supermarket)                             24,630     1,280,025
Generale de Sante (Healthcare)*                          36,370       464,771
Sanofi-Synthelabo S.A. (Medical & Health
 Products)                                               40,780     3,041,111
Suez S.A. (Water)                                        31,500       953,083
Technip S.A. (Construction)                              13,695     1,828,077
Total Fina Elf S.A., "B" (Oils)                          14,305     2,041,895
                                                                 ------------
                                                                 $ 10,054,650
                                                                 ------------
GERMANY -- 6.0%
Celanese AG (Medical Supplies)                           25,560  $    477,663
Fresenius AG, Preferred (Medical Supplies)                5,380       437,113
Fresenius Medical Care AG, Preferred
 (Medical Supplies)                                      33,740     1,556,507
Linde AG (Engineering)                                   21,780       881,882
Munchener Ruckvers AG (Medical & Health
 Technology Services)                                     3,510       952,526
Software AG (Computer Software-Services)                 18,350       702,176
                                                                 ------------
                                                                 $  5,007,867
                                                                 ------------
GREECE -- 0.6%
Cosmote S.A. (Telecommunications)                        52,050  $    528,966
                                                                 ------------
IRELAND -- 0.8%
Bank of Ireland (Banks & Credit Cos.)                    72,030  $    681,377
                                                                 ------------
ITALY -- 2.6%
Assicurazioni Generali S.p.A. (Insurance)                54,630  $  1,516,795
Snam Rete Gas (Natural Gas-Pipeline)*                   236,060       623,907
                                                                 ------------
                                                                 $  2,140,702
                                                                 ------------
JAPAN -- 10.7%
Asahi Breweries, Ltd. (Food & Beverage
 Products)                                              149,000  $  1,341,205
Canon, Inc. (Business Machines)                          23,000       791,953
Fast Retailing Co. (Retail)                               8,600       765,583
Honda Motor Co., Ltd. (Automotive)                       40,700     1,625,141
Secom Co., Ltd. (Business Services)                      17,600       884,165
Sega Enterprises (Consumer Goods
 & Services)                                             44,600       890,434

                                       24

ISSUER                                                   SHARES       VALUE
Shionogi & Co., Ltd. (Pharmaceuticals)                   33,000  $    564,361
Shiseido Co., Ltd. (Consumer Products)                   63,000       582,478
Stanley Electric Co., Ltd. (Electronics)                 43,000       327,966
Tokyo Gas Co. Ltd. (Gas)                                433,000     1,160,353
                                                                 ------------
                                                                 $  8,933,639
                                                                 ------------
MEXICO -- 0.7%
Grupo Aeroportuario del Sureste S.A. de C.V.,
 ADR (Transportation)*                                   36,330  $    559,482
                                                                 ------------
NETHERLANDS -- 8.4%
Akzo Nobel N.V. (Chemicals)                              26,197  $  1,169,132
Fugro N.V. (Engineering)*                                14,582       650,124
Jomed N.V. (Medical & Health Products)*                  16,070       435,869
Koninklijke Philips Electronics N.V.
 (Electronics)                                           42,083     1,250,069
KPN N.V. (Telecommunications)                           132,210       671,802
Libertel N.V. (Cellular Phones)*                         80,750       742,308
Unilever N.V. (Consumer Goods & Services)                22,560     1,322,014
VNU N.V. (Publishing)*                                   25,523       783,823
                                                                 ------------
                                                                 $  7,025,141
                                                                 ------------
NORWAY -- 0.5%
Tandberg ASA (Telecommunications)                        18,290  $    407,572
                                                                 ------------
SCOTLAND -- 2.6%
Royal Bank of Scotland Group PLC
 (Banks & Credit Cos.)*                                  90,099  $  2,189,634
                                                                 ------------
SOUTH KOREA -- 4.7%
Korea Telecom Corp. (Telecommunications)                  8,300  $    318,055
Korea Telecom Corp., ADR
 (Telecommunications)                                    30,000       609,900
Samsung Electronics (Electronics)                         9,970     2,133,970
SK Telecom Co., Ltd. (Telecommunications)                 2,980       612,689
SK Telecom Ltd., ADR (Telecommunications)                 9,000       194,580
                                                                 ------------
                                                                 $  3,869,194
                                                                 ------------
SPAIN -- 3.8%
Gas Natural SDG S.A. (Gas)                               18,600  $    309,525
Iberdrola S.A. (Utilities - Electric)                   131,420     1,709,818
Telefonica S.A. (Telecommunications)*                    81,890     1,095,295
                                                                 ------------
                                                                 $  3,114,638
                                                                 ------------
SWEDEN -- 1.6%
Saab AB, "B" (Aerospace)                                112,896  $  1,075,149
Securitas AB (Aerospace)                                 13,770       262,273
                                                                 ------------
                                                                 $  1,337,422
                                                                 ------------
SWITZERLAND -- 8.0%
Converuim Holdings (Insurance)*                           8,420  $    409,556
Givaudan S.A. (Consumer Goods &
 Services)                                                1,650       503,225
Novartis AG (Medical & Health Products)                  49,600     1,793,743
Swiss Reinsurance (Insurance)*                            4,550       457,989
Syngenta AG (Chemicals)                                  47,212     2,447,250
Synthes-Stratec, Inc. (Medical & Health
 Products)*##                                             1,495     1,030,055
                                                                 ------------
                                                                 $  6,641,818
                                                                 ------------
UNITED KINGDOM -- 23.0%
BP Amoco PLC, ADR (Oils)                                 42,481  $  1,975,791
British Sky Broadcasting Group PLC
 (Broadcasting)                                          78,210       859,408
CGNU PLC (Insurance)*                                   108,038     1,326,932
Diageo PLC (Food & Beverage Products)*                  155,962     1,779,524
Glaxosmithkline (Drugs & Health Care)                    34,590       866,266
Granada Compass PLC (Telecommunications)                    147           307
HSBC Holdings PLC (Banks & Credit Cos.)*                100,915     1,182,241
Lloyds TSB Group PLC (Banks & Credit Cos.)*             123,140  $  1,335,222
National Grid Group (Media - Cable)                     110,510       687,481
Next PLC (Retail)                                        97,912     1,273,721
Reckitt Benckiser PLC (Consumer
 Goods & Services)*                                      74,400     1,081,405
Reed International PLC (Publishing)                     218,400     1,809,434
Standard Chartered PLC (Banks & Credit Cos.)             46,880       558,749
Tesco PLC (Retail)*                                     382,540     1,384,495
Vodafone Group PLC (Cellular Phones)                  1,148,681     3,001,122
                                                                 ------------
                                                                 $ 19,122,098
                                                                 ------------
    Total Foreign Stocks                                         $ 80,737,428
                                                                 ------------
U.S. STOCKS -- 0.6%
INSURANCE -- 0.6%
AFLAC, Inc.                                              21,560  $    529,514
                                                                 ------------
     Total Stocks (Identified Cost, $81,826,267)                 $ 81,266,942
                                                                 -----------
SHORT-TERM OBLIGATIONS -- 1.4%
                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
American Express Credit Corp.,
 due 1/02/02                                          $     152  $    151,993
General Electric Capital Corp., due 1/02/02                 231       230,988
UBS Finance, Inc., due 1/02/02                              829       828,958
                                                                 ------------
     Total Short-Term Obligations, at Amortized Cost             $  1,211,939
                                                                 ------------
REPURCHASE AGREEMENT -- 0.5%
Goldman Sachs, dated 12/31/01, due 1/02/02,
 total to be received $406,040 (secured by
 various U.S. Treasury and Federal Agency
 obligations in a jointly traded account),
 at Cost                                              $     406  $    406,000
                                                                 ------------
     Total Investments
      (Identified Cost, $83,444,206 )                            $ 82,884,881
                                                                 ------------
OTHER ASSETS,
LESS LIABILITIES -- 0.5%                                              390,635
                                                                 ------------
Net Assets -- 100.0%                                             $ 83,275,516
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS-December 31, 2001
STRATEGIC GROWTH SERIES
STOCKS -- 96.0%

ISSUER                                                   SHARES       VALUE
U.S. STOCKS -- 86.4%
ADVERTISING & BROADCASTING -- 2.5%
Clear Channel Communications, Inc.*                      22,520  $  1,146,493
Lamar Advertising Co., "A"*                               8,730       369,628
Omnicom Group, Inc.                                       4,690       419,052
                                                                 ------------
                                                                 $  1,935,173
                                                                 ------------
AUTOMOTIVE -- 0.3%
Harley-Davidson, Inc.                                     4,560  $    247,654
                                                                 ------------
BANKS & CREDIT COS. -- 3.7%
Bank America Corp.                                       13,170  $    829,052
Comerica, Inc.                                           11,780       674,994
Concord EFS, Inc.*                                       15,840       519,235
Household International, Inc.                            12,100       701,074
J. P. Morgan Chase & Co.                                  2,920       106,142
                                                                 ------------
                                                                 $  2,830,497
                                                                 ------------
BIOTECHNOLOGY -- 2.0%
Amgen, Inc.*                                              9,800  $    553,112
Applera Corp.                                            25,270       992,353
                                                                 ------------
                                                                 $  1,545,465
                                                                 ------------
BUSINESS MACHINES -- 1.7%
Affiliated Computer Services, Inc., "A"*                 10,610  $  1,126,039
Sun Microsystems, Inc.*                                  16,820       206,886
                                                                 ------------
                                                                 $  1,332,925
                                                                 ------------
BUSINESS SERVICES -- 3.8%
Automatic Data Processing, Inc.                          19,470  $  1,146,783
BISYS Group, Inc.*                                       16,330     1,044,957
First Data Corp.                                          8,285       649,958
I2 Technologies, Inc.*                                    9,960        78,684
                                                                 ------------
                                                                 $  2,920,382
                                                                 ------------
CELLULAR PHONES -- 1.2%
Sprint Corp. (PCS Group)*                                37,310  $    910,737
                                                                 ------------
COMPUTER HARDWARE -- SYSTEMS -- 1.1%
Dell Computer Corp.*                                     29,610  $    804,800
                                                                 ------------
COMPUTER SOFTWARE -- PERSONAL
COMPUTERS -- 2.1%
Microsoft Corp.*                                         24,490  $  1,622,952
                                                                 ------------
COMPUTER SOFTWARE -- SERVICES -- 2.7%
SunGard Data Systems, Inc.*                              19,430  $    562,110
VERITAS Software Corp.*                                  33,329     1,494,139
                                                                 ------------
                                                                 $  2,056,249
                                                                 ------------
COMPUTER SOFTWARE -- SYSTEMS -- 4.0%
Adobe Systems, Inc.                                       6,290  $    195,304
Cadence Design Systems, Inc.*                            32,170       705,166
Oracle Corp.*                                            23,360       322,602
PeopleSoft, Inc.*                                        21,990       883,998
Rational Software Corp.*                                 49,450       964,275
                                                                 ------------
                                                                 $  3,071,345
                                                                 ------------
CONGLOMERATES -- 0.9%
General Electric Co.                                     16,760  $    671,741
                                                                 ------------
ELECTRONICS -- 6.5%
Analog Devices, Inc.*                                    20,520  $    910,883
Atmel Corp.*                                             71,890       529,829
General Motors Corp.,"H"*                                 6,880       106,296
Linear Technology Corp.                                  25,400       991,616
LSI Logic Corp.*                                         37,810       596,642
Micron Technology, Inc.*                                 15,810       490,110
QLogic Corp.*                                             9,220       410,382
Texas Instruments, Inc.                                  33,050       925,400
                                                                 ------------
                                                                 $  4,961,158
                                                                 ------------
ENTERTAINMENT -- 4.6%
AOL Time Warner, Inc.*                                   28,450  $    913,245
Charter Communications, Inc.*                             7,220       118,625
Fox Entertainment Group, Inc.*                           34,020       902,550
Viacom, Inc., "B"*                                       34,993     1,544,941
                                                                 ------------
                                                                 $  3,479,361
                                                                 ------------
FINANCIAL INSTITUTIONS -- 5.7%
Citigroup, Inc.                                          33,810  $  1,706,729
Federal Home Loan Mortgage Corp.                         15,910     1,040,514
Goldman Sachs Group, Inc.                                 3,340       309,785
Merrill Lynch & Co., Inc.                                10,900       568,108
Morgan Stanley Dean Witter & Co.                         13,610       761,343
                                                                 ------------
                                                                 $  4,386,479
                                                                 ------------
FOOD & BEVERAGE PRODUCTS -- 0.9%
Anheuser-Busch Cos., Inc.                                15,000  $    678,150
                                                                 ------------
INSURANCE -- 12.1%
AFLAC, Inc.                                               4,100  $    100,696
Allstate Corp.                                           18,320       617,384
American International Group, Inc.                       27,895     2,214,863
Chubb Corp.                                              15,300     1,055,700
Gallagher (Arthur J.) & Co.                              30,690     1,058,498
Hartford Financial Services Group, Inc.                  21,910     1,376,606
MetLife, Inc.                                            16,400       519,552
Principal Financial Group, Inc.*                          8,000       192,000
Prudential Financial, Inc.*                               2,880        95,587
Renaissancere Holdings                                    4,000       381,600
Safeco Corp.                                             24,500       763,175
St. Paul Cos., Inc.                                       6,330       278,330
Willis Group Holdings Ltd.*                              26,100       614,655
                                                                 ------------
                                                                 $  9,268,646
                                                                 ------------
INTERNET -- 1.2%
InterNAP Network Services Corp.*                         22,640  $     26,263
VeriSign, Inc.*                                          23,758       903,754
                                                                 ------------
                                                                 $    930,017
                                                                 ------------
MACHINERY -- 0.8%
Danaher Corp.                                             9,900  $    597,069
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 12.0%
Abbott Laboratories, Inc.                                 7,700  $    429,275
Allergan, Inc.                                            7,060       529,853
American Home Products Corp.                             28,055     1,721,455
Bristol-Myers Squibb Co.                                 13,300       678,300
Eli Lilly & Co.                                           8,910       699,791
Forest Laboratories, Inc.*                                6,400       524,480
Genzyme Corp.*                                           11,300       676,418
Guidant Corp.*                                           16,260       809,748
Johnson & Johnson Co.                                    15,900       939,690
Pfizer, Inc.                                             45,750     1,823,138
Schering Plough Corp.                                     8,070       288,987
                                                                 ------------
                                                                 $  9,121,135
                                                                 ------------
OIL SERVICES -- 0.9%
GlobalSantaFe Corp.                                      24,368  $    694,975
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 0.7%
Starwood Hotels & Resorts Co.                            18,200  $    543,270
                                                                 ------------
RETAIL -- 3.8%
Costco Wholesale Corp.*                                  18,680  $    829,018
Home Depot, Inc.                                          6,100       311,161
Target Corp.                                             21,530       883,807
Wal-Mart Stores, Inc.                                    15,460       889,723
                                                                 ------------
                                                                 $  2,913,709
                                                                 ------------
SPECIAL PRODUCTS & SERVICES -- 0.6%
ARAMARK Corp.*                                           16,370  $    440,353
                                                                 ------------
SUPERMARKET -- 1.3%
Kroger Co.*                                              20,690  $    431,800
Safeway, Inc.*                                           12,655       528,346
                                                                 ------------
                                                                 $    960,146
                                                                 ------------
                                       26

ISSUER                                                   SHARES        VALUE
TELECOMMUNICATIONS -- 3.9%
American Tower Corp., "A"*                               38,770  $    367,152
Comverse Technology, Inc.*                               25,270       565,290
Cox Communications, Inc.*                                11,490       481,546
EchoStar Communications Corp.*                           42,680     1,172,419
Qwest Communications International, Inc.                 16,630       234,982
Vignette Corp.*                                          33,090       177,693
Winstar Communications, Inc.*                             9,820           167
                                                                 ------------
                                                                 $  2,999,249
                                                                 ------------
TELECOMMUNICATION & CABLE -- 0.5%
Comcast Corp., "A"*                                      11,680  $   420,480
TELECOM -- WIRELESS -- 2.8%
AT&T Wireless Services, Inc.*                            71,140  $  1,022,282
QUALCOMM, Inc.*                                          15,090       762,045
SBA Communications Corp.*                                24,200       315,084
                                                                 ------------
                                                                 $  2,099,411
                                                                 ------------
TELECOM-WIRELINE -- 0.7%
Amdocs Ltd.*                                             16,740  $    568,658
                                                                 ------------
TRANSPORTATION -- 0.7%
Fedex Corp.*                                              5,290  $    274,445
United Parcel Service, Inc.                               4,210       229,445
                                                                 ------------
                                                                 $    503,890
                                                                 ------------
UTILITIES-ELECTRIC -- 0.7%
AES Corp.*                                               10,780  $    176,253
Calpine Corp.*                                           20,600       345,874
                                                                 ------------
                                                                 $    522,127
                                                                 ------------
     Total U.S. Stocks                                           $ 66,038,203
                                                                 ------------
FOREIGN STOCKS -- 9.6%
BERMUDA -- 5.4%
Ace Ltd. (Insurance)                                     23,140  $    929,071
Tyco International Ltd. (Conglomerate)                   48,810     2,874,909
XL Capital Ltd. (Insurance)                               3,300       301,488
                                                                 ------------
                                                                 $  4,105,468
                                                                 ------------
CANADA -- 0.2%
Nortel Networks Corp. (Telecommunications)               22,150  $    166,125
                                                                 ------------
FINLAND -- 0.5%
Nokia Corp., ADR (Telecommunications)                    15,970  $    391,744
                                                                 ------------
GERMANY -- 0.9%
Munchener Ruckvers AG (Insurance)                         2,300  $    624,162
SAP AG, ADR (Computer Software-Systems)                   2,270        72,481
                                                                 ------------
                                                                 $    696,643
                                                                 ------------
NETHERLANDS -- 1.1%
STMicroelectronics N.V. (Electronics)                    26,330  $    833,871
                                                                 ------------
UNITED KINGDOM -- 1.5%
Vodafone Group PLC (Cellular Phones)                    187,334  $    489,442
Vodafone Group PLC, ADR
  (Cellular Phones)                                      26,044       668,810
                                                                 ------------
                                                                 $  1,158,252
                                                                 ------------
    Total Foreign Stocks                                         $  7,352,103
                                                                 ------------
    Total Stocks
      (Identified Cost, $75,864,646)                             $ 73,390,306
                                                                 ------------

SHORT-TERM OBLIGATIONS -- 1.9%
                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
American Express Credit Corp., due 1/02/02            $     599  $    598,971
General Electric Capital Corp., due 1/02/02                 904       903,954
                                                                 ------------
    Total Short-Term Obligations, at Amortized Cost              $  1,502,925
                                                                 ------------
REPURCHASE AGREEMENT -- 2.1%
Goldman Sachs, dated 12/31/01, due 1/02/02,
 total to be received $1,589,158
 (secured by various U.S. Treasury and
 Federal Agency obligations in a jointly
 traded account), at Cost                             $   1,589  $  1,589,000
                                                                 ------------
    Total Investments (Identified Cost, $78,956,571)             $ 76,482,231
                                                                 ------------
    OTHER ASSETS,
      LESS LIABILITIES                                                (22,146)
                                                                 ------------
    Net Assets -- 100.0%                                         $ 76,460,085
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS-- December 31, 2001
TECHNOLOGY SERIES
STOCKS -- 88.6%

ISSUER                                                   SHARES       VALUE
U.S. STOCKS -- 79.9%
AEROSPACE & DEFENSE -- 0.2%
Teledyne Technologies, Inc.*                              3,900  $     63,531
                                                                 ------------
BUSINESS MACHINES -- 1.8%
Texas Instruments, Inc.                                  22,290  $    624,120
                                                                 ------------
BUSINESS SERVICES -- 5.7%
BEA Systems, Inc.*                                       60,500  $    931,700
Concord EFS, Inc.*                                       14,900       488,422
CSG Systems International, Inc.*                          6,790       274,656
Peregrine Systems, Inc.*                                 19,800       293,634
                                                                 ------------
                                                                 $  1,988,412
                                                                 ------------
COMMUNICATION EQUIPMENT -- 0.5%
Agere Systems, Inc.*                                     28,000  $    159,320
                                                                 ------------
COMPUTER HARDWARE -- SYSTEMS -- 3.8%
Cisco Systems, Inc.*                                     27,466  $    497,409
Dell Computer Corp.*                                     18,630       506,364
Enterasys Networks, Inc.*                                36,100       319,485
                                                                 ------------
                                                                 $  1,323,258
                                                                 ------------
COMPUTER SOFTWARE -- 1.0%
Nassda Corp.*                                               160  $      3,598
Netegrity, Inc.*                                         18,835       364,646
                                                                 ------------
                                                                 $    368,244
                                                                 ------------
COMPUTER SOFTWARE -- PERSONAL COMPUTERS -- 2.2%
Mercury Interactive Corp.*                                7,560  $    256,889
Microsoft Corp.*                                          7,590       502,989
                                                                 ------------
                                                                 $    759,878
                                                                 ------------
COMPUTER SOFTWARE -- SERVICES -- 9.0%
CheckFree Corp.*                                          7,311  $    131,598
Legato Systems, Inc.*                                    46,700       605,699
SonicWall, Inc.*                                         23,100       449,064
TIBCO Software, Inc.*                                    13,300       198,569
VERITAS Software Corp.*                                  26,466     1,186,471
Watchguard Technologies, Inc.*                           16,200       105,462
webMethods, Inc.*                                        26,710       447,659
                                                                 ------------
                                                                 $  3,124,522
                                                                 ------------
COMPUTER SOFTWARE -- SYSTEMS -- 12.0%
Adobe Systems, Inc.                                      20,140  $    625,347
BMC Software, Inc.*                                      10,710       175,322
Cadence Design Systems, Inc.*                            16,900       370,448
Citrix Systems, Inc.*                                    34,180       774,519
McDATA Corp.*                                            32,500       796,250
Peoplesoft, Inc.*                                        17,050       685,410
Rational Software Corp.*                                 31,844       620,958
StorageNetworks, Inc.*                                   22,600       139,668
                                                                 ------------
                                                                 $  4,187,922
                                                                 ------------
ELECTRONICS -- 20.4%
Advanced Micro Devices, Inc.*                            18,380  $    291,507
Alpha Industries, Inc.*                                  14,900       324,820
Analog Devices, Inc.*                                    13,160       584,172
Atmel Corp.*                                             43,400       319,858
Brooks Automation, Inc.*                                  1,900        77,273
Cirrus Logic, Inc.*                                      24,000       317,280
Fairchild Semiconductor International Co.*               12,200       344,040
Integrated Device Technology, Inc.*                       5,000       132,950
Intersil Holding Corp.*                                  15,900       512,775
Lam Research Corp.*                                      19,900       462,078
Linear Technology Corp.                                   9,400       366,976
LSI Logic Corp.*                                          7,940       125,293
Marvell Technology Group Ltd.*                           20,600       737,892
Maxim Integrated Products, Inc.*                          8,100       425,331
Micron Technology, Inc.*                                  6,900       213,900
Novellus Systems, Inc.*                                  12,600       497,070
QLogic Corp.*                                            16,900       752,219
SanDisk Corp.*                                           18,700  $    269,280
Teradyne, Inc.*                                          11,800       355,652
                                                                 ------------
                                                                 $  7,110,366
                                                                 ------------
INTERNET -- 5.0%
Avici Systems, Inc.*                                     58,300  $    169,653
Openwave Systems, Inc.*                                  20,700       202,653
VeriSign, Inc.*                                          36,477     1,387,585
                                                                 ------------
                                                                 $  1,759,891
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 1.0%
Applera Corp. -- Applied Biosystems Group                 8,937  $    350,956
                                                                 ------------
MEDICAL & HEALTH TECHNOLOGY SERVICES -- 2.2%
Genzyme Corp.*                                           12,600  $    754,236
                                                                 ------------
TECHNOLOGY -- 0.5%
Macrovision Corp.*                                        4,800  $    169,056
                                                                 ------------
TELECOMMUNICATIONS -- 11.4%
3Com Corp.*                                              33,000  $    210,540
CIENA Corp.*                                             24,704       353,514
Comverse Technology, Inc.*                               47,043     1,052,352
EchoStar Communications Corp.*                            9,300       255,471
Juniper Networks, Inc.*                                  26,580       503,691
Network Appliance, Inc.*                                 33,400       730,458
RF Micro Devices, Inc.*                                  14,900       286,527
Time Warner Telecom, Inc.*                               26,900       475,861
Transwitch Corp.*                                        20,300        91,350
WorldCom, Inc. (MCI Group)                                    2            26
                                                                 ------------
                                                                 $  3,959,790
                                                                 ------------
TELECOM -- WIRELESS -- 0.6%
American Tower Corp., OAO*                               21,480  $    203,416
                                                                 ------------
TELECOM -- WIRELINE -- 2.6%
Advanced Fibre Communications, Inc.*                      9,230  $    163,094
Emulex Corp.*                                             8,600       339,786
Tekelec Co.*                                             21,581       390,832
                                                                 ------------
                                                                 $    893,712
                                                                 ------------
     Total U.S. Stocks                                           $ 27,800,630
                                                                 ------------
FOREIGN STOCKS -- 8.7%
CANADA -- 0.8%
Zarlink Semiconductor, Inc. (Electronics)*               25,300  $    284,625
                                                                 ------------
FINLAND -- 2.7%
Nokia Corp., ADR (Telecommunications)                    38,320  $    939,990
                                                                 ------------
FRANCE
Alcatel Alsthom Compagnie, ADR
 (Telecommunications)                                        50  $        827
                                                                 ------------
GERMANY -- 1.1%
SAP AG, ADR (Computer Software -- Systems)                3,000  $    390,577
                                                                 ------------
JAPAN -- 0.5%
Sega Enterprises (Entertainment)                          8,400  $    167,705
                                                                 ------------
NETHERLANDS -- 2.9%
ASM International N.V. (Electronics)*                    32,000  $    624,320
STMicroelectronics N.V. (Electronics)                    12,700       402,209
                                                                 ------------
                                                                 $  1,026,529
                                                                 ------------
UNITED KINGDOM -- 0.7%
ARM Holdings PLC, ADR (Electronics)*                     14,800  $    230,732
                                                                 ------------
     Total Foreign Stocks                                        $  3,040,985
                                                                 ------------
     Total Stocks (Identified Cost, $29,841,225)                 $ 30,841,615
                                                                 ------------
CONVERTIBLE BOND -- 0.5%
                                                 PRINCIPAL AMOUNT
                                                   (000 OMITTED)
COMPUTER SOFTWARE-- SYSTEMS-- 0.5%
Brocade Communications Systems, Inc.,
2s, 2007 (Identified Cost $170,000)                   $     170  $    169,150
                                                                 ------------

                                       28

SHORT-TERM OBLIGATIONS -- 5.1%

                                                 PRINCIPAL AMOUNT
ISSUER                                            (000 OMITTED)       VALUE
American Express Credit Corp.,
 due 1/02/02                                          $     407  $    406,980
Edison Asset Securitization LLC,
 due 1/02/02                                                756       755,961
General Electric Capital Corp.,
 due 1/02/02                                                615       614,969
                                                                 ------------
   Total Short-Term Obligations, at
     Amortized Cost                                              $  1,777,910
                                                                 ------------
REPURCHASE AGREEMENT -- 5.2%
Goldman Sachs, dated 12/31/01,
 due 1/02/02, total to be received
 $1,803,179 (secured by various U.S.
 Treasury and Federal Agency
 obligations in a jointly traded account),
 at Cost                                              $  1,803   $  1,803,000
                                                                 ------------
   Total Investments
     (Identified Cost, $33,592,135)                              $ 34,591,675
                                                                 ------------
OTHER ASSETS,
 LESS LIABILITIES -- 0.6%                                             209,766
                                                                 ------------
 Net Assets -- 100.0%                                            $ 34,801,441
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS -- December 31, 2001
VALUE SERIES
STOCKS -- 93.8%

ISSUER                                                   SHARES       VALUE
U.S. STOCKS -- 85.8%
AEROSPACE & DEFENSE -- 0.5%
Northrop Grumman Corp.                                   14,100  $  1,421,421
                                                                 ------------
AUTOMOTIVE -- 0.8%
Delphi Automotive Systems Corp.                         188,100  $  2,569,446
                                                                 ------------
BANKS & CREDIT COS. -- 5.1%
Bank of America Corp.                                    81,630  $  5,138,609
FleetBoston Financial Corp.                             150,280     5,485,220
PNC Financial Services Group                             52,562     2,953,984
SouthTrust Corp.                                         83,840     2,068,333
                                                                 ------------
                                                                 $ 15,646,146
                                                                 ------------
BIOTECHNOLOGY -- 2.6%
Abbott Laboratories, Inc.                                89,780  $  5,005,235
Guidant Corp.*                                           59,410     2,958,618
                                                                 ------------
                                                                 $  7,963,853
                                                                 ------------
BUSINESS MACHINES -- 2.8%
International Business Machines Corp.                    35,440  $  4,286,822
Sun Microsystems, Inc.*                                 158,600     1,950,780
Texas Instruments, Inc.                                  79,700     2,231,600
                                                                 ------------
                                                                 $  8,469,202
                                                                 ------------
CHEMICALS -- 3.0%
Air Products & Chemicals, Inc.                           85,347  $  4,003,628
PPG Industries, Inc.                                     65,700     3,398,004
Praxair, Inc.                                            32,700     1,806,675
                                                                 ------------
                                                                 $  9,208,307
                                                                 ------------
COMPUTER SOFTWARE -- SYSTEMS -- 0.2%
Oracle Corp.*                                            43,600  $    602,116
                                                                 ------------
CONSUMER GOODS & SERVICES -- 5.6%
Archer-Daniels-Midland Co.                              184,565  $  2,648,508
Gillette Co.                                             99,000     3,306,600
Kimberly-Clark Corp.                                     51,200     3,061,760
Philip Morris Cos., Inc.                                 74,070     3,396,109
Procter & Gamble Co.                                     59,430     4,702,696
                                                                 ------------
                                                                 $ 17,115,673
                                                                 ------------
ELECTRONICS -- 1.1%
Agilent Technologies, Inc.*                              53,700  $  1,530,987
Analog Devices, Inc.*                                    38,500     1,709,015
                                                                 ------------
                                                                 $  3,240,002
                                                                 ------------
ENTERTAINMENT -- 2.6%
Disney (Walt) Co.                                        88,850  $  1,840,972
Viacom, Inc., OBO*                                      139,918     6,177,380
                                                                 ------------
                                                                 $  8,018,352
                                                                 ------------
FINANCIAL SERVICES -- 9.3%
American Express Co.                                     66,300  $  2,366,247
Citigroup, Inc.                                         184,400     9,308,512
Federal Home Loan Mortgage Corp.                         51,370     3,359,598
Federal National Mortgage Assn.                          38,000     3,021,000
Mellon Financial Corp.                                  105,300     3,961,386
Merrill Lynch & Co., Inc.                                62,380     3,251,245
Morgan Stanley Dean Witter & Co.                         54,370     3,041,458
                                                                 ------------
                                                                 $ 28,309,446
                                                                 ------------
FOOD & BEVERAGE PRODUCTS -- 3.2%
Kellogg Co.                                             116,200  $  3,497,620
PepsiCo, Inc.                                            78,098     3,802,592
Smucker (J. M.) Co.                                      61,133     2,162,885
                                                                 ------------
                                                                 $  9,463,097
                                                                 ------------
FOREST & PAPER PRODUCTS -- 1.3%
International Paper Co.                                  98,000  $  3,954,300
                                                                 ------------
HEALTHCARE -- 0.4%
HCA Inc.                                                 34,190  $  1,317,683
                                                                 ------------

                                       29

ISSUER                                                   SHARES       VALUE
INSURANCE -- 5.6%
Allstate Corp.                                          110,960  $  3,739,352
Chubb Corp.                                              35,680     2,461,920
Hartford Financial Services Group, Inc.                  51,540     3,238,258
Jefferson Pilot Corp.                                    65,028     3,008,846
MetLife, Inc.                                            61,200     1,938,816
SAFECO Corp.                                             50,660     1,578,059
St. Paul Cos., Inc.                                      28,200     1,239,954
                                                                 ------------
                                                                 $ 17,205,205
                                                                 ------------
MACHINERY -- 4.6%
Caterpillar, Inc.                                        26,490  $  1,384,102
Danaher Corp.                                            54,400     3,280,864
Deere & Co.                                             127,210     5,553,989
Pall Corp.                                               83,900     2,018,634
Rockwell International Corp.                            100,900     1,802,074
                                                                 ------------
                                                                 $ 14,039,663
                                                                 ------------
MANUFACTURING -- 1.4%
Minnesota Mining & Manufacturing Co.                     37,000  $  4,373,770
                                                                 ------------
MEDICAL & HEALTH PRODUCTS -- 2.7%
American Home Products Corp.                             49,245  $  3,021,673
Merck & Co., Inc.                                        48,100     2,828,280
Pfizer, Inc.                                             62,700     2,498,595
                                                                 ------------
                                                                 $  8,348,548
                                                                 ------------
METALS & MINERALS -- 2.3%
Alcoa, Inc.                                             149,350  $  5,309,392
Phelps Dodge Corp.                                       49,790     1,613,196
                                                                 ------------
                                                                 $  6,922,588
                                                                 ------------
OIL SERVICES -- 2.0%
Noble Drilling Corp.*                                    31,210  $  1,062,388
Schlumberger Ltd.                                        92,200     5,066,390
                                                                 ------------
                                                                 $  6,128,778
                                                                 ------------
OILS -- 7.1%
Anadarko Petroleum Corp.                                 62,300  $  3,541,755
Apache Corp.                                             62,810     3,132,963
Devon Energy Corp.                                       66,830     2,582,979
Exxon Mobil Corp.                                       192,072     7,548,430
Occidental Petroleum Corp.                               23,710       629,026
Unocal Corp.                                            114,152     4,117,463
                                                                 ------------
                                                                 $ 21,552,616
                                                                 ------------
PRINTING & PUBLISHING -- 1.8%
Gannett Co., Inc.                                        50,198  $  3,374,812
Tribune Co.                                              54,817     2,051,800
                                                                 ------------
                                                                 $  5,426,612
                                                                 ------------
REAL ESTATE INVESTMENT TRUSTS -- 1.6%
Equity Office Properties Trust                           49,460  $  1,487,757
Equity Residential Properties Trust                     113,304     3,252,958
                                                                 ------------
                                                                 $  4,740,715
                                                                 ------------
RETAIL -- 2.5%
Sears, Roebuck & Co.                                    156,700  $  7,465,188
                                                                 ------------
TELECOMMUNICATIONS -- 5.7%
AT&T Corp.                                              247,300  $  4,486,022
Cox Communications, Inc.*                                66,710     2,795,816
Sprint Corp.                                            266,380     5,348,910
Verizon Communications                                   97,285     4,617,146
                                                                 ------------
                                                                 $ 17,247,894
                                                                 ------------
TELECOMMUNICATIONS -- CABLE -- 1.0%
Comcast Corp., "A"*                                      88,990  $  3,203,640
                                                                 ------------
TELECOMMUNICATIONS -- WIRELESS -- 1.0%
AT&T Wireless Services, Inc.*                           216,788  $  3,115,244
                                                                 ------------
UTILITIES -- ELECTRIC -- 3.9%
Dominion Resources, Inc.                                 51,130  $  3,072,913
FirstEnergy Corp.                                        41,900     1,465,662
FPL Group, Inc.                                          25,360     1,430,304
NiSource, Inc.                                           49,310  $  1,137,089
NSTAR Co.                                                58,973     2,644,939
Pinnacle West Capital Corp.                              50,844     2,127,821
                                                                 ------------
                                                                 $ 11,878,728
                                                                 ------------
UTILITIES -- GAS -- 3.1%
AGL Resources, Inc.                                      54,694  $  1,259,056
National Fuel Gas Co.                                   163,756     4,044,773
NICOR, Inc.                                              48,805     2,032,240
WGL Holdings, Inc.                                       76,078     2,211,588
                                                                 ------------
                                                                 $  9,547,657
                                                                 ------------
UTILITIES -- TELEPHONE -- 1.0%
BellSouth Corp.                                          77,700  $  2,964,255
                                                                 ------------
    Total U.S. Stocks                                            $261,460,145
                                                                 ------------
FOREIGN STOCKS -- 8.0%
CANADA -- 1.6%
Alcan, Inc. (Metals)                                     52,260  $  1,877,702
Canadian National Railway Co. (Railroad)                 58,763     2,837,078
                                                                 ------------
                                                                 $  4,714,780
                                                                 ------------
FRANCE -- 0.4%
Total Fina S.A., ADR (Oils)                              18,400  $  1,292,416
                                                                 ------------
NETHERLANDS -- 1.8%
Akzo Nobel N.V. (Chemicals)                             124,033  $  5,535,404
                                                                 ------------
SWITZERLAND -- 2.4%
Novartis AG (Medical & Health Products)                  73,490  $  2,657,706
Syngenta AG (Chemicals)                                  90,520     4,692,134
                                                                 ------------
                                                                 $  7,349,840
                                                                 ------------
UNITED KINGDOM -- 1.8%
BP Amoco PLC, ADR (Oils)                                 66,000  $  3,069,660
CGNU PLC (Insurance)*                                   102,599     1,260,129
Diageo PLC (Food & Beverage Products)*                   92,403     1,054,317
                                                                 ------------
                                                                 $  5,384,106
                                                                 ------------
    Total Foreign Stocks                                         $ 24,276,546
                                                                 ------------
    Total Stocks (Identified Cost, $280,656,849)                 $285,736,691
                                                                 ------------

CONVERTIBLE PREFERRED STOCKS -- 1.8%
AEROSPACE & DEFENSE -- 0.4%
Northrop Grumman Corp., 7.25%*                           12,400  $  1,381,360
                                                                 ------------
BUSINESS MACHINES -- 0.9%
Motorola, Inc., 7.00%*                                   59,100  $  2,762,334
                                                                 ------------
UTILITIES -- ELECTRIC -- 0.5%
TXU Corp., 8.75%                                         28,190  $  1,458,550
                                                                 ------------
   Total Convertible Preferred Stocks
     (Identified Cost, $5,701,485)                               $  5,602,244
                                                                 ------------

                                       30

SHORT-TERM OBLIGATIONS -- 2.9%
                                                 PRINCIPAL AMOUNT
ISSUER                                             (000 OMITTED)      VALUE
American Express Credit
  Corp., due 1/02/02                                   $  1,049  $  1,048,949
Edison Asset Securitization
  LLC, due 1/02/02                                        6,189     6,188,685
General Electric Capital Corp.,
  due 1/02/02                                             1,585     1,584,920
                                                                 ------------
    Total Short-Term Obligations, at Amortized Cost              $  8,822,554
                                                                 ------------
REPURCHASE AGREEMENT -- 0.9%
Goldman Sachs, dated 12/31/01,
  due 1/02/02, total to be received
  $ 2,777,138 (secured by various U.S.
  Treasury and Federal Agency
  obligations in a jointly traded
  account), at Cost                                    $  2,777  $  2,777,000
                                                                 ------------
    Total Investments
      (Identified Cost, $297,957,888 )                           $302,938,489
                                                                 ------------

OTHER ASSETS,
  LESS LIABILITIES -- 0.6%                                          1,781,601
                                                                 ------------
    Net Assets -- 100.0%                                         $304,720,090
                                                                 ============

           See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:

  * Non-income producing security.
  # Security, or a portion of the security, was pledged to cover collateral requirements. At December 31, 2001, the value of securities pledged for New Discovery Series amounted to $327,800.
 ## SEC Rule 144A restriction.
  + Restricted security.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF ASSETS AND LIABILITIES -- December 31, 2001

                                                                                                 MASSACHUSETTS
                                                                       CAPTIAL    INTERNATIONAL    INVESTORS        NEW
                                                                     OPPORTUNITES    GROWTH         GROWTH        DISCOVERY
                                                                       SERIES         SERIES      STOCK SERIES     SERIES
                                                                    ------------- -------------  -------------  -------------
Assets:
  Investments --
    Unaffiliated issuers, at cost                                   $542,516,988  $124,167,534  $  776,067,103  $270,014,865
    Unrealized appreciation (depreciation)                           (33,693,898)   (2,387,634)     45,980,760    14,844,488
                                                                    ------------  ------------   -------------  -----------
        Total investments, at value                                 $508,823,090  $121,779,900  $  822,047,863  $284,859,353
  Investments of cash collateral for securities loaned,
     at identified cost and value                                     21,406,152    10,405,620      40,322,679    29,849,482
  Cash                                                                     6,604            --             --             --
  Foreign currency, at value (identified cost,
    $326, $126,795, $291, and $0, respectively)                              326       126,996             285            --
  Receivable for investments sold                                      3,312,746       922,904         577,534     4,823,289
  Receivable for series shares sold                                      298,406       182,946         605,690       357,659
  Interest and dividends receivable                                      380,394       120,578         384,180        17,803
  Other assets                                                             1,502           182             211           727
                                                                    ------------  ------------  --------------  ------------
        Total assets                                                $534,229,220  $133,539,126  $  863,938,442  $319,908,313
                                                                    ============  ============  ==============  ============
Liabilities:
  Payable to custodian                                              $         --  $     52,297  $          285  $        600
  Payable for investments purchased                                    4,409,697     1,250,995       8,522,659     2,463,713
  Payable for series shares reacquired                                   313,147       336,324         514,440       369,086
  Collateral for securities loaned, at value                          21,406,152    10,405,620      40,322,679    29,849,482
  Payable to affiliates --
    Management fee                                                        30,469         9,641          50,535        21,389
    Distribution fee (Service Class)                                         135            66             345           198
  Accrued expenses and other liabilities                                  69,046        91,336          97,978        29,326
                                                                    ------------  ------------  -------------  ------------
        Total liabilities                                           $ 26,228,646  $ 12,146,279  $   49,508,921  $ 32,733,794
                                                                    ------------  ------------  -------------  ------------
Net assets                                                          $508,000,574  $121,392,847  $  814,429,521  $287,174,519
                                                                    ============  ============   =============  ============
Net assets consist of:
  Paid-in capital                                                   $743,507,922  $141,357,186  $1,160,600,162  $311,304,295
  Unrealized appreciation (depreciation) on investments and
    translation of assets and liabilities
    in foreign currencies                                            (33,692,863)   (2,388,339)     45,980,957    14,844,488
  Accumulated net realized loss on investments and
    foreign currency transactions                                   (202,130,653)  (18,202,189)   (393,076,996)  (38,974,264)
  Accumulated undistributed net investment income                        316,168       626,189         925,398            --
                                                                    ------------  ------------  --------------  ------------
        Total                                                       $508,000,574  $121,392,847  $  814,429,521  $287,174,519
                                                                    ============  ============  ==============  ============
Net Assets:
  Initial Class                                                     $501,268,850  $118,285,953  $  797,117,898  $277,089,971
  Service Class                                                        6,731,724     3,106,894      17,311,623    10,084,548
                                                                    ------------  ------------  --------------  ------------
          Total                                                     $508,000,574  $121,392,847  $  814,429,521  $287,174,519
                                                                    ============  ============  ==============  ============
Shares of beneficial interest outstanding:
  Initial Class                                                       37,617,602    12,447,396      82,189,405    19,658,693
  Service Class                                                          505,821       327,371       1,785,505       716,123
                                                                    ------------  ------------  --------------  ------------
          Total                                                       38,123,423    12,774,767      83,974,910    20,374,816
                                                                    ============  ============  ==============  ============
  Net asset value per share:
    (net assets / shares of beneficial interest outstanding)
      Initial Class                                                 $      13.33  $       9.50  $         9.70  $     14.10
                                                                    ============  ============  ==============  ============
      Service Class                                                 $      13.31  $       9.49  $         9.70  $     14.08
                                                                    ============  ============  ==============  ============

                       See notes to financial statements.

                                                            RESEARCH
                                                             GROWTH          RESEARCH       STRATEGIC
                                                           AND INCOME      INTERNATIONAL     GROWTH      TECHNOLOGY      VALUE
                                                             SERIES           SERIES         SERIES        SERIES        SERIES
                                                          -------------   -------------   -------------  -----------  -------------
Assets:
  Investments --
    Unaffiliated issuers, at cost                         $  97,206,037   $  83,444,206   $  78,956,571  $33,592,135  $ 297,957,888
    Unrealized appreciation (depreciation)                    1,786,342        (559,325)     (2,474,340)     999,540      4,980,601
                                                          -------------   -------------   -------------  -----------  -------------
        Total investments, at value                       $  98,992,379   $  82,884,881   $  76,482,231  $34,591,675  $ 302,938,489
  Investments of cash collateral for securities
    loaned, at identified cost and value                      1,642,230       6,760,674      11,859,466    5,475,259      9,686,700
  Cash                                                            3,522           1,226           1,059          156          5,786
  Foreign currency, at value (identified cost,
    $0, $16,260, $1,412, $0, and $0, respectively)                   --          16,048           1,350           --             --
  Receivable for investments sold                               376,920         557,177          75,851      364,134      4,123,034
  Receivable for series shares sold                             213,872          29,748         276,803       71,523      1,034,354
  Interest and dividends receivable                              77,960          83,887          54,489        4,392        432,603
  Other assets                                                      247              13              --           --              1
                                                          -------------   -------------   -------------  -----------  -------------
        Total assets                                      $101,307,130    $  90,333,654   $  88,751,249  $40,507,139  $ 318,220,967
                                                          =============   =============   =============  ===========  =============
Liabilities:
  Payable for investments purchased                       $   1,007,986   $      76,268   $     376,568  $   191,921  $   3,523,704
  Payable for series shares reacquired                           35,937         143,717          10,956       14,089        199,041
  Collateral for securities loaned, at value                  1,642,230       6,760,674      11,859,466    5,475,259      9,686,700
  Payable to affiliates --
    Management fee                                                6,071           6,737           4,731        2,174         18,755
    Distribution fee (Service Class)                                 62              50              39           19            318
  Accrued expenses and other liabilities                         45,447          70,692          39,404       22,236         72,359
                                                          -------------   -------------   -------------  -----------  -------------
        Total liabilities                                 $   2,737,733   $   7,058,138   $ 12,291,164   $ 5,705,698  $  13,500,877
                                                          -------------   -------------   -------------  -----------  -------------
Net assets                                                $  98,569,397   $  83,275,516   $  76,460,085  $34,801,441  $ 304,720,090
                                                          =============   =============   =============  ===========  =============
Net assets consist of:
  Paid-in capital                                         $ 102,234,029   $ 102,090,457   $ 115,266,251  $60,060,656  $ 302,052,372
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                         1,786,431        (559,008)     (2,474,350)     999,580      4,980,790
  Accumulated net realized loss on investments
    and foreign currency transactions                        (6,050,003)    (18,449,195)    (36,331,719) (26,258,795)   (5,109,782)
  Accumulated undistributed net investment
    income (loss)                                               598,940         193,262             (97)          --      2,796,710
                                                          -------------   -------------   -------------  -----------  -------------
        Total                                             $  98,569,397   $  83,275,516   $  76,460,085  $34,801,441  $ 304,720,090
                                                          =============   =============   =============  ===========  =============
Net assets:
  Initial Class                                           $  95,414,368   $  80,738,348   $  74,471,095  $33,854,517  $ 288,239,160
  Service Class                                               3,155,029       2,537,168       1,988,990      946,924     16,480,930
                                                          -------------   -------------   -------------  -----------  -------------
        Total                                             $  98,569,397   $  83,275,516   $  76,460,085  $34,801,441  $ 304,720,090
                                                          =============   =============   =============  ===========  =============
Shares of beneficial interest outstanding:
  Initial Class                                               7,512,454       7,900,084       9,250,851    6,483,712     22,380,885
  Service Class                                                 248,613         248,463         247,183      181,547      1,281,097
                                                          -------------   -------------   -------------  -----------  -------------
        Total                                                 7,761,067       8,148,547       9,498,034    6,665,259     23,661,982
                                                          =============   =============   =============  ===========  =============
  Net asset value per share:
    (net assets divided by shares of beneficial
     interest outstanding)
      Initial Class                                       $       12.70   $       10.22   $        8.05  $      5.22  $       12.88
                                                          =============   =============   =============  ===========  =============
      Service Class                                       $       12.69   $       10.21   $        8.05  $      5.22  $       12.86
                                                          =============   =============   =============  ===========  =============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF OPERATIONS -- Year Ended December 31, 2001

                                                                                                      MASSACHUSETTS
                                                                           CAPTIAL      INTERNATIONAL    INVESTORS          NEW
                                                                         OPPORTUNITES      GROWTH         GROWTH         DISCOVERY
                                                                           SERIES          SERIES      STOCK SERIES       SERIES
                                                                       ---------------  ------------  -------------  -------------
Net investment income (loss):
  Income --
    Dividends                                                          $     3,797,364  $  2,100,065  $   5,546,136  $     119,974
    Interest                                                                   972,764       221,391      2,286,198        903,411
    Income on securities loaned                                                202,262       103,905        176,515        185,537
    Foreign taxes withheld                                                     (45,225)     (278,120)       (64,541)            --
                                                                       ---------------  ------------  ------------   -------------
        Total investment income                                        $     4,927,165  $  2,147,241  $   7,944,308  $   1,208,922
                                                                       ---------------  ------------  ------------   -------------
  Expenses --
    Management fee                                                     $     4,208,487  $  1,160,139  $   6,426,707  $   2,295,220
    Trustees' compensation                                                      19,535         3,334         27,628          6,606
    Distribution fee (Service Class)                                             2,633         1,124          5,859          3,447
    Administrative fee                                                          72,231        13,390        100,605         28,246
    Custodian fee                                                              228,501       211,492        305,617         94,419
    Printing                                                                    45,748        22,510         68,470         27,042
    Auditing fees                                                               29,170        30,170         43,800         12,050
    Legal fees                                                                   6,255         7,052          6,433          5,805
    Miscellaneous                                                               29,313        11,081         25,601          4,910
                                                                       ---------------  ------------  ------------   -------------
        Total expenses                                                 $     4,641,873  $  1,460,292  $   7,010,720  $   2,477,745
    Fees paid indirectly                                                       (33,648)       (1,082)       (68,751)        (9,283)
                                                                       ---------------  ------------  ------------   -------------
        Net expenses                                                   $     4,608,225  $  1,459,210  $   6,941,969  $   2,468,462
                                                                       ---------------  ------------  ------------   -------------
          Net investment income (loss)                                 $       318,940  $    688,031  $   1,002,339  $  (1,259,540)
                                                                       ---------------  ------------  ------------   -------------
Realized and unrealized gain (loss) on investments and
  foreign currency transactions:
  Realized loss (identified cost basis) --
    Investment transactions                                            $  (199,056,389) $(17,982,510) $(305,676,894) $ (36,699,664)
    Foreign currency transactions                                               (1,913)      (49,149)       (75,789)            --
                                                                       ---------------  ------------  -------------  -------------
        Net realized loss on investments and foreign
          currency transactions                                        $  (199,058,302) $(18,031,659) $(305,752,683) $ (36,699,664)
                                                                       ---------------  ------------  -------------  -------------
  Change in unrealized appreciation (depreciation)--
    Investments                                                        $    14,186,300  $ (3,557,594) $  40,001,346  $  25,920,685
    Translation of assets and liabilities in foreign
      currencies                                                                 8,057           365         (2,004)            --
                                                                       ---------------  ------------  -------------  -------------
        Net unrealized gain (loss) on investments and
          foreign currency translation                                 $    14,194,357  $ (3,557,229) $  39,999,342  $  25,920,685
                                                                       ---------------  ------------  -------------  -------------
          Net realized and unrealized loss on investments
            and foreign currency                                       $  (184,863,945) $(21,588,888) $(265,753,341) $ (10,778,979)
                                                                       ---------------  ------------  -------------  -------------
            Decrease in net assets from operations                     $  (184,545,005) $(20,900,857) $(264,751,002) $ (12,038,519)
                                                                       ===============  ============  =============  =============

                       See notes to financial statements.

                                                           RESEARCH
                                                            GROWTH          RESEARCH     STRATEGIC
                                                          AND INCOME     INTERNATIONAL    GROWTH        TECHNOLOGY       VALUE
                                                            SERIES          SERIES        SERIES          SERIES        SERIES
                                                         -------------   ------------   ------------   -----------    ------------
Net investment income (loss):
  Income --
    Dividends                                            $   1,272,558   $  1,291,848   $    400,127   $     27,294   $  4,310,757
    Interest                                                   180,124        154,365        174,021        134,868        371,113
    Income on securities loaned                                 10,378         76,845         34,665         10,219         28,696
    Foreign taxes withheld                                     (21,175)      (150,234)        (3,568)        (1,682)       (68,252)
                                                         -------------   ------------   ------------   ------------   ------------
        Total investment income                          $   1,441,885   $  1,372,824   $    605,245   $    170,699   $  4,642,314
                                                         -------------   ------------   ------------   ------------   ------------
  Expenses --
    Management fee                                       $     706,974   $    848,743   $    602,285   $    254,915   $  1,614,688
    Trustees' compensation                                       2,638          2,356          2,427            898          4,352
    Distribution fee (Service Class)                               985            775            730            291          5,603
    Administrative fee                                          10,616          9,641          9,572          4,006         20,511
    Custodian fee                                               46,583        155,707         35,165         17,972        115,329
    Printing                                                    11,252         12,599          9,684          2,846         32,315
    Auditing fees                                               28,470         28,870         24,500         15,796         27,800
    Legal fees                                                   5,567          7,079          5,733          6,748          5,314
    Miscellaneous                                                6,413          5,569          4,257          3,983         12,965
                                                         -------------   ------------   ------------   ------------   ------------
        Total expenses                                   $     819,498   $  1,071,339   $    694,353   $    307,455   $  1,838,877
    Fees paid indirectly                                        (1,220)        (3,273)        (1,285)        (2,775)        (3,243)
                                                         -------------   ------------   ------------   ------------   ------------
        Net expenses                                     $     818,278   $  1,068,066   $    693,068   $    304,680   $  1,835,634
                                                         -------------   ------------   ------------   ------------   ------------
          Net investment income (loss)                   $     623,607   $    304,758   $    (87,823)  $   (133,981)  $  2,806,680
                                                         -------------   ------------   ------------   ------------   ------------
Realized and unrealized gain (loss) on investments and
  foreign currency transactions:
  Realized gain (loss) (identified cost basis) --
    Investment transactions                              $  (5,830,087)  $(18,155,922)  $(34,462,678)  $(22,059,736)  $ (4,839,911)
    Foreign currency transactions                               (4,112)      (104,035)           161            285        (17,245)
                                                         -------------   ------------   ------------   ------------   ------------
        Net realized loss on investments and foreign
           currency transactions                         $  (5,834,199)  $(18,259,957)  $(34,462,517)  $(22,059,451)  $ (4,857,156)
                                                         -------------   ------------   ------------   ------------   ------------
  Change in unrealized appreciation (depreciation) --
    Investments                                          $  (5,703,000)  $    947,866   $  9,289,305   $  4,363,404   $ (9,790,780)
    Translation of assets and liabilities in foreign
      currencies                                                   817         12,004           (285)            40          1,102
                                                         -------------   ------------   ------------   ------------   ------------
      Net unrealized gain (loss) on investments and
        foreign currency translation                     $  (5,702,183)  $    959,870   $  9,289,020   $  4,363,444   $ (9,789,678)
                                                         -------------   ------------   ------------   ------------   ------------
        Net realized and unrealized loss on investments
          and foreign currency                           $ (11,536,382)  $(17,300,087)  $(25,173,497)  $(17,696,007)  $(14,646,834)
                                                         -------------   ------------   ------------   ------------   ------------
          Decrease in net assets from operations         $ (10,912,775)  $(16,995,329)  $(25,261,320)  $(17,829,988)  $(11,840,154)
                                                         =============   ============   ============   ============   ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2001

                                                                                                  MASSACHUSETTS
                                                                   CAPITAL        INTERNATIONAL     INVESTORS           NEW
                                                                OPPORTUNITIES        GROWTH          GROWTH           DISCOVERY
                                                                   SERIES            SERIES       STOCK SERIES         SERIES
                                                                -------------     ------------    -------------     ------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                  $     318,940     $    688,031    $   1,002,339     $ (1,259,540)
  Net realized loss on investments and foreign currency
    transactions                                                 (199,058,302)     (18,031,659)    (305,752,683)     (36,699,664)
  Net unrealized gain (loss) on investments and
    foreign currency translation                                   14,194,357       (3,557,229)      39,999,342       25,920,685
                                                                -------------     ------------    -------------     ------------
      Decrease in net assets from operations                    $(184,545,005)    $(20,900,857)   $(264,751,002)    $(12,038,519)
                                                                -------------     ------------    -------------     ------------
Distributions declared to shareholders --
  From net investment income (Initial Class)                    $          --     $   (822,886)   $    (953,422)    $         --
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                         (90,831,331)      (4,607,224)     (11,263,608)     (16,425,387)
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)                  (3,075,123)        (219,799)     (87,400,911)      (2,274,918)
                                                                -------------     ------------    -------------     ------------
    Total distributions declared to shareholders                $ (93,906,454)    $ (5,649,909)   $ (99,617,941)    $(18,700,305)
                                                                -------------     ------------    -------------     ------------
Net increase (decrease) in net assets from series share
  transactions                                                  $  98,019,761     $ 30,457,414    $ 204,290,178     $ 84,616,039
                                                                -------------     ------------    -------------     ------------
      Total increase (decrease) in net assets                   $(180,431,698)    $  3,906,648    $(160,078,765)    $ 53,877,215
Net Assets --
  At beginning of period                                          688,432,272      117,486,199      974,508,286      233,297,304
                                                                -------------     ------------    -------------     ------------
  At end of period                                              $ 508,000,574     $121,392,847    $ 814,429,521     $287,174,519
                                                                =============     ============    =============     ============
Accumulated undistributed net investment income included
  in net assets at end of period                                $     316,168     $    626,189    $     925,398     $         --
                                                                =============     ============    =============     ============

                                                           RESEARCH
                                                            GROWTH        RESEARCH       STRATEGIC
                                                          AND INCOME    INTERNATIONAL      GROWTH       TECHNOLOGY        VALUE
                                                            SERIES         SERIES          SERIES         SERIES         SERIES
                                                         ------------   ------------    ------------   ------------    ------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                           $    623,607   $    304,758    $    (87,823)  $   (133,981)   $  2,806,680
  Net realized loss on investments and foreign currency
    transactions                                           (5,834,199)   (18,259,957)    (34,462,517)   (22,059,451)     (4,857,156)
  Net unrealized gain (loss) on investments and foreign
    currency translation                                   (5,702,183)       959,870       9,289,020      4,363,444      (9,789,678)
                                                         ------------   ------------    ------------   ------------    ------------
    Decrease in net assets from operations               $(10,912,775)  $(16,995,329)   $(25,261,320)  $(17,829,988)   $(11,840,154)
                                                         ------------   ------------    ------------   ------------    ------------
Distributions declared to shareholders --
  From net investment income (Initial Class)             $   (404,821)  $   (704,953)   $         --   $     (5,845)   $ (1,055,271)
  From net realized gain on investments and foreign
    currency transactions (Initial Class)                  (1,830,709)      (925,528)     (1,837,971)            --      (5,927,900)
  In excess of net investment income (Initial Class)               --             --              --            (21)             --
  In excess of net realized gain on investments and
    foreign currency transactions (Initial Class)            (240,613)      (293,410)             --             --        (278,390)
                                                         ------------   ------------    ------------   ------------    ------------
    Total distributions declared to shareholders         $ (2,476,143)  $ (1,923,891)   $ (1,837,971)  $     (5,866)   $ (7,261,561)
                                                         ------------   ------------    ------------   ------------    ------------
Net increase in net assets from series share
  transactions                                           $ 18,996,886   $ 19,249,960    $ 16,736,519   $ 20,730,163    $199,600,970
                                                         ------------   ------------    ------------   ------------    ------------
      Total increase (decrease) in net assets            $  5,607,968   $    330,740    $(10,362,772)  $  2,894,309    $180,499,255
                                                         ------------   ------------    ------------   ------------    ------------
Net Assets --
  At beginning of period                                   92,961,429     82,944,776      86,822,857     31,907,132     124,220,835
                                                         ------------   ------------    ------------   ------------    ------------
  At end of period                                       $ 98,569,397   $ 83,275,516    $ 76,460,085   $ 34,801,441    $304,720,090
                                                         ============   ============    ============   ============    ============
Accumulated undistributed net investment income (loss)
  included in net assets at end of period                $    598,940   $    193,262    $        (97)  $         --    $  2,796,710
                                                         ============   ============    ============   ============    ============

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
STATEMENTS OF CHANGES IN NET ASSETS -- Year Ended December 31, 2000

                                                                                               MASSACHUSETTS
                                                                 CAPITAL       INTERNATIONAL     INVESTORS           NEW
                                                              OPPORTUNITIES       GROWTH          GROWTH          DISCOVERY
                                                                 SERIES           SERIES        STOCK SERIES        SERIES
                                                              -------------    -------------    ------------     ------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                                $     (70,744)   $    857,712    $  1,138,305     $   (649,433)
  Net realized gain on investments and foreign currency
    transactions                                                 91,272,127       4,648,290      17,199,517       17,510,197
  Net unrealized loss on investments and foreign currency
    translation                                                (142,894,589)    (12,981,343)    (94,194,699)     (27,588,750)
                                                              -------------    ------------    ------------     ------------
    Increase (decrease) in net assets from operations         $ (51,693,206)   $ (7,475,341)   $(75,856,877)    $(10,727,986)
                                                              -------------    ------------    ------------     ------------
Distributions declared to shareholders --
  From net investment income                                  $          --    $   (238,767)   $   (610,815)    $         --
  From net realized gain on investments and foreign
    currency transactions                                       (60,732,979)     (1,340,602)    (28,550,473)      (7,196,933)
                                                              -------------    ------------    ------------     ------------
    Total distributions declared to shareholders              $ (60,732,979)   $ (1,579,369)   $(29,161,288)    $ (7,196,933)
                                                              -------------    ------------    ------------     ------------
  Net increase in net assets from series share
    transactions                                              $ 363,654,154    $ 59,634,053    $535,596,022     $185,439,942
                                                              -------------    ------------    ------------     ------------
      Total increase in net assets                            $ 251,227,969    $ 50,579,343    $430,577,857     $167,515,023
Net assets --
  At beginning of period                                        437,204,303      66,906,856     543,930,429       65,782,281
                                                              -------------    ------------    ------------     ------------
  At end of period                                            $ 688,432,272    $117,486,199    $974,508,286     $233,297,304
                                                              =============    ============    ============     ============
Accumulated undistributed net investment income included
  in net assets at end of period                              $          --    $    810,313    $    953,079     $         --
                                                              =============    ============    ============     ============

                                                              RESEARCH
                                                               GROWTH        RESEARCH      STRATEGIC
                                                             AND INCOME   INTERNATIONAL     GROWTH        TECHNOLOGY     VALUE
                                                               SERIES         SERIES        SERIES          SERIES*      SERIES
                                                             -----------  -------------  ------------    -----------  ------------
Increase (decrease) in net assets:
From operations --
  Net investment income (loss)                               $   427,307   $   742,918   $    (29,535)   $     6,272  $  1,086,452
  Net realized gain (loss) on investments and foreign
    currency transactions                                      1,961,958     1,039,110           (346)    (4,199,485)    6,027,889
  Net unrealized gain (loss) on investments and foreign
    currency translation                                         127,131    (6,980,677)   (12,347,685)    (3,363,864)   13,552,510
                                                             -----------   -----------   ------------    -----------  ------------
    Increase (decrease) in net assets from operations        $ 2,516,396   $(5,198,649)  $(12,377,566)   $(7,557,077) $ 20,666,851
                                                             -----------   -----------   ------------    -----------  ------------
Distributions declared to shareholders --
  From net investment income                                 $  (372,524)  $    (2,362)  $    (16,241)   $        --  $   (302,108)
  From net realized gain on investments and foreign
    currency transactions                                     (1,093,642)   (2,214,427)       (10,880)            --      (247,579)
                                                             -----------   -----------   ------------    -----------  ------------
      Total distributions declared to shareholders           $(1,466,166)  $(2,216,789)  $    (27,121)   $        --  $   (549,687)
                                                             -----------   -----------   ------------    -----------  ------------
Net increase in net assets from series share transactions    $12,819,631   $60,210,248   $ 90,069,385    $39,464,209  $ 62,932,166
                                                             -----------   -----------   ------------    -----------  ------------
      Total increase in net assets                           $13,869,861   $52,794,810   $ 77,664,698    $31,907,132  $ 83,049,330
Net assets --
  At beginning of period                                      79,091,568    30,149,966      9,158,159             --    41,171,505
                                                             -----------   -----------   ------------    -----------  ------------
  At end of period                                           $92,961,429   $82,944,776   $ 86,822,857    $31,907,132  $124,220,835
                                                             ===========   ===========   ============    ===========  ============
Accumulated undistributed net investment income included
 in net assets at end of period                              $   405,146   $   697,629   $         --    $     5,845  $  1,071,065
                                                             ===========   ===========   ============    ===========  ============

*For the period from the commencement of the series' investment operations, June
 16, 2000, through December 31, 2000.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
FINANCIAL HIGHLIGHTS

                                                                                 CAPITAL OPPORTUNITIES SERIES
                                                         -------------------------------------------------------------------------
                                                                                    YEAR ENDED DECEMBER 31,
                                                         -------------------------------------------------------------------------
INITIAL CLASS                                                  2001        2000           1999               1998          1997
                                                             --------     -------        --------          --------     ---------
Per share data (for a share outstanding throughout each
  period):
Net asset value -- beginning of period                       $  20.71    $  24.51        $  16.98          $  13.93     $    11.01
                                                             --------    --------        --------          --------     ----------
Income from investment operations# --
  Net investment income Section                              $   0.01    $     --+*+*+*  $     --+*+*+*    $   0.05     $     0.15
  Net realized and unrealized gain (loss) on investments
    and foreign currency                                        (4.66)      (0.96)           7.96              3.66           2.87
                                                             --------    --------        --------          --------     ----------
      Total from investment operations                       $  (4.65)   $  (0.96)       $   7.96          $   3.71     $     3.02
                                                             --------    --------        --------          --------     ----------

Less distributions declared to shareholders --
  From net investment income                                 $     --    $     --        $  (0.04)         $  (0.06)    $    (0.02)
  From net realized gain on investments and foreign
    currency transactions                                       (2.64)      (2.84)          (0.39)            (0.60)         (0.08)
  In excess of net realized gain on investments and
    foreign currency transactions                               (0.09)         --              --                --             --
                                                             --------    --------        --------          --------     ----------
      Total distributions declared to shareholders           $  (2.73)   $  (2.84)       $  (0.43)         $  (0.66)    $    (0.10)
                                                             --------    --------        --------          --------     ----------
Net asset value -- end of period                             $  13.33    $  20.71        $  24.51          $  16.98     $    13.93
                                                             ========    ========        ========          ========     ==========
Total return+*                                                 (24.93)%     (4.88)%         47.65%            26.97%         27.57%
Ratios (to average net assets)/Supplemental
  data Section:
  Expenses##                                                     0.79%       0.79%           0.84%             0.86%          0.77%
  Net investment income (loss)                                   0.05%      (0.01)%          0.02%             0.31%          1.15%
Portfolio turnover                                                109%        117%            145%              135%           129%
Net assets at end of period (000 Omitted)                    $501,269    $688,432        $437,204          $190,712     $   87,744

Section The investment adviser voluntarily waived a portion of its fee for the Capital Opportunities
          Series for certain of the periods indicated. In addition, the investment adviser agreed to maintain the expenses of the Capital
          Opportunities Series at not more than 1.00% of average daily net assets for certain of the periods indicated. If this fee had been incurred by the series and to the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                                                                   $     0.13
Ratios (to average net assets):
  Expenses##                                                                                                                  0.90%
  Net investment income                                                                                                       1.03%

                                                                          CAPITAL OPPORTUNITIES SERIES
                                                                          ------------------------------
                                                                                 PERIOD ENDED
SERVICE CLASS                                                                 DECEMBER 31, 2001*
                                                                          ------------------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                              $    13.93
                                                                                    ----------
Income from investment operations# --
  Net investment loss                                                               $    (0.01)
  Net realized and unrealized loss on investments and foreign currency                   (0.61)
                                                                                    ----------
      Total from investment operations                                              $    (0.62)
                                                                                    ----------
Net asset value -- end of period                                                    $    13.31
                                                                                    ==========

Total return+*                                                                           (4.45)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                              1.04%+
  Net investment loss                                                                    (0.24)%+
Portfolio turnover                                                                         109%
Net assets at end of period (000 Omitted)                                           $    6,732

     * For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
     +    Annualized.
    ++    Not annualized.
+*+*+*    Per share  amount was less than $0.01.
     #    Per share data are based on average shares outstanding.
    ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
    +* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                           INTERNATIONAL GROWTH SERIES
                                                                                     ---------------------------------------
                                                                                              YEAR ENDED DECEMBER 31,
                                                                                     ---------------------------------------
INITIAL CLASS                                                                            2001            2000         1999
                                                                                     -----------     ----------    ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                               $     11.84     $    13.10    $    9.73
                                                                                     -----------     ----------    ---------
Income from investment operations# --
  Net investment income (Section)                                                    $      0.06     $     0.12    $    0.06
  Net realized and unrealized gain (loss) on investments and foreign currency              (1.89)         (1.13)        3.36
                                                                                     -----------     ----------    ---------
      Total from investment operations                                               $     (1.83)    $    (1.01)   $    3.42
                                                                                     -----------     ----------    ---------
Less distributions declared to shareholders --
  From net investment income                                                         $     (0.07)    $    (0.04)   $   (0.06)
  From net realized gain on investments and foreign currency transactions                  (0.42)         (0.21)          --
  In excess of net realized gain on investments and foreign currency  transactions         (0.02)            --           --
                                                                                     -----------     ----------    ---------
      Total distributions declared to shareholders                                   $     (0.51)    $    (0.25)   $   (0.06)
                                                                                     -----------     ----------    ---------
Net asset value -- end of period                                                     $      9.50     $    11.84    $   13.10
                                                                                     ===========     ==========    =========
Total return+*                                                                            (15.91)%        (7.80)%      35.24%
Ratios (to average net assets)/Supplemental data (Section):
  Expenses##                                                                                1.23%          1.24%        1.23%
  Net investment income                                                                     0.58%          0.94%        0.59%
Portfolio turnover                                                                           108%            71%          88%
Net assets at end of period (000 Omitted)                                            $   118,286     $  117,486    $  66,907

                                                                                       INTERNATIONAL GROWTH SERIES
                                                                                     ------------------------------
                                                                                         YEAR ENDED DECEMBER 31,
                                                                                     ------------------------------
INITIAL CLASS                                                                                1998        1997
                                                                                           -------    --------
Per share data (for a share outstanding throughout each period):
Net asset value--beginning of period                                                       $   9.65    $   9.82
                                                                                           --------    --------
Income from investment operations# --
  Net investment income (Section)                                                          $   0.08    $   0.12
  Net realized and unrealized gain (loss) on investments and foreign currency                  0.11       (0.27)
                                                                                           --------    --------
      Total from investment operations                                                     $   0.19    $  (0.15)
                                                                                           --------    --------
Less distributions declared to shareholders --
  From net investment income                                                               $  (0.11)   $  (0.02)
  From net realized gain on investments and foreign currency transactions                        --          --
  In excess of net realized gain on investments and foreign currency  transactions               --          --
                                                                                           --------    --------
      Total distributions declared to shareholders                                         $  (0.11)   $  (0.02)
                                                                                           --------    --------
Net asset value -- end of period                                                           $   9.73    $   9.65
                                                                                           ========    ========
Total return+*                                                                                 1.94%      (1.64)%
Ratios (to average net assets)/Supplemental data (Section):
  Expenses##                                                                                   1.32%       1.11%
  Net investment income                                                                        0.86%       1.23%
Portfolio turnover                                                                               77%        261%
Net assets at end of period (000 Omitted)                                                  $ 35,681    $ 23,401

(Section) The investment adviser agreed to maintain the expenses of the International Growth Series at not more than 1.50% of average daily net assets for certain of the periods indicated. In addition, the investment adviser voluntarily waived all or a portion of its fee for the International Growth Series for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and the ratios would have been:

Net investment income                                                                                  $   0.10
Ratios (to average net assets):
  Expenses##                                                                                               1.28%
  Net investment income                                                                                    1.06%

                                                                 INTERNATIONAL GROWTH SERIES
                                                                 ---------------------------
                                                                        PERIOD ENDED
SERVICE CLASS                                                        DECEMBER 31, 2001*
                                                                     ------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                     $     9.94
                                                                           ----------
Income from investment operations# --
  Net investment loss                                                      $    (0.02)
  Net realized and unrealized loss on investments and foreign currency          (0.43)
                                                                           ----------
      Total from investment operations                                     $    (0.45)
                                                                           ----------
Net asset value -- end of period                                           $     9.49
                                                                           ==========
Total return+*                                                                  (4.53)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     1.49%+
  Net investment loss                                                           (0.59)%+
Portfolio turnover                                                                108%
Net assets at end of period (000 Omitted)                                  $    3,107

* For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+  Annualized.
++ Not annualized.
#  Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                     MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                                   -----------------------------------------------
                                                                                                                         PERIOD
                                                                                            YEAR ENDED DECEMBER 31,       ENDED
                                                                                   -----------------------------------  DECEMBER 31,
INITIAL CLASS                                                                          2001         2000        1999       1998*
                                                                                   ----------   ----------   ---------   --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                             $    14.51   $    16.13   $   12.08   $  10.00
                                                                                   ----------   ----------   ---------   --------
Income from investment operations# --
  Net investment income                                                            $     0.01   $     0.02   $    0.03   $     --+++
  Net realized and unrealized gain(loss) on investments and foreign currency
    transactions                                                                        (3.46)       (0.97)       4.22       2.08
                                                                                   ----------   ----------   ---------   --------
      Total from investment operations                                             $    (3.45)  $    (0.95)  $    4.25   $   2.08
                                                                                   ----------   ----------   ---------   --------
Less distributions declared to shareholders --
  From net investment income                                                       $    (0.01)  $    (0.01)  $      --   $     --
  From net realized gain on investments and foreign currency transactions               (0.15)       (0.66)      (0.20)        --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                        (1.20)          --          --         --
                                                                                   ----------   ----------   ---------   --------
      Total distributions declared to shareholders                                 $    (1.36)  $    (0.67)  $   (0.20)  $     --
                                                                                   ----------   ----------   ---------   --------
Net asset value -- end of period                                                   $     9.70   $    14.51   $   16.13   $  12.08
                                                                                   ==========   ==========   =========   ========
Total return+*                                                                        (24.91)%      (6.09)%      35.80%     20.70%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                             0.82%        0.81%       0.83%      0.97%+
  Net investment income                                                                  0.12%        0.14%       0.25%        --
Portfolio turnover                                                                        289%         250%        147%        66%
Net assets at end of period (000 omitted)                                          $  797,118   $  974,508   $ 543,930   $ 81,237

                                                                                      MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                                      -------------------------------------------
                                                                                                      PERIOD ENDED
SERVICE CLASS                                                                                      DECEMBER 31, 2001**
                                                                                                   -------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                                                  $     9.89
                                                                                                        ----------
Income from investment operations# --
  Net investment loss                                                                                   $    (0.01)
  Net realized and unrealized gain on investments and foreign currency transactions                          (0.18)
                                                                                                        ----------
      Total from investment operations                                                                  $    (0.19)
                                                                                                        ----------
Net asset value -- end of period                                                                        $     9.70
                                                                                                        ==========
Total return+*                                                                                               (1.92)%++
Ratios (to average net assets)/Supplemental data:
            Expenses##                                                                                        1.07%+
  Net investment loss                                                                                        (0.24)+
Portfolio turnover                                                                                             289%
Net assets at end of period (000 omitted)                                                               $   17,312

  * For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
 ** For the period from the inception of Service Class Shares, August 24, 2001, through December 31, 2001.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $0.01.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
 +* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion if these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                               NEW DISCOVERY SERIES
                                                                                    --------------------------------------------
                                                                                                                         PERIOD
                                                                                            YEAR ENDED DECEMBER 31,       ENDED
                                                                                    ---------------------------------- DECEMBER 31,
INITIAL CLASS                                                                          2001        2000         1999      1998*
                                                                                    ----------   ---------   ---------   -------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $    15.98   $   16.89   $   10.62   $ 10.00
                                                                                    ----------   ---------   ---------   -------
Income from investment operations# --
  Net investment loss (Section)                                                     $    (0.07)  $   (0.07)  $   (0.08)  $ (0.03)
  Net realized and unrealized gain (loss) on investments and foreign currency
    transactions                                                                         (0.71)       0.15        6.42      0.65
                                                                                    ----------   ---------   ---------   -------
      Total from investment operations                                              $    (0.78)  $    0.08   $    6.34   $  0.62
                                                                                    ----------   ---------   ---------   -------
Less distributions declared to shareholders --
  From net realized gain on investments and foreign currency transactions           $    (0.97)  $   (0.99)  $   (0.07)  $    --
                                                                                    ----------   ---------   ---------   -------
  In excess of net realized gain on investments and foreign currency transactions        (0.13)         --          --        --
                                                                                    ----------   ---------   ---------   -------
      Total distributions declared to shareholders                                  $    (1.10)  $   (0.99)  $   (0.07)  $    --
                                                                                    ----------   ---------   ---------   -------
Net asset value -- end of period                                                    $    14.10   $   15.98   $   16.89   $ 10.62
                                                                                    ==========   =========   =========   ========
Total return+*                                                                           (5.12)%      0.34%      60.25%     6.20%++
Ratios (to average net assets)/Supplemental data (Section):
  Expenses##                                                                              0.97%       0.99%       1.06%     1.28%+
  Net investment loss                                                                    (0.49)%     (0.43)%     (0.65)%   (0.44)%+
Portfolio turnover                                                                          64%         74%        149%       69%
Net assets at end of period (000 Omitted)                                           $  277,090   $ 233,297   $  65,782   $13,280

(Section) The investment adviser voluntarily agreed to maintain the expenses of the New Discovery Series, exclusive of management fees, at not more than 0.35% of average daily net assets, for certain of the periods indicated.
        If these fees had been incurred and/or to the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                                                                      $ (0.05)
Ratios (to average net assets)
  Expenses##                                                                                                                1.60%+
  Net investment loss                                                                                                      (0.76)%+

                                                                                  NEW DISCOVERY SERIES
                                                                                  --------------------
                                                                                      PERIOD ENDED
SERVICE CLASS                                                                      DECEMBER 31, 2001**
                                                                                   -------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                                  $    13.55
                                                                                        ----------
Income from investment operations# --
  Net investment loss                                                                   $    (0.04)
  Net realized and unrealized gain on investments and foreign currency transactions           0.57
                                                                                        ----------
      Total from investment operations                                                  $     0.53
                                                                                        ----------
Net asset value -- end of period                                                        $    14.08
                                                                                        ==========
Total return+*                                                                               3.91%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                 1.22%+
  Net investment loss                                                                      (0.90)%+
Portfolio turnover                                                                             64%
Net assets, end of period (000 Omitted)                                                 $   10,085

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+       Annualized
++      Not annualized.
#       Per share data is based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            RESEARCH GROWTH AND INCOME SERIES
                                                                                    --------------------------------------------

                                                                                                YEAR ENDED DECEMBER 31,
                                                                                    ---------------------------------------
INITIAL CLASS                                                                          2001        2000        1999       1998
                                                                                    ----------   ---------   --------   --------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                              $    14.62   $   14.44   $  13.39   $  11.02
                                                                                    ----------   ---------   --------   --------
Income from investment operations# --
  Net investment income (Section)                                                   $     0.09   $    0.07   $   0.09   $   0.12
  Net realized and unrealized gain (loss) on investments and foreign currency            (1.67)       0.37       1.01       2.31
                                                                                    ----------   ---------   --------   --------
      Total from investment operations                                              $    (1.58)  $    0.44   $   1.10   $   2.43
                                                                                    ----------   ---------   --------   --------
Less distributions declared to shareholders --
  From net investment income                                                        $    (0.06)  $   (0.07)  $  (0.05)  $  (0.01)
  From net realized gain on investments and foreign currency transactions                (0.25)      (0.19)        --      (0.05)
  In excess of net realized gain on investments and foreign currency transactions        (0.03)         --         --         --
                                                                                    ----------   ---------   --------   --------
      Total distributions declared to shareholders                                  $    (0.34)  $    0.26   $  (0.05)  $  (0.06)
                                                                                    ----------   ---------   --------   --------
Net asset value -- end of period                                                    $    12.70   $   14.62   $  14.44   $  13.39
                                                                                    ==========   =========   ========   ========
Total return+*                                                                          (10.91)%      3.09%      8.21%     22.13%
Ratios (to average net assets)/Supplemental data (Section)
  Expenses##                                                                              0.87%       0.88%      0.86%      0.95%
  Net investment income                                                                   0.66%       0.50%      0.63%      0.96%
Portfolio turnover                                                                          84%         75%        73%       122%
Net assets at end of period (000 omitted)                                           $   95,414   $  92,961   $ 79,092   $ 39,152

                                                                                 RESEARCH GROWTH AND INCOME SERIES
                                                                                 ---------------------------------
                                                                                            PERIOD ENDED
                                                                                            DECEMBER 31,
INITIAL CLASS                                                                                  1997*
                                                                                             ---------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                                       $   10.00
                                                                                             ---------
Income from investment operations#--
  Net investment income (Section)                                                            $    0.08
  Net realized and unrealized gain (loss) on investments and foreign currency                     0.94
                                                                                             ---------
      Total from investment operations                                                       $    1.02
                                                                                             ---------
Less distributions declared to shareholders --
  From net investment income                                                                 $      --
  From net realized gain on investments and foreign currency transactions                           --
  In excess of net realized gain on investments and foreign currency transactions                   --
                                                                                             ---------
      Total distributions declared to shareholders                                           $      --
                                                                                             ---------
Net asset value -- end of period                                                             $   11.02
                                                                                             =========
Total return+*                                                                                   10.20%++
Ratios (to average net assets)/Supplemental data (Section)
  Expenses##                                                                                      1.54%+
  Net investment income                                                                           1.19%+
Portfolio turnover                                                                                  29%
Net assets at end of period (000 omitted)                                                    $   6,540

(Section) The investment adviser agreed to maintain the expenses of the Research
        Growth and Income Series at not more than 1.50% of average daily net assets for the period indicated. To the extent actual expenses were over this limitation, the net investment income per share and the ratios would have been:

Net investment income                                                                        $   0.06
Ratios (to average net assets):
  Expenses##                                                                                     1.83%+
  Net investment income                                                                          0.84%+

                                                               RESEARCH GROWTH AND INCOME SERIES
                                                               ---------------------------------
                                                                         PERIOD ENDED
SERVICE CLASS                                                         DECEMBER 31, 2001**
                                                                      -------------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                     $    12.79
                                                                           ----------
Income from investment operations# --
  Net investment income                                                    $     0.01
  Net realized and unrealized gain on investments and foreign currency          (0.11)+++
                                                                           ----------
      Total from investment operations                                     $    (0.10)
                                                                           ----------
Net asset value -- end of period                                           $    12.69
                                                                           ==========
Total return+*                                                                  (0.79)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                     1.12%
  Net investment income                                                          0.19%
Portfolio turnover                                                                 84%
Net assets at end of period (000 omitted)                                  $    3,155

* For the period from the commencement of the Series' investment operations, May 13, 1997, through December 31, 1997.
** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+       Annualized.
++      Not annualized.
+++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
#       Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                     RESEARCH INTERNATIONAL SERIES
                                                                                -------------------------------------------
                                                                                                                     PERIOD
                                                                                                                     ENDED
                                                                                      YEAR ENDED DECEMBER 31,     DECEMBER 31,
                                                                                ---------------------------------
INITIAL CLASS                                                                      2001        2000         1999       1998*
                                                                                ---------   ---------    ---------    -------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                          $   12.70   $   14.59    $    9.42    $ 10.00
                                                                                ---------   ---------    ---------    -------
Income from investment operations# --
  Net investment income (Section)                                               $    0.04   $    0.19    $    0.03    $    --+++
  Net realized and unrealized gain (loss) on investments and foreign currency       (2.27)      (1.30)        5.14      (0.58)
                                                                                ---------   ---------    ---------    -------
      Total from investment operations                                          $   (2.23)  $   (1.11)   $    5.17    $ (0.58)
                                                                                ---------   ---------    ---------    -------
Less distributions declared to shareholders --
  From net investment income                                                    $   (0.09)  $      --+++ $      --+++ $    --
  From net realized gain on investments and
  foreign currency transactions                                                     (0.12)      (0.78)          --         --
  In excess of net realized gain on investments and foreign currency
    transactions                                                                    (0.04)         --           --         --
                                                                                ---------   ---------    ---------    -------
      Total distributions declared to shareholders                              $   (0.25)  $   (0.78)   $      --    $    --
                                                                                ---------   ---------    ---------    -------
Net asset value -- end of period                                                $   10.22   $   12.70    $   14.59    $  9.42
                                                                                =========   =========    =========    =======
Total return+*                                                                   (17.76)%     (7.95)%       54.94%    (5.80)%++
Ratios (to average net assets)/Supplemental data (Section):
  Expenses##                                                                        1.26%       1.28%        1.50%      1.55%+
  Net investment income                                                             0.36%       1.43%        0.28%      0.07%+
Portfolio turnover                                                                   145%        110%         164%        59%
Net assets at end of period (000 Omitted)                                       $  80,738   $  82,945    $  30,150    $ 3,519

(Section) The investment adviser agreed to maintain the expenses of the Research
        International Series at not more than 1.50% of average net assets for the periods indicated. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net investment loss                                                                                                   $ (0.13)
Ratios (to average net assets):
  Expenses                                                                                                               3.86%+
  Net investment loss                                                                                                   (2.24)%+

                                                                                     PERIOD ENDED
SERVICE CLASS                                                                     DECEMBER 31, 2001**
                                                                                  -----------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                                  $    10.81
                                                                                        ----------
Income from investment operations# --
  Net investment loss                                                                   $    (0.03)
  Net realized and unrealized loss on
  investments and foreign currency                                                           (0.57)
                                                                                        ----------
      Total from investment operations                                                  $    (0.60)
                                                                                        ----------
Net asset value -- end of period                                                        $    10.21
                                                                                        ==========
Total return+*                                                                               (5.55)%++
Ratios (to average net assets)/Supplemental data:

  Expenses##                                                                                  1.51%+
  Net investment income                                                                      (0.81)%+
Portfolio turnover                                                                             145%
Net assets at end of period (000 Omitted)                                               $    2,537

* For the period from the commencement of the series' investment operations, May 6, 1998, through December 31, 1998.
** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
+       Annualized.
++      Not annualized.
+++     Per share amount was less than $0.01.
#       Per share data are based on average shares outstanding.
## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
+* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                            STRATEGIC GROWTH SERIES
                                                                                 ---------------------------------------------
INITIAL CLASS                                                                    YEAR ENDED     DECEMBER 31,      PERIOD ENDED
                                                                                 ---------------------------      December 31,
Per share data (for a share outstanding throughout each period):                   2001             2000              1999*
                                                                                 ----------     -----------       ------------
Net asset value -- beginning of period                                           $    10.91     $     12.13            $ 10.00
                                                                                 ----------     -----------            -------
Income from investment operations# --
  Net investment income (loss) (Section)                                         $    (0.01)    $     (0.01)           $  0.06
  Net realized and unrealized gain (loss) on investments and foreign currency         (2.65)          (1.20)              1.61
                                                                                 ----------     -----------            -------
      Total from investment operations                                           $    (2.66)    $     (1.21)           $  1.67
                                                                                 ----------     -----------            -------
Less distributions declared to shareholders --
  From net investment income                                                     $       --     $     (0.01)           $    --
  From net realized gain on investments and foreign currency transactions             (0.20)          (0.00)+++             --
                                                                                 ----------     -----------            -------
      Total distribution declared to shareholders                                $    (0.20)    $    (0.01)            $    --
                                                                                 ----------     -----------            -------
      Capital contribution by investment adviser                                 $    --        $       --             $  0.46
                                                                                 ----------     -----------            -------
Net asset value -- end of period                                                 $     8.05     $     10.91            $ 12.13
                                                                                 ==========     ===========            =======
Total return+*                                                                       (24.65)%         (9.99)%            21.30%++**
Ratios (to average net assets)/Supplemental data (Section):
  Expenses##                                                                           0.86%           0.94%              1.00%+
  Net investment income (loss)                                                        (0.11)%         (0.06)%             2.61%+
Portfolio turnover                                                                      123%             86%                 4%
Net assets at end of period (000 omitted)                                        $   74,471     $    86,823            $ 9,158

(Section) The investment adviser agreed to maintain the expenses of the Strategic Growth Series, exclusive of management fees, at not more than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

Net Investment loss                                                                                                    $ (0.01)
Ratios (to average net assets)
  Expenses##                                                                                                              4.01%+
  Net investment loss                                                                                                    (0.40)%+

                                                                                              STRATEGIC GROWTH SERIES
                                                                                              -----------------------
                                                                                                   PERIOD ENDED
                                                                                               DECEMBER 31, 2001***
                                                                                              -----------------------
SERVICE CLASS
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                                               $     8.21
                                                                                                     ----------
Income from investment operations# --
  Net investment loss                                                                                $    (0.01)
  Net realized and unrealized loss on investments and foreign currency                                    (0.15)++++
      Total from investment operations                                                               $    (0.16)
                                                                                                     ----------
Net asset value -- end of period                                                                     $     8.05
                                                                                                     ==========
Total return+*                                                                                            (1.95)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                               1.11%
  Net investment loss                                                                                     (0.27)%
Portfolio turnover                                                                                          123%
Net assets at end of period (000 omitted)                                                            $    1,989

      * For the period from the commencement of the series' investment operations, October 29, 1999, through December 31, 1999.
     ** The investment adviser voluntarily agreed to make a capital contribution of $126,028 to the Strategic Growth Series in order to equate the series total return for the period to that of another MFS fund with the same portfolio manager and investment objective. To the extent the investment adviser had not made this capital contribution, the total return of the series would have been 10.16%.
   *** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001
     +    Annualized.
    ++    Not annualized.
   +++    Per share amount was less than $0.01.
 +++++ The per share amount is not in accordance with net realized and unrealized gain/loss for the period because of the timing of sales of series shares, and the amount of per share realized and unrealized gains and losses at such time.
    #     Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
   +* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                      TECHNOLOGY SERIES
                                                                                  -------------------------
                                                                                   YEAR ENDED DECEMBER 31,
                                                                                  -------------------------
                                                                                     2001           2000*
                                                                                  -----------   -----------
INITIAL CLASS
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                             $     8.52     $   10.00
                                                                                   ----------     ---------

Income from investment operations# --
  Net investment income (loss)(Section)                                            $    (0.02)    $    0.01
  Net realized and unrealized loss on investments and foreign currency                  (3.28)        (1.49)
                                                                                   ----------     ---------
      Total from investment operations                                             $    (3.30)    $   (1.48)
                                                                                   ----------     ---------

Less distributions declared to shareholders --
  From net investment income                                                       $       --+++  $      --
  In excess of net investment income                                                       --+++         --
                                                                                   ----------     ---------
      Total distributions declared to shareholders                                 $       --+++  $      --
                                                                                   ----------     ---------
Net asset value -- end of period                                                   $     5.22     $    8.52
                                                                                   ==========     =========

Total return+*                                                                         (38.87)%      (14.60)%++
Ratios (to average net assets)/Supplemental data(Section):
  Expenses##                                                                             0.90%         1.02%+
  Net investment income (loss)                                                          (0.39)%        0.09%+
Portfolio turnover                                                                        310%          271%
Net assets at end of period (000 Omitted)                                          $   33,855     $  31,907

(Section) The investment adviser agreed to maintain the expenses of the Technology Series exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment loss                                                                               $      --+++
Ratios (to average net assets):
  Expenses##                                                                                           1.16%+
  Net investment loss                                                                                 (0.05)%+

                                                                                         TECHNOLOGY SERIES
                                                                                        -------------------
SERVICE CLASS                                                                              PERIOD ENDED
Per share data (for a share outstanding throughout the period):                         DECEMBER 31, 2001**
                                                                                        -------------------
Net asset value -- beginning of period                                                     $     5.32

Income from investment operations# --
  Net investment loss                                                                      $    (0.02)
  Net realized and unrealized loss on
  investments and foreign currency                                                              (0.08)
                                                                                           -----------
      Total from investment operations                                                     $    (0.10)
                                                                                           -----------
Net asset value -- end of period                                                           $     5.22
                                                                                           ===========
Total return+*                                                                                  (1.88)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                     1.15%+
  Net investment loss                                                                            0.90)%+
Portfolio turnover                                                                                310%
Net assets at end of period (000 Omitted)                                                  $      947

    * For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.
   ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
    +     Annualized.
   ++     Not annualized.
  +++     Per share amount was less than $0.01
    #     Per share data are based on average shares outstanding.
   ## Ratios do not reflect reductions from directed brokerage and certain expense offset arrangements.
   +* The total return information shown above does not reflect expenses that apply to the separate accounts established by Sun Life of Canada (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

                                                                                                 VALUE SERIES
                                                                             ------------------------------------------------

                                                                                                                   PERIOD
                                                                                  YEAR ENDED DECEMBER 31,           ENDED
                                                                             ----------------------------------- December 31,
INITIAL CLASS                                                                    2001        2000        1999        1998*
                                                                             ---------    ---------    --------- ------------
Per share data (for a share outstanding throughout each period):
Net asset value -- beginning of period                                      $    14.45    $   11.21    $   10.50      $ 10.00
                                                                            ----------    ---------    ---------      -------
Income from investment operations# --
  Net investment income(Section)                                            $     0.17    $    0.20    $    0.20      $  0.14
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions                                (0.55)        3.16         0.54         0.36
                                                                            ----------    ---------    ---------      -------
      Total from investment operations                                      $    (0.38)   $    3.36    $    0.74      $  0.50
                                                                            ----------    ---------    ---------      -------
Less distributions declared to shareholders
  From net investment income                                                $    (0.75)   $   (0.07)   $   (0.03)     $    --
  From net realized gain on investments and
      foreign currency transactions                                              (0.42)       (0.05)          --           --
  In excess of net realized gain on investments and
      foreign currency transactions                                              (0.02)          --           --      $    --
                                                                            ----------    ---------    ---------      -------
      Total distributions declared to shareholders                          $    (1.19)   $   (0.12)   $   (0.03)     $    --
                                                                            ----------    ---------    ---------      -------
Net asset value -- end of period                                            $    12.88    $   14.45    $   11.21      $ 10.50
                                                                            ==========    =========    =========      =======
Total return+*                                                                   (7.46)%      30.25%        7.05%        5.00%++
Ratios (to average net assets)/Supplemental data (Section):
  Expenses##                                                                      0.85%        0.87%        1.01%        1.03%+
  Net investment income                                                           1.31%        1.66%        1.81%        2.16%+
Portfolio turnover                                                                  63%          85%          76%         101%
Net assets at end of period (000 Omitted)                                   $  288,239    $ 124,221    $  41,172      $ 8,493

(Section) The investment adviser agreed to maintain the expenses of the Values Series, exclusive of management fees, at not more than 0.25% of average daily net assets for certain of the periods indicated. If these fees had been incurred and/or to the extent actual expenses were over these limitations, the net investment income per share and ratios would have been:

Net investment income                                                                                                 $  0.11
Ratios (to average net assets)
  Expenses##                                                                                                             1.51%
  Net investment income                                                                                                  1.68%

                                                                                        VALUE SERIES
                                                                                        ------------
                                                                                        PERIOD ENDED
                                                                                        DECEMBER 31,
                                                                                           2001**
SERVICE CLASS                                                                          ------------
Per share data (for a share outstanding throughout the period):
Net asset value -- beginning of period                                                  $     13.12
                                                                                        -----------
Income from investment operations# --
  Net investment income                                                                 $      0.05
  Net realized and unrealized loss on
       investments and foreign currency transactions                                          (0.31)
                                                                                        -----------
      Total from investment operations                                                  $     (0.26)
                                                                                        -----------
Net asset value -- end of period                                                        $     12.86
                                                                                        ===========
Total return+*                                                                                (1.98)%++
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                                   1.11%+
  Net investment income                                                                        1.00%+
Portfolio turnover                                                                               63%
Net assets at end of period (000 Omitted)                                               $    16,481

    * For the period from the commencement of the series' investment operations, May 6, 1998 through December 31, 1998.
   ** For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
    +     Annualized.
   ++     Not annualized.
    #     Per share data are based on average shares outstanding.
   ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
   +* The total return information shown above does not reflect expenses that apply to the separate account established by Sun Life (U.S.) and Sun Life (N.Y.). Inclusion of these charges would reduce the total return figures for all periods shown.

                       See notes to financial statements.

MFS/SUN LIFE SERIES TRUST
NOTES TO FINANCIAL STATEMENTS

(1) BUSINESS AND ORGANIZATION
The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company consisting of thirty-one separate series (the series) of shares: Bond Series, Capital Appreciation Series, Capital Opportunities Series*, Emerging Growth Series, Emerging Markets Equity Series, Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series, Government Securities Series, High Yield Series, International Growth Series*, International Investors Trust Series, International New Discovery Series, Managed Sectors Series, Massachusetts Investors Growth Stock Series*, Massachusetts Investors Trust Series, Mid Cap Growth Series, Money Market Series, New Discovery Series*, Research Series, Research Growth and Income Series*, Research International Series*, Strategic Growth Series*, Strategic Income Series, Technology Series*, Total Return Series, Utilities Series and Value Series*. All of these series are diversified except for the Global Asset Allocation Series, Global Governments Series, Global Growth Series, Global Health Sciences Series, Global Telecommunications Series, Global Total Return Series, High Yield Series, Managed Sectors Series, Mid Cap Growth Series, Strategic Income Series, and Utilities Series, which are non-diversified as that term is defined in the Investment Company Act of 1940, as amended. The Value Series was known as the Equity Income Series until its name was changed on May 1, 2001. Global Health Sciences Series and International New Discovery Series were not offered for sale as of December 31, 2001. The shares of each series are sold only to variable accounts established by Sun Life Assurance Company of Canada (U.S.) and Sun Life Insurance and Annuity Company of New York to fund benefits under variable contracts issued by such companies.

The series denoted with an asterisk above are included within these financial statements.

(2) SIGNIFICANT ACCOUNTING POLICIES
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The series can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the foreign currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each series may enter into repurchase agreements with institutions that the series' investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The series requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the series to obtain those securities in the event of a default under the repurchase agreement. The series monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the series under each such repurchase agreement. The series, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans - State Street Bank and Trust Company ("State Street") and Chase Manhattan Bank ("Chase"), as lending agents, may loan the securities of each series to certain qualified institutions (the "Borrowers") approved by each series. The loans are collateralized at all times by cash and/or U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street and Chase provides the series with indemnification against Borrower default. The series bears the risk of loss with respect to the investment of cash collateral.

Cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the series and the lending agents. On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the series and the lending agents. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At December 31, 2001, the value of securities loaned and the collateral on these loans were as follows:

                                                                                                         MASSACHUSETTS
                                                                        CAPITAL        INTERNATIONAL       INVESTORS
                                                                     OPPORTUNITIES        GROWTH         GROWTH STOCK
                                                                        SERIES            SERIES            SERIES
                   -----------------------------------------------------------------------------------------------------
                   Value of securities loaned                        $20,487,331      $ 9,955,879        $38,769,882
                   Collateralized by:
                     Cash                                            $21,406,152      $10,405,620        $40,322,679

                                                                                      RESEARCH GROWTH      RESEARCH
                                                                     NEW DISCOVERY      AND INCOME       INTERNATIONAL
                                                                        SERIES            SERIES            SERIES
                   -----------------------------------------------------------------------------------------------------
                   Value of securities loaned                        $28,420,577      $ 1,543,924        $ 6,430,937
                   Collateralized by:
                     Cash                                            $29,849,482      $ 1,642,230        $ 6,760,674

                                                                       STRATEGIC
                                                                        GROWTH          TECHNOLOGY           VALUE
                                                                        SERIES            SERIES            SERIES
                   -----------------------------------------------------------------------------------------------------
                   Value of securities loaned                        $11,389,084      $ 5,248,388        $ 9,381,276
                   Collateralized by:
                     Cash                                            $11,859,466      $ 5,475,259        $ 9,686,700

                                                                                           CAPITAL OPPORTUNITIES SERIES
                                                                                       ---------------------------------
                                                                                                          IDENTIFIED
                                                                                                           COST AND
ISSUER                                                                                 SHARES               VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                        21,406,152            $21,406,152

                                                                                           INTERNATIONAL GROWTH SERIES
                                                                                       ---------------------------------
                                                                                                           IDENTIFIED
                                                                                                            COST AND
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                        10,405,620            $10,405,620

                                                                             MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                                                             -------------------------------------------
                                                                                                           IDENTIFIED
                                                                                                            COST AND
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                        40,322,679            $40,322,679

                                                                                              NEW DISCOVERY SERIES
                                                                                       ---------------------------------
                                                                                                           IDENTIFIED
                                                                                                            COST AND
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                        29,849,482            $29,849,482

                                                                                       RESEARCH GROWTH AND INCOME SERIES
                                                                                       ---------------------------------
                                                                                                           IDENTIFIED
                                                                                                            COST AND
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                         1,642,230            $ 1,642,230

                                                                                          RESEARCH INTERNATIONAL SERIES
                                                                                       ---------------------------------
                                                                                                           IDENTIFIED
                                                                                                            COST AND
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                         6,760,674            $ 6,760,674

                                                                                             STRATEGIC GROWTH SERIES
                                                                                       ---------------------------------
                                                                                                           IDENTIFIED
                                                                                                            COST AND
ISSUER                                                                                 SHARES                VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                        11,859,466            $11,859,466

                                       48

                                                                                             TECHNOLOGY SERIES
                                                                                 ---------------------------------------
                                                                                                              IDENTIFIED
                                                                                                               COST AND
ISSUER                                                                                 SHARES                    VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                           5,475,259             $ 5,475,259

                                                                                              VALUE SERIES
                                                                                 ---------------------------------------
                                                                                                              IDENTIFIED
                                                                                                               COST AND
ISSUER                                                                                 SHARES                   VALUE
------------------------------------------------------------------------------------------------------------------------
Navigator Securities Lending Prime Portfolio                                           9,686,700             $ 9,686,700

Short Sales - Certain series of the Trust may enter into short sales. A short sale transaction involves selling a security which the series does not own with the intent of purchasing it later at a lower price. The series will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the series must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the series may be required to pay in connection with a short sale. Whenever the series engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Each series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. The adoption of the Guide did not have a significant effect on the financial statements.

Fees Paid Indirectly - Each series' custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the series. During the period, each series' custodian fees were reduced under this arrangement as noted below. Each series has entered into a directed brokerage agreement, under which the broker will credit the series a portion of the commissions generated, to offset certain expenses of the series. For the period, each series' custodian fees were reduced under this agreement as noted below. These amounts are shown as a reduction of expenses on the Statements of Operations.

                                                                                            MASSACHUSETTS
                                                                    CAPITAL   INTERNATIONAL   INVESTORS
                                                                 OPPORTUNITIES   GROWTH     GROWTH STOCK  NEW DISCOVERY
                                                                    SERIES       SERIES        SERIES        SERIES
     ------------------------------------------------------------------------------------------------------------------
     Balance credits                                                $10,992       $  812      $ 57,100        $9,283
     Directed brokerage credits                                      22,656          270        11,651            --
                                                                    -------       ------      --------        ------
     Total                                                          $33,648       $1,082      $ 68,751        $9,283
                                                                    -------       ------      --------        ------


                                                    RESEARCH        RESEARCH     STRATEGIC
                                                GROWTH AND INCOME INTERNATIONAL   GROWTH      TECHNOLOGY      VALUE
                                                     SERIES          SERIES       SERIES        SERIES        SERIES
     ------------------------------------------------------------------------------------------------------------------
     Balance credits                                  $ 956          $ 1,209       $1,033      $     50        $2,382
     Directed brokerage credits                         264            2,064          252         2,725           861
                                                      -----          -------       ------      --------        ------
     Total                                            $1,220         $ 3,273       $1,285      $  2,775        $3,243
                                                      ------         -------       ------      --------        ------

Tax Matters and Distributions - Each series' policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each series distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. Common types of book and tax differences that could occur include differences in accounting for currency transactions, mortgage-backed securities, derivatives, real estate investment trusts, defaulted bonds, capital losses, and amortization and accretion on debt securities.

TAX BASIS COMPONENTS OF DIVIDENDS
The tax character of distributions paid for the years ended December 31, 2001 and December 31, 2000 was as follows:

                                                                                                          MASSACHUSETTS INVESTORS
                                      CAPITAL OPPORTUNITIES SERIES        INTERNATIONAL GROWTH SERIES       GROWTH STOCK SERIES
                                      ----------------------------  ---------------------------------  -----------------------------
                                               DECEMBER 31                       DECEMBER 31                    DECEMBER 31
                                      ----------------------------  ---------------------------------  -----------------------------
                                         2001             2000              2001              2000           2001           2000
------------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from:
  Ordinary income                     $ 51,746,366     $41,244,006  $     1,547,037    $      238,767  $  97,210,726    $ 28,237,047
  Long-term capital gain                42,160,088      19,488,973        4,102,872         1,340,602      2,407,215         924,241
                                      ------------     -----------  ---------------    --------------  -------------    ------------
  Total Distributions Paid            $ 93,906,454     $60,732,979  $     5,649,909    $    1,579,369  $  99,617,941    $ 29,161,288
                                      ------------     -----------  ---------------    --------------  -------------    ------------

                                          NEW DISCOVERY SERIES      RESEARCH GROWTH AND INCOME SERIES  RESEARCH INTERNATIONAL SERIES
                                      ----------------------------  ---------------------------------  -----------------------------
                                               DECEMBER 31                     DECEMBER 31                     DECEMBER 31
                                      ----------------------------  ---------------------------------  -----------------------------
                                         2001             2000          2001                 2000          2001            2000
------------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from:
  Ordinary income                     $ 15,638,687     $ 6,829,027  $       405,347    $      372,523  $   1,835,992    $  2,164,625
  Long-term capital gain                 3,061,718         367,906        2,070,796         1,093,641         87,899          52,164
                                      ------------     -----------  ---------------    --------------  -------------    ------------
  Total Distributions Paid            $ 18,700,305     $ 7,196,933  $     2,476,143    $    1,466,164  $   1,923,891    $  2,216,789
                                      ------------     -----------  ---------------    --------------  -------------    ------------

                                         STRATEGIC GROWTH SERIES             TECHNOLOGY SERIES                 VALUE SERIES
                                      ----------------------------  ---------------------------------  -----------------------------
                                               DECEMBER 31                      DECEMBER 31                     DECEMBER 31
                                      ----------------------------  ---------------------------------  -----------------------------
                                          2001            2000            2001              2000           2001            2000
------------------------------------------------------------------------------------------------------------------------------------
Distributions Paid from:
  Ordinary income                     $  1,835,913     $    27,121  $         5,866    $           --  $   4,899,364    $    509,572
  Long-term capital gain                     2,058              --               --                        2,362,197          40,115
                                      ------------     -----------  ---------------    --------------  -------------    ------------
  Total Distributions Paid            $  1,837,971     $    27,121  $         5,866    $           --  $   7,261,561    $    549,687
                                      ------------     -----------  ---------------    --------------  -------------    ------------

During the year ended December 31, 2001, the following amounts were reclassified due to the difference between book and tax accounting for currency transactions and net operating losses. These changes had no effect on the net assets or net asset value per share.

                                                                                                         MASSACHUSETTS
                                                               CAPITAL              INTERNATIONAL        INVESTORS
                                                               OPPORTUNITIES        GROWTH               GROWTH STOCK
                                                               SERIES               SERIES               SERIES
             ----------------------------------------------------------------------------------------------------------
             Increase (decrease):
             Paid-in capital                                   $          --        $          --        $           --
             Accumulated net realized loss on
               investments and foreign currency transactions           2,772               49,269                76,598
             Accumulated undistributed net investment
               income (loss)                                          (2,772)             (49,269)              (76,598)

                                                                                    RESEARCH             RESEARCH
                                                               NEW DISCOVERY        GROWTH AND INCOME    INTERNATIONAL
                                                               SERIES               SERIES               SERIES
             ----------------------------------------------------------------------------------------------------------
             Increase (decrease):
             Paid-in capital                                   $  (1,259,858)       $         183        $           --
             Accumulated net realized loss on
               investments and foreign currency transactions             318               24,809               104,172
             Accumulated undistributed net investment
               income (loss)                                       1,259,540              (24,992)             (104,172)

                                                               STRATEGIC
                                                               GROWTH               TECHNOLOGY           VALUE
                                                               SERIES               SERIES               SERIES
             ----------------------------------------------------------------------------------------------------------
             Increase (decrease):
             Paid-in capital                                   $     (87,895)       $    (133,716)       $           --
             Accumulated net realized loss on
               investments and foreign currency transactions             169                 (286)               25,764
             Accumulated undistributed net investment
               income (loss)                                          87,726              134,002               (25,764)

TAX BASIS COMPONENTS OF DISTRIBUTABLE EARNINGS
As of December 31, 2001, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                      MASSACHUSETTS
                                                                      CAPITAL        INTERNATIONAL      INVESTORS          NEW
                                                                   OPPORTUNITIES        GROWTH         GROWTH STOCK      DISCOVERY
                                                                      SERIES            SERIES            SERIES          SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                                      $     316,168     $     636,467    $     926,170    $        --
Capital loss carryforward                                           (198,109,622)      (16,675,334)    (173,983,426)    (34,114,578)
Unrealized gain (loss)                                               (37,713,894)       (3,925,472)    (173,113,385)    (38,552,549)

                                                RESEARCH GROWTH       RESEARCH         STRATEGIC
                                                   AND INCOME      INTERNATIONAL         GROWTH         TECHNOLOGY         VALUE
                                                     SERIES            SERIES            SERIES           SERIES           SERIES
-----------------------------------------------------------------------------------------------------------------------------------
Undistributed ordinary income                   $       598,940    $     199,906     $          --    $          --    $  2,785,212
Capital loss carryforward                            (5,795,760)     (16,088,195)      (33,666,653)     (21,075,734)     (4,596,960)
Unrealized gain (loss)                                1,532,188       (2,926,651)       (5,137,791)      (4,183,481)      4,479,466

At December 31, 2001, the following series, for federal income tax purposes, had capital loss carryforwards which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration.

                                                                                           YEAR OF EXPIRATION
                                                                                     -----------------------------
                                                                  TOTAL CARRYOVER        2008             2009
                   -----------------------------------------------------------------------------------------------
                   Capital Opportunities Series                    $198,109,622       $        --     $198,109,622
                   International Growth Series                       16,675,334                --       16,675,334
                   Massachusetts Investors Growth Stock Series      173,983,426                --      173,983,426
                   New Discovery Series                              34,114,578                --       34,114,578
                   Research Growth and Income Series                  5,795,760                --        5,795,760
                   Research International Series                     16,088,195                --       16,088,195
                   Strategic Growth Series                           33,666,533                --       33,666,533
                   Technology Series                                 21,075,734         1,559,010       19,516,724
                   Value Series                                       4,596,960                --        4,596,960

Multiple Classes of Shares of Beneficial Interest - Each series offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the series based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) TRANSACTIONS WITH AFFILIATES

Investment Adviser - Each series has an investment advisory agreement with Massachusetts Financial Services Company, an indirect subsidiary of Sun Life Assurance Company of Canada (U.S.), to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate based on a percentage of each series' average daily net assets. Management fees are as follows:

                                                                                                           MANAGEMENT
                                                                                                              FEE
                   --------------------------------------------------------------------------------------------------
                   Capital Opportunities Series                                                               0.75%*
                   International Growth Series                                                               0.975%*
                   Massachusetts Investors Growth Stock Series                                                0.75%*
                   New Discovery Series                                                                       0.90%
                   Research Growth and Income Series                                                          0.75%
                   Research International Series                                                              1.00%
                   Strategic Growth Series                                                                    0.75%
                   Technology Series                                                                          0.75%
                   Value Series                                                                               0.75%

----------
* The management fee for Capital Opportunities Series is 0.75% of the first $300 million of average net assets and 0.675% of the average net assets in excess of $300 million. The management fee for the International Growth Series is 0.975% of the first $500 million of average net assets and 0.925% of the average net assets in excess of $500 million. The investment adviser has voluntarily agreed to reduce the management fee of the Massachusetts Investors Growth Stock Series to 0.70% for average net assets in excess of $1 billion.

Each series pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the series, all of whom receive remuneration for their services to the series from MFS. Certain officers and Trustees of the series are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC).

Administrator - The series has an administrative services agreement with MFS to provide each series with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each series pays MFS an administrative fee at the following annual percentages of the series' average daily net assets:

                   First $2 billion                                                                         0.0175%
                   Next $2.5 billion                                                                        0.0130%
                   Next $2.5 billion                                                                        0.0005%
                   In excess of $7 billion                                                                  0.0000%

Distributor - The Trustees have adopted a distribution plan for the Service Class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The series' distribution plan provides that each series will pay up to 0.25% per annum of its average daily net assets attributable to Service Class shares to cover marketing and other fees to support the sale and distribution of Service Class shares. Fees incurred under the distribution plan during the period ended December 31, 2001 were 0.25% of average daily net assets attributable to Service Class shares on an annualized basis.

(4) PORTFOLIO SECURITIES
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                                                                MASSACHUSETTS
                                                              CAPITAL          INTERNATIONAL       INVESTORS
                                                            OPPORTUNITIES         GROWTH         GROWTH STOCK
                                                               SERIES             SERIES            SERIES
  -------------------------------------------------------------------------------------------------------------
  Purchases
  Investments (non-U.S. government securities)             $  619,232,457      $150,046,919     $2,523,802,517
                                                           ===============     =============    ===============
  Sales
  Investments (non-U.S. government securities)             $  617,363,436      $122,748,976     $2,344,431,950
                                                           ===============     =============    ===============

                                                                                  RESEARCH         RESEARCH
                                                            NEW DISCOVERY    GROWTH AND INCOME   INTERNATIONAL
                                                                SERIES             SERIES           SERIES
  -------------------------------------------------------------------------------------------------------------
  Purchases
  Investments (non-U.S. government Securities)             $  208,536,588      $ 90,030,226     $  134,435,227
                                                           ===============     =============    ===============
  Sales
  Investments (non-U.S. government securities)             $  151,266,868      $ 75,266,130     $  118,150,040
                                                           ===============     =============    ===============

                                                              STRATEGIC
                                                                GROWTH           TECHNOLOGY          VALUE
                                                                SERIES             SERIES            SERIES
  -------------------------------------------------------------------------------------------------------------
  Purchases
  Investments (non-U.S. government securities)             $  110,354,720      $ 115,371,771    $  317,156,014
                                                           ===============     =============    ===============
  Sales
  Investments (non-U.S. government securities)             $   94,356,638      $  95,978,726    $  130,922,299
                                                           ===============     =============    ===============

The cost and unrealized appreciation and depreciation in the value of the investments owned by each series, as computed on a federal income tax basis, are as follows:

                                                                                                           MASSACHUSETTS
                                                                         CAPITAL         INTERNATIONAL       INVESTORS
                                                                      OPPORTUNITIES         GROWTH          GROWTH STOCK
                                                                          SERIES            SERIES            SERIES
-------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                       $  546,538,019      $ 125,694,389    $  995,146,777
                                                                     ===============     =============    ==============
Gross unrealized appreciation                                        $   28,811,557      $   5,632,634    $   58,277,542
Gross unrealized depreciation                                           (66,526,486)        (9,547,123)     (231,376,456)
                                                                     ---------------     -------------    --------------
  Net unrealized depreciation                                        $  (37,714,929)     $  (3,914,489)   $ (173,098,914)
                                                                     ===============     =============    ==============

                                                       NEW              RESEARCH           RESEARCH          STRATEGIC
                                                     DISCOVERY         GROWTH AND        INTERNATIONAL         GROWTH
                                                      SERIES          INCOME SERIES         SERIES             SERIES
------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                     $274,874,551      $   97,460,280      $  85,805,206    $   81,620,019
                                                   =============     ===============     =============    ==============
Gross unrealized appreciation                      $ 36,514,257      $    5,653,773      $   3,284,288    $    5,333,796
Gross unrealized depreciation                       (26,529,455)         (4,121,674)        (6,204,613)      (10,471,584)
                                                   -------------     ---------------     -------------    --------------
  Net unrealized appreciation (depreciation)       $  9,984,802      $    1,532,099      $  (2,920,325)   $  (5,137,788)
                                                   =============     ===============     =============    ==============

                                                                                          TECHNOLOGY           VALUE
                                                                                            SERIES             SERIES
-------------------------------------------------------------------------------------------------------------------------
Aggregate cost                                                                           $  38,775,196    $  298,459,212
                                                                                         =============    ==============
Gross unrealized depreciation                                                            $   4,104,006    $   14,266,820
Gross unrealized appreciation                                                               (8,287,527)       (9,787,543)
                                                                                         -------------    --------------
  Net unrealized appreciation (depreciation)                                             $  (4,183,521)   $    4,479,277
                                                                                         =============    ==============

(5) SHARES OF BENEFICIAL INTEREST
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in series shares were as follows:

                                                                                   CAPITAL OPPORTUNITIES SERIES
                                                                     ------------------------------------------------------
                                                                              YEAR ENDED                 YEAR ENDED
                                                                           DECEMBER 31, 2001          DECEMBER 31, 2000
                                                                     --------------------------   -------------------------
INITIAL CLASS SHARES                                                    SHARES        AMOUNT         SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                                           12,897,234   $198,655,914    15,336,962 $364,208,079
Shares issued to shareholders in reinvestment of distributions         5,712,071     93,906,454     2,690,871   60,732,979
Shares redeemed                                                      (14,231,830)  (200,855,287)   (2,626,874) (61,286,904)
                                                                     -----------   ------------    ----------- ------------
  Net increase                                                         4,377,475   $ 91,707,081    15,400,959 $363,654,154
                                                                     ===========   ============    =========== ============

                                                                        CAPITAL OPPORTUNITIES SERIES
                                                                     --------------------------------
                                                                              PERIOD ENDED
                                                                           DECEMBER 31, 2001*
                                                                     --------------------------------
SERVICE CLASS SHARES                                                    SHARES            AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                                             579,500           $ 7,252,320
Shares redeemed                                                         (73,679)             (939,640)
                                                                        -------           -----------
  Net increase                                                          505,821           $ 6,312,680
                                                                        =======           ===========

                                           INTERNATIONAL GROWTH SERIES             MASSACHUSETTS INVESTORS GROWTH STOCK SERIES
                                  ----------------------------------------------- -------------------------------------------------
                                         YEAR ENDED            YEAR ENDED              YEAR ENDED              YEAR ENDED
                                      DECEMBER 31, 2001     DECEMBER 31, 2000       DECEMBER 31, 2001       DECEMBER 31, 2000
                                  ----------------------- ----------------------- ------------------------ ------------------------
INITIAL CLASS SHARES                 SHARES     AMOUNT       SHARES    AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                       10,287,794 $ 99,709,025  7,598,877 $ 94,829,624  32,547,703 $349,685,410  35,527,626 $569,297,154
Shares issued to shareholders in
  reinvestment of distributions      532,007    5,649,909    127,884    1,579,369   8,998,911   99,617,941   1,907,212   29,161,288
Shares redeemed                   (8,294,924) (77,906,286)(2,911,881) (36,774,940)(26,531,254)(261,610,566) (3,983,901) (62,862,420)
                                  ---------- ------------ ---------- ------------ ----------- ------------ ----------- ------------
  Net increase                     2,524,877 $ 27,452,648  4,814,880 $ 59,634,053  15,015,360 $187,692,785  33,450,937 $535,596,022
                                  ========== ============ ========== ============ =========== ============ =========== ============

                                                                                     MASSACHUSETTS INVESTORS GROWTH
                                         INTERNATIONAL GROWTH SERIES                          STOCK SERIES
                                       -------------------------------               ------------------------------
                                                PERIOD ENDED                                  PERIOD ENDED
                                             DECEMBER 31, 2001*                             DECEMBER 31, 2001
                                       -------------------------------               ------------------------------
SERVICE CLASS SHARES                      SHARES            AMOUNT                        SHARES     AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                                467,839     $     4,311,527                   2,172,941   $   20,301,744
Shares redeemed                           (140,468)         (1,306,761)                   (387,436)      (3,704,351)
                                       -----------     ---------------               -------------   --------------
  Net increase                             327,371     $     3,004,766                   1,787,505   $   16,597,393
                                       ===========     ===============               =============   ==============

                                               NEW DISCOVERY SERIES                       RESEARCH GROWTH AND INCOME SERIES
                                  ----------------------------------------------- -------------------------------------------------
                                         YEAR ENDED             YEAR ENDED               YEAR ENDED               YEAR ENDED
                                     DECEMBER 31, 2001      DECEMBER 31, 2000        DECEMBER 31, 2001        DECEMBER 31, 2000
                                  ----------------------- ----------------------- ------------------------ ------------------------
INITIAL CLASS SHARES                SHARES      AMOUNT      SHARES      AMOUNT      SHARES       AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                       14,482,960 $194,141,141 12,272,097 $212,822,757   3,425,883 $ 44,102,027   2,119,011 $ 30,613,971
Shares issued to shareholders in
  reinvestment of distributions    1,285,244   18,700,305    445,080    7,196,933     184,100    2,476,143     104,205    1,466,166
Shares redeemed                   10,705,230)(137,285,533)(2,015,243) (34,579,748) (2,456,735) (30,621,257) (1,342,288) (19,260,506)
                                  ---------- ------------ ---------- ------------ ----------- ------------ ----------- ------------
  Net increase                     5,062,974 $ 75,555,913 10,701,934 $185,439,942   1,153,248 $ 15,956,913     880,928 $ 12,819,631
                                  ========== ============ ========== ============ =========== ============ =========== ============

                                              NEW DISCOVERY SERIES                        RESEARCH GROWTH AND INCOME SERIES
                                            --------------------------                    ---------------------------------
                                                   PERIOD ENDED                                      PERIOD ENDED
                                                DECEMBER 31, 2001*                                 DECEMBER 31, 2001*
                                            --------------------------                    ---------------------------------
SERVICE CLASS SHARES                           SHARES         AMOUNT                         SHARES               AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                                   968,873    $  12,401,399                         266,781     $      3,268,087
Shares redeemed                              (252,751)      (3,341,273)                        (18,168)            (228,114)
                                            ---------    -------------                    ------------     ----------------
  Net increase                                716,122    $   9,060,126                         248,613     $      3,039,973
                                            =========    =============                    ============     ================

                                          RESEARCH INTERNATIONAL SERIES                         STRATEGIC GROWTH SERIES
                                  ----------------------------------------------- -------------------------------------------------
                                         YEAR ENDED             YEAR ENDED              YEAR ENDED               YEAR ENDED
                                      DECEMBER 31, 2001      DECEMBER 31, 2000        DECEMBER 31, 2001       DECEMBER 31, 2000
                                  ----------------------- ----------------------- ------------------------ ------------------------
INITIAL CLASS SHARES                 SHARES      AMOUNT      SHARES     AMOUNT        SHARES      AMOUNT       SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                        4,740,180 $ 50,808,487  5,095,649 $ 69,082,439   5,626,830 $ 50,048,119   8,256,695 $102,734,919
Shares issued to shareholders in
  reinvestment of distributions      167,440    1,923,891    163,480    2,216,789     198,915    1,837,971       2,203       27,121
Shares redeemed                   (3,540,107) (35,970,098)  (793,092) (11,088,980) (4,533,950) (37,004,490) (1,054,968) (12,692,655)
                                  ---------- ------------ ---------- ------------ ----------- ------------ ----------- ------------
  Net increase                     1,367,513 $ 16,762,280  4,466,037 $ 60,210,248   1,291,795 $ 14,881,600   7,203,930 $ 90,069,385
                                  ========== ============ ========== ============ =========== ============ =========== ============

                                  RESEARCH INTERNATIONAL SERIES                   STRATEGIC GROWTH SERIES
                                  -----------------------------                   ------------------------
                                          PERIOD ENDED                                  PERIOD ENDED
                                        DECEMBER 31, 2001*                            DECEMBER 31, 2001*
                                  -----------------------------                   ------------------------
SERVICE CLASS SHARES                   SHARES       AMOUNT                          SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                          307,168     $  3,074,037                        291,509   $ 2,202,370
Shares redeemed                      (58,705)        (586,357)                       (44,326)     (347,451)
                                  ----------     ------------                     ----------- ------------
  Net increase                       248,463     $  2,487,680                        247,183   $ 1,854,919
                                  ==========     ============                     =========== ============

                                                 TECHNOLOGY SERIES                                 VALUE SERIES
                                  ----------------------------------------------- -------------------------------------------------
                                        YEAR ENDED            PERIOD ENDED             YEAR ENDED                YEAR ENDED
                                     DECEMBER 31, 2001      DECEMBER 31, 2000**      DECEMBER 31, 2001        DECEMBER 31, 2000
                                  -----------------------  ---------------------- ------------------------ ------------------------
INITIAL CLASS SHARES                SHARES      AMOUNT       SHARES     AMOUNT       SHARES       AMOUNT      SHARES      AMOUNT
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold                        5,668,012 $ 34,922,779  3,878,304 $ 40,810,649  20,080,239 $261,632,179   5,898,648 $ 74,610,888
Shares issued to shareholders in
  reinvestment of distributions          869        5,866         --           --     539,893    7,261,562      47,305      549,687
Shares redeemed                   (2,928,719) (15,075,045)  (134,754)  (1,346,440) (6,833,692) (85,173,046) (1,023,810) (12,228,409)
                                  ---------- ------------  --------- ------------ ----------- ------------ ----------- ------------
  Net increase                     2,740,162 $ 19,853,600  3,743,550 $ 39,464,209  13,786,440 $183,720,695   4,922,143 $ 62,932,166
                                  ========== ============  ========= ============ =========== ============ =========== ============

                                    TECHNOLOGY SERIES                                   VALUE SERIES
                                  -----------------------                         ------------------------
                                       PERIOD ENDED                                     PERIOD ENDED
                                    DECEMBER 31, 2001*                               DECEMBER 31, 2001*
                                  -----------------------                         ------------------------
SERVICE CLASS SHARES               SHARES      AMOUNT                                SHARES      AMOUNT
---------------------------------------------------------------------------------------------------------------------------
Shares sold                          225,418 $  1,093,637                           1,482,724 $ 18,414,682
Shares redeemed                      (43,871)    (217,074)                           (201,627)  (2,534,407)
                                  ---------- ------------                         ----------- ------------
Net increase                         181,547 $    876,563                           1,281,097 $ 15,880,275
                                  ========== ============                         =========== ============

----------
 *For the period from the inception of Service Class shares, August 24, 2001, through December 31, 2001.
**For the period from the commencement of the series' investment operations, June 16, 2000, through December 31, 2000.

(6) LINE OF CREDIT
Each series and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to each series for the year ended December 31, 2001, was as follows:

                                                           COMMITMENT FEE
              -----------------------------------------------------------
              Capital Opportunities Series                      $6,606
              International Growth Series                        1,403
              Massachusetts Investors Growth Stock Series        6,559
              New Discovery Series                               3,168
              Research Growth and Income Series                  1,039
              Research International Series                      1,037
              Strategic Growth Series                            1,004
              Technology Series                                    315
              Value Series                                       2,624

Each series had no borrowings during the year.

(7) RESTRICTED SECURITIES
Each series of the trust is restricted from investing more than a certain amount in securities which are subject to legal or contractual restrictions on resale. Such restrictions range from between 0% and 15% of the series' net assets. At December 31, 2001 the New Discovery Series owned the following restricted securities, excluding securities issued under Rule 144A, constituting .7% of net assets which may not be publicly sold without registration under the Securities Act of 1933. The series does not have the right to demand that such securities be registered. The value of these securities is determined by valuations furnished by dealers or by a pricing service, or if not available, in good faith at the direction of the Trustees.

           DESCRIPTION   DATE OF ACQUISITION    SHARES      COST         VALUE
       -------------------------------------------------------------------------
       Cyberonics, Inc.          2/12/01        56,400   $1,015,200   $1,496,292
       Abgenix, Inc.            11/02/00        18,100    1,267,000      608,884
                                                         ----------   ----------
                                                         $2,282,200   $2,105,176
                                                         ==========   ==========

(8) CHANGE IN ACCOUNTING PRINCIPLE
As required, effective January 1, 2001, each series adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to January 1, 2001, each series did not amortize premium on debt securities. Based on securities held by each series on January 1, 2001, the cumulative effect of this accounting change had no impact on total net assets but resulted in the following for the Strategic Growth Series.

                                                                              STRATEGIC GROWTH
                                                                                   SERIES
            ----------------------------------------------------------------------------------
            Increase in cost of securities                                         $ 37
            Decrease in net unrealized appreciation (depreciation)                 $(37)

The effect of this change for the year ended December 31, 2001 was the following:


                                                                              STRATEGIC GROWTH
                                                                                   SERIES
            -----------------------------------------------------------------------------------
            Increase (decrease) net investment income                              $ --
            Decrease net unrealized appreciation (depreciation)                    $(30)
            Increase net realized gains (losses)                                   $ 30

The Statement of Changes in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

----------
This MFS(R)/Sun Life Series Trust Annual Report is prepared for the general information of contract owners. It is authorized for distribution to prospective investors only when preceded or accompanied by the current prospectus.

INDEPENDENT AUDITORS' REPORT
TO THE TRUSTEES AND THE SHAREHOLDERS OF MFS/SUN LIFE SERIES TRUST:

We have audited the accompanying statement of assets and liabilities of Capital Opportunities Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Technology Series, and Value Series, (each a portfolio of MFS/Sun Life Series Trust), including the portfolios of investments, as of December 31, 2001, and their related statements of operations for the year then ended, their statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Capital Opportunities Series, International Growth Series, Massachusetts Investors Growth Stock Series, New Discovery Series, Research Growth and Income Series, Research International Series, Strategic Growth Series, Technology Series and Value Series, as of December 31, 2001, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
February 6, 2002

MFS/SUN LIFE SERIES TRUST
FEDERAL TAX INFORMATION (UNAUDITED)

The following series have designated capital gain dividends for the year ended December 31, 2001.

           Capital Opportunities Series                  $42,160,088
           International Growth Series                     4,102,992
           Massachusetts Investors Growth Stock Series     2,407,645
           New Discovery Series                            3,061,568
           Research Growth and Income Series               2,070,796
           Research International Series                      87,899
           Strategic Growth Series                             2,058
           Technology Series                                      --
           Value Series                                    2,362,197

DIVIDENDS RECEIVED DEDUCTION
For the year ended December 31, 2001, the amounts of distributions from income eligible for the 70% dividends received deduction for corporations were as follows:

                                                           DIVIDENDS RECEIVED
                                                              DEDUCTIONS
           ----------------------------------------------------------------
           Capital Opportunities Series                         4.39%
           International Growth Series                          0.04%
           Massachusetts Investors Growth Stock Series          2.15%
           New Discovery Series                                 0.23%
           Research Growth and Income Series                     100%
           Research International Series                        0.74%
           Strategic Growth Series                              6.47%
           Technology Series                                   13.77%
           Value Series                                        19.37%

For the year ended December 31, 2001, income from foreign sources and the foreign tax credit were as follows:

               FOREIGN SOURCE        FOREIGN TAX
               INCOME        CREDIT
           -----------------------------------------------------------------
           International Growth Series       $2,098,441   $  280,335
           Research International Series     $1,267,588   $  150,833

MFS(R)/SUN LIFE SERIES TRUST
500 BOYLSTON STREET, BOSTON, MA 02116-3741

The following table presents certain information regarding the Trustees and executive officers of the Trust, including their principal occupations, which, unless specific dates are shown, are of more than five years duration, although the titles may not have been the same throughout.

NAME, POSITION WITH TRUST, LENGTH OF TIME SERVED, AGE,
PRINCIPAL OCCUPATION AND OTHER DIRECTORSHIPS(1):

Samuel Adams** Trustee (since 7/21/82) (born 10/19/25)              Ronald G. Steinhart+ Trustee (born 6/15/40)
 Kirkpatrick & Lockhart LLP (Attorneys), Of Counsel;                 Private Investor; Bank One Corporation, Officer
 Warner & Stackpole (Attorneys), Partner (until 1999).               (until January 2000); Bank One, Texas, N.A.,
                                                                     Vice Chairman and Director; Prentiss Properties Trust
David D. Horn* Trustee (since 4/24/86) (born 6/7/41)                 (real estate investment trust), Director; NCH Corporation
 Private investor; Retired; Sun Life Assurance Company               (manufacturer and distributor), Director; United Auto
 of Canada, Former Senior Vice President and General                 Group, Inc. (retail auto dealer), Director.
 Manger for the United Sates (until 1997).
                                                                    Haviland Wright+ Trustee (born 7/21/48) Displaytech, Inc.
C. James Prieur* Trustee, Chairman and President                     (manufacturer of  liquid crystal display technology),
 (since 7/29/99) (born 4/21/51) Sun Life Assurance Company           Chairman and Chief Executive Officer.
 of Canada, President and Chief Operating Officer
 (since April 1999), General Manager, U.S.(since November           James R. Bordewick, Jr.++ Assistant Secretary and
 1997), Vice President of Investments (1992 to November 1997).       Assistant Clerk (born  03/06/59) Massachusetts Financial
                                                                     Services Company, Senior Vice President and  Associate
J. Kermit Birchfield+ Trustee (since 5/12/97) (born 1/8/40)          General Counsel.
 Consultant; Displaytech, Inc. (manufacturer of liquid
 crystal display technology), Managing Director; Century            Mark E. Bradley++ Assistant Treasurer (born 11/23/59)
 Partners, Inc. (investments), Managing Director: HPSC, Inc.         Massachusetts Financial  Services Company, Vice President
 (medical financing), Dairy Mart Convenience Stores, Inc.            since March 1997).
 (convenience stores), Director; Intermountain Gas Company,
 Inc. (public utility gas distribution), Director.                  Stephen E. Cavan++ Secretary and Clerk (born 11/06/53)
                                                                     Massachusetts Financial Services Company, Senior
Derwyn F. Phillips+ Trustee (since 4/24/86) (born 8/31/30)           Vice President, General Counsel and Secretary.
 Retired; The Gillette Company, Former Vice Chairman
 (until 1991).                                                      Robert R. Flaherty++ Assistant Treasurer (born 09/18/63)
                                                                     Massachusetts Financial  Services Company,
Robert C. Bishop+ Trustee (born 1/13/43)                             Vice President (since August 2000);
 AutoImmune Inc.(pharmaceutical product development), Chairman,      UAM Fund Services,Senior Vice President (prior to August 2000).
 Director, President and Chief Executive Officer; Millipore
 Corporation (purification/filtration products), Director;          Ellen Moynihan++ Assistant Treasurer born 11/13/57)
 Quintiles Transnational Corp.(contract services to the              Massachusetts Financial  Services Company, Vice President
 medical industry), Director; One Equity Capital, Life               (since September 1996)
 Sciences Advisory Board Member.
                                                                    James O. Yost++ Assistant Treasurer (born 06/12/60)
Frederick H. Dulles+ Trustee (born 3/12/42)                          Massachusetts Financial  Services Company,
 McFadden, Pilkington & Ward (solicitors and registered foreign      Senior Vice President.
 lawyers), Partner; Jackson & Nash, LLP (law  firm),
 Of Counsel (January 2000 to November 2000); McDermott,
 Will & Emery (law  firm), Partner (April 1994 to
 December 1996), Of Counsel (January 1997 to April  1997).

----------
(1) Directorships of companies required to report to the Securities and Exchange Commission (the "SEC") (i.e., "public companies").
* "Interested person" (as defined in the 1940 Act) of Sun Life of Canada (U.S.), the address of which is One Sun Life Executive Park, Wellesley Hills, Massachusetts.
** "Interested person" (as defined in the 1940 Act) of Massachusetts Financial Services Company, the address of which is 500 Boylston Street, Boston, Massachusetts. Samuel Adams is an "interested person" of MFS because the law firm Kirkpatrick & Lockhart LLP, where Mr. Adams is Of Counsel, is counsel to some investment companies managed by MFS.
  All Trustees currently serve as Trustees of each Trust and have served in that capacity continuously since originally elected or appointed except for Messrs. Bishop, Dulles, Prieur, Steinhart and Wright, who were elected by the Trust's shareholders on May 1, 2001.
  All of the Trustees are also Managers of the Compass Variable Accounts, separate accounts registered as investment companies. The executive officers of the Trust hold similar offices for the Compass Variable Accounts and other funds in the MFS fund complex. Each Trustee serves as a Trustee or Manager of 38 Accounts /Series.
  The Statement of Additional Information contains further information about the Trustees and is available without charge upon request, by calling 1-800-752-7215.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116-3741

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110-2875

AUDITORS
Deloitte & Touche LLP

PORTFOLIO MANAGERS++

William J. Adams                                  Constantine Mokas
S. Irfan Ali                                      Liehar Moy
David A. Antonelli                                Steven E. Nothern
John W. Ballen                                    Lisa B. Nurme
Stephen C. Bryant                                 Stephen Pesek
David M. Calabro                                  Mark Regan
Barry P. Dargan                                   Bernard Scozzafava
Dale A. Dutile                                    David E. Sette-Ducati
Mitchell D. Dynan                                 Maura A. Shaughnessy
Kenneth J. Enright                                Toni Y. Shimura
Joseph C. Flaherty, Jr.                           Frederick J. Simmons
Steven R. Gorham                                  Brooks Taylor
David S. Kennedy                                  Terri A. Vitozzi
John E. Lathrop                                   Neil D. Wagner
John D. Laupheimer, Jr.

+  Independent Trustee
++ MFS Investment Management(R)                             SUN-2C 02/02 204M